                                                     Registration Nos. 333-48457
                                                                    811-04865-01

     As filed with the Securities and Exchange Commission on April 30, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

     Pre-effective Amendment No.   [_]

     Post-Effective Amendment No.  [17]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                            [X]

     Amendment No.                 [12]

                  VARIABLE ACCOUNT B OF AMERICAN INTERNATIONAL
                       LIFE ASSURANCE COMPANY OF NEW YORK
                           (Exact Name of Registrant)

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                 80 Pine Street
                            New York, New York 10005
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)
                                 70 Pine Street
                            New York, New York 10270

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective

     [_]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 2008 pursuant to paragraph (b)

     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXECUTIVE ADVANTAGE(SM)

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK ("AI Life") through its Variable Account B

                            THIS PROSPECTUS IS DATED
                                 APRIL 30, 2008

American International Life Assurance Company of New York ("AI Life") is offering life insurance coverage under the Executive AdvantageSM group flexible premium variable universal life policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are those where an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the BENEFICIARY. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members. The description of the Policy in this prospectus is fully applicable to your certificate and the word "Policy" includes any such certificate.

For information on how to contact AI Life, please see page 5.

The Index of Special Words and Phrases on page 50 will define many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy. Please read this prospectus carefully and keep it for future reference.

The GUARANTEED ACCOUNT is part of our general account. You can use AI Life's Variable Account B ("VARIABLE ACCOUNT") to invest in the Executive Advantage variable investment options. Currently, the Executive Advantage variable investment options each purchase shares of a corresponding Fund of:

..    AIG Retirement Company I ("AIG Retirement Co. I")

..    AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein
     VPS")

..    American Century Variable Portfolios, Inc. ("American Century VP")

..    BlackRock Variable Series Funds, Inc. ("BlackRock")

..    Credit Suisse Trust ("Credit Suisse Trust")

..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")

..    Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")

..    J.P. Morgan Series Trust II ("JPMorgan")

..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..    PIMCO Variable Insurance Trust ("PIMCO VIT")

..    The Universal Institutional Funds, Inc. ("UIF")

..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 17 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying variable investment options that may interest you. You can request free copies from your AI Life representative or from our ADMINISTRATIVE CENTER shown on page 5 of this prospectus.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                                TABLE OF CONTENTS


POLICY BENEFITS/RISKS SUMMARY....................................................    6
POLICY BENEFITS..................................................................    6
   DEATH BENEFIT.................................................................    6
      DEATH BENEFIT PROCEEDS.....................................................    6
      DEATH BENEFIT OPTIONS......................................................    6
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS..............    6
      FULL SURRENDERS............................................................    6
      PARTIAL SURRENDERS.........................................................    7
      TRANSFERS..................................................................    7
      LOANS......................................................................    7
   PREMIUMS......................................................................    7
      FLEXIBILITY OF PREMIUMS....................................................    7
      FREE LOOK..................................................................    7
   THE POLICY....................................................................    7
      OWNERSHIP RIGHTS...........................................................    7
      VARIABLE ACCOUNT...........................................................    8
      GUARANTEED ACCOUNT.........................................................    8
      ACCOUNT VALUE..............................................................    8
      PAYMENT OPTIONS............................................................    8
      TAX BENEFITS...............................................................    8
   SUPPLEMENTAL BENEFITS AND RIDERS..............................................    8
POLICY RISKS.....................................................................    8
   INVESTMENT RISK...............................................................    8
   RISK OF LAPSE.................................................................    9
   TAX RISKS.....................................................................    9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS....................................    9
   POLICY LOAN RISKS.............................................................   10
PORTFOLIO RISKS..................................................................   10
TABLES OF CHARGES................................................................   11
GENERAL INFORMATION..............................................................   15
   AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK.....................   15
   THE VARIABLE ACCOUNT..........................................................   15
   GUARANTEE OF INSURANCE OBLIGATIONS............................................   15
   ADDITIONAL INFORMATION........................................................   16
   COMMUNICATION WITH AI LIFE....................................................   16
      ADMINISTRATIVE CENTER......................................................   16
   APPLYING FOR A POLICY.........................................................   16
      OUR AGE REQUIREMENT FOR THE INSURED........................................   16
      THE MINIMUM FACE AMOUNT....................................................   16
      WE REQUIRE A MINIMUM INITIAL PREMIUM.......................................   16
      WHEN YOUR COVERAGE WILL BE EFFECTIVE.......................................   16
      GENERAL....................................................................   17
   VARIABLE INVESTMENT OPTIONS...................................................   17
   GUARANTEED INVESTMENT OPTION..................................................   20
   GUARANTEED ACCOUNT VALUE......................................................   20
   VOTING PRIVILEGES.............................................................   21
   ILLUSTRATIONS.................................................................   21
POLICY FEATURES..................................................................   22
   DEATH BENEFITS................................................................   22
      YOUR FACE AMOUNT OF INSURANCE..............................................   22
      YOUR DEATH BENEFIT.........................................................   22

      LIFE INSURANCE PROCEEDS....................................................   22
      PAYMENT OF LIFE INSURANCE PROCEEDS.........................................   22
      AMOUNT OF LIFE INSURANCE PROCEEDS..........................................   23
   TAX QUALIFICATION OPTIONS.....................................................   23
   CHANGES IN DEATH BENEFIT OPTIONS..............................................   23
      HOW TO REQUEST A CHANGE....................................................   23
      TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE..........................   24
   PREMIUM PAYMENTS..............................................................   24
      RESTRICTIONS ON PREMIUM....................................................   24
      MINIMUM INITIAL PREMIUM....................................................   24
      PLANNED PERIODIC PREMIUM...................................................   24
      ADDITIONAL PREMIUM.........................................................   24
      EFFECT OF PREMIUM PAYMENTS.................................................   25
      GRACE PERIOD...............................................................   25
      PREMIUM ALLOCATIONS........................................................   25
      ALLOCATION RULES...........................................................   25
      CREDITING PREMIUM..........................................................   26
      FUTURE PREMIUM PAYMENTS....................................................   26
      PREMIUM PAYMENTS AND TRANSFER REQUESTS IN GOOD ORDER.......................   26
   DETERMINING THE ACCOUNT VALUE.................................................   27
   ACCOUNT VALUE IN THE SUBACCOUNTS..............................................   27
      ACCUMULATION UNIT VALUES...................................................   27
      NET INVESTMENT FACTOR......................................................   28
      GUARANTEED ACCOUNT VALUE...................................................   28
      NET ACCOUNT VALUE..........................................................   28
      CASH SURRENDER VALUE.......................................................   28
      NET CASH SURRENDER VALUE...................................................   28
   TRANSFERS.....................................................................   28
      DATE WE PROCESS YOUR TRANSFER REQUEST......................................   29
      NUMBER OF PERMITTED TRANSFERS/TRANSFER CHARGE..............................   29
   DOLLAR COST AVERAGING.........................................................   29
      PROCESSING YOUR AUTOMATIC DOLLAR COST AVERAGING TRANSFERS..................   29
   MARKET TIMING.................................................................   30
      RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS....   31
   CHANGING THE FACE AMOUNT OF INSURANCE.........................................   31
      CHANGES IN FACE AMOUNT.....................................................   31
      INCREASES IN FACE AMOUNT...................................................   31
      DECREASES IN FACE AMOUNT...................................................   32
      CONSEQUENCES OF A CHANGE IN FACE AMOUNT....................................   32
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS.............................   32
      VALUATION DATES, TIMES, AND PERIODS........................................   32
      FUND PRICING...............................................................   32
      DATE OF RECEIPT............................................................   32
      COMMENCEMENT OF INSURANCE COVERAGE.........................................   32
      ISSUE DATE; POLICY MONTHS AND YEARS........................................   32
      MONTHLY DEDUCTION DAYS.....................................................   33
      COMMENCEMENT OF INVESTMENT PERFORMANCE.....................................   33
      EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE........   33
   REPORTS TO POLICY OWNERS......................................................   33
POLICY TRANSACTIONS..............................................................   34
   WITHDRAWING POLICY INVESTMENTS................................................   34
      FULL SURRENDER.............................................................   34
      PARTIAL SURRENDER..........................................................   34
      LOANS......................................................................   35

      MAXIMUM LOAN AMOUNT........................................................   35
      INTEREST...................................................................   35
      LOAN ACCOUNT...............................................................   35
      EFFECT OF A LOAN...........................................................   35
      OUTSTANDING LOAN...........................................................   35
      LOAN REPAYMENT.............................................................   36
   MATURITY OF YOUR POLICY.......................................................   36
   TAX CONSIDERATIONS............................................................   36
POLICY PAYMENTS..................................................................   36
   PAYMENT OPTIONS...............................................................   36
      CHANGE OF PAYMENT OPTION...................................................   36
      TAX IMPACT.................................................................   36
   THE BENEFICIARY...............................................................   36
   ASSIGNMENT OF A POLICY........................................................   36
   PAYMENT OF PROCEEDS...........................................................   37
      GENERAL....................................................................   37
      DELAY OF GUARANTEED ACCOUNT OPTION PROCEEDS................................   37
      DELAY FOR CHECK CLEARANCE..................................................   37
      DELAY OF VARIABLE ACCOUNT PROCEEDS.........................................   37
      DELAY TO CHALLENGE COVERAGE................................................   37
      DELAY REQUIRED UNDER APPLICABLE LAW........................................   38
ADDITIONAL RIGHTS THAT WE HAVE...................................................   38
CHARGES UNDER THE POLICY.........................................................   38
   DEDUCTIONS FROM PREMIUM.......................................................   39
      MONTHLY DEDUCTION FROM ACCOUNT VALUE.......................................   39
      ADMINISTRATIVE CHARGE......................................................   39
      COST OF INSURANCE CHARGE...................................................   39
   NET AMOUNT AT RISK............................................................   40
      RATE CLASSES FOR INSUREDS..................................................   40
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS...........   41
   DEDUCTION FROM VARIABLE ACCOUNT ASSETS........................................   41
      MORTALITY AND EXPENSE RISK CHARGE..........................................   41
   DEDUCTIONS UPON POLICY TRANSACTIONS...........................................   41
      TRANSFER CHARGE............................................................   41
      SURRENDER CHARGE...........................................................   42
      SURRENDER CHARGE CALCULATION...............................................   42
      SURRENDER CHARGE BASED ON AN INCREASE OR DECREASE IN FACE AMOUNT...........   42
      PARTIAL SURRENDER CHARGE...................................................   43
      PARTIAL SURRENDER CHARGE DUE TO DECREASE IN FACE AMOUNT....................   43
      PARTIAL SURRENDER ADMINISTRATIVE CHARGE....................................   43
      DISCOUNT PURCHASE PROGRAMS.................................................   43
OTHER POLICY PROVISIONS..........................................................   43
   RIGHT TO EXCHANGE.............................................................   43
   MORE ABOUT POLICY CHARGES.....................................................   44
      PURPOSE OF OUR CHARGES.....................................................   44
      GENERAL....................................................................   44
   ACCOUNT VALUE.................................................................   44
      YOUR ACCOUNT VALUE.........................................................   44
      YOUR INVESTMENT OPTIONS....................................................   44
      THE GUARANTEED ACCOUNT.....................................................   45
POLICY LAPSE AND REINSTATEMENT...................................................   45
   REINSTATEMENT.................................................................   45
FEDERAL INCOME TAX CONSIDERATIONS................................................   46
   TAX STATUS OF THE POLICY......................................................   46

   AI LIFE.......................................................................   46
   DIVERSIFICATION AND INVESTOR CONTROL..........................................   46
   TAX TREATMENT OF THE POLICY...................................................   46
   TAX TREATMENT OF POLICY BENEFITS IN GENERAL...................................   47
   PRE-DEATH DISTRIBUTION........................................................   47
   POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.......................   47
   MODIFIED ENDOWMENT CONTRACTS..................................................   48
   INTEREST ON LOANS.............................................................   48
   POLICY EXCHANGES AND MODIFICATIONS............................................   48
   WITHHOLDING...................................................................   48
   CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS...............   49
   POSSIBLE CHARGE FOR AI LIFE'S TAXES...........................................   49
LEGAL PROCEEDINGS................................................................   49
FINANCIAL STATEMENTS.............................................................   49
INDEX OF SPECIAL WORDS AND PHRASES...............................................   50
APPENDIX A.......................................................................   52

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE AI LIFE EXECUTIVE ADVANTAGE POLICIES:

ADMINISTRATIVE CENTER:                  HOME OFFICE:
-------------------------------------   -------------------------------------
American International Life Assurance   American International Life Assurance
Company of New York                     Company of New York
One ALICO Plaza                         80 Pine Street
600 King Street, CLMK                   New York, New York 10005-1700
Wilmington, Delaware 19801-3722         1-212-709-8716
1-302-594-2352

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     You may allocate your ACCOUNT VALUE among the 43 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

DEATH BENEFIT

..    DEATH BENEFIT PROCEEDS: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the INSURED person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "FACE AMOUNT" of insurance.

..    DEATH BENEFIT OPTIONS: You must choose one of the two Death Benefit Options when you apply for your Policy:

     .    Level Death Benefit Option or

     .    Increasing Death Benefit Option

     For the Level Death Benefit Option, the death benefit will be the greater of:

     .    Face Amount; or

     . Account Value on the date of death multiplied by the appropriate minimum death benefit factor. You should consider this Death Benefit Option if you want to minimize your cost of insurance.

     For the Increasing Death Benefit Option, the death benefit will be the greater of:

     .    Face Amount plus the Account Value; or

     . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

     You should consider this Death Benefit Option if you want your death benefit to increase with your Account Value.

     Federal tax law may require us to increase the death benefit under any of the above Death Benefit Options. See "Tax Qualification Options" on page 23.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..    FULL SURRENDERS: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your NET CASH SURRENDER VALUE. A surrender charge may apply. See "Surrender Charge" on page 42. You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..    PARTIAL SURRENDERS: We will not allow a partial surrender during the first
     Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

..    TRANSFERS: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..    LOANS: You may take a loan from your Policy at any time after the first
     Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any OUTSTANDING LOAN at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the LOAN ACCOUNT) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..    FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    FREE LOOK: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

     The free look period generally expires the later of:

..    10 days after you receive the Policy, or

..    45 days after you sign Part I of the application.

THE POLICY

..    OWNERSHIP RIGHTS: While the Insured person is living, you, as the OWNER of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

..    VARIABLE ACCOUNT: You may direct the money in your Policy to any of the variable investment options of the Variable Account. Each variable investment option invests exclusively in one of the Mutual Funds listed in this prospectus.

..    GUARANTEED ACCOUNT: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..    ACCOUNT VALUE: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center.

..    TAX BENEFITS: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

     We offer no supplemental benefits or riders with this Policy.

                                  POLICY RISKS

INVESTMENT RISK

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

     If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCOUNT VALUE.

     If you allocate NET PREMIUMs to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

     If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

     If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the LIFE INSURANCE PROCEEDS to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

TAX RISKS

     We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 46.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

     The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to meet long-term financial goals.

     A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

     A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

     We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     AI Life may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AI Life representative about our other policies.

     The first table describes the fees and expenses that are payable, at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.

                                TRANSACTION FEES

CHARGE                                       WHEN CHARGE IS DEDUCTED                 MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
------------------------------------------   -------------------------------------   -------------------------   ----------------
STATUTORY PREMIUM TAX CHARGE                 Upon receipt of each premium payment    3.5%/1/ of each premium     2%/1/ of each
                                                                                     payment                     premium payment

DAC TAX CHARGE                               Upon receipt of each premium payment    1%                          0%

PREMIUM EXPENSE CHARGE                       Upon receipt of each premium payment    9% of the amount of each    9% of the amount
                                                                                     premium payment             of each premium
                                                                                                                 payment

SURRENDER CHARGE

Maximum Charge - for a 77 year old male,     Upon a partial surrender or a full      $39 per $1,000 of Face      $0 per $1,000 of
smoker with a Face Amount of $100,000 for    surrender of your Policy during the     Amount                      Face Amount/2/
the first Policy year/2/                     first 14 Policy years and during the
                                             first 14 Policy years following an
                                             increase in the  Policy's Face Amount

Minimum Charge - for a 18 year old female,   Upon a partial surrender or a full      $8 per $1,000 of Face       $0 per $1,000 of
nonsmoker with a Face Amount of $100,000     surrender of your Policy during the     Amount                      Face Amount/2/
for the first Policy year/2/                 first 14 Policy years and during the
                                             first 14 Policy years following an
                                             increase in the Policy's Face Amount

Example Charge - for a 45 year old male,     Upon a partial surrender or a full      $24 per $1,000 of Face      $0 per $1,000 of
nonsmoker with a Face Amount of $100,000     surrender of your Policy during the     Amount                      Face Amount/2/
for the first Policy year/2/                 first 14 Policy years and during the
                                             first 14 Policy years following an
                                             increase in the Policy's Face Amount


----------
     /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

     /2/ The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown on page 5 of this prospectus.

                                TRANSACTION FEES

CHARGE                             WHEN CHARGE IS DEDUCTED    MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
--------------------------------   -----------------------    ----------------------------   --------------------------
PARTIAL SURRENDER PROCESSING FEE   Upon a partial surrender   The lesser of $25 or 2%        $0
                                   of your Policy             of the amount of the partial
                                                              surrender

TRANSFER FEE                       Upon a transfer of         $25 for each transfer/1/       $25 for each transfer/1/
                                   Account Value

POLICY OWNER ADDITIONAL            Upon each request for a    $25                            $0
ILLUSTRATION CHARGE                Policy illustration after
                                   the first in a Policy year

FLAT MONTHLY CHARGE                Monthly, at the            $10                            $7
                                   beginning of each Policy
                                   Month

FIRST YEAR ADMINISTRATIVE CHARGE   Monthly, at the            $25                            $0
                                   beginning of each Policy
                                   month during the first
                                   Policy year

FACE AMOUNT INCREASE CHARGE        Monthly, at the            $25                            $0
                                   beginning of each Policy
                                   month for the 12 months
                                   immediately following
                                   the effective date of .
                                   the increase

----------
     /1/ The first 12 transfers in a Policy year are free of charge.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                PERIODIC CHARGES
                       (OTHER THAN FUND FEES AND EXPENSES)

CHARGE                                             WHEN CHARGE IS DEDUCTED     MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
------------------------------------------------   -------------------------   -------------------------   -------------------------
COST OF INSURANCE CHARGE/1/

Maximum Charge - for the first Policy year for a   Monthly, at the beginning   $4.74911 per $1,000 of      $2.3204 per $1,000 of Net
70 year old male, smoker, guaranteed issue with    of each Policy month        Net Amount at Risk/2/       Amount at Risk
a Face Amount of $100,000

Minimum Charge - for the first Policy year for a   Monthly, at the beginning   $0.08 per $1,000 of Net     $0.0171 per $1,000 of Net
18 year old female, nonsmoker, medically           of each Policy month        Amount at Risk              Amount at Risk
underwritten, with a Face Amount of $100,000

Example Charge - for the first Policy year for a   Monthly, at the beginning   $0.28758 per $1,000 of      $0.0514 per $1,000 of Net
45 year old male, nonsmoker, medically             of each Policy month        Net Amount at Risk          Amount at Risk
underwritten with a Face Amount of $100,000
MORTALITY AND EXPENSE RISK CHARGE

Policy years 1-4/3/                                Daily                       annual effective rate of    annual effective rate of
                                                                               1.0% of Account Value       0.65% of Account Value
                                                                               invested in the variable    invested in the variable
                                                                               investment options          investment options

POLICY LOAN INTEREST CHARGE                        Annually (on your Policy    8% of the Outstanding       8% of the Outstanding
                                                   anniversary)                Loan balance                Loan balance

----------

     /1/ The Cost of Insurance Charge will vary based on the Insured person's sex, age, rate class, Policy year, and the Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured person's age and rate class, the Death Benefit Option, Face Amount and planned periodic premiums. Please consult your insurance representative or contact AI Life for information about your Cost of Insurance Charge.

     /2/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.

     /3/ After the 4th Policy year, the maximum Mortality and Expense Charge will be as follows: Policy years 5-20 annual effective rate of 1.00% (guaranteed)and 0.20% (current) Policy years 21+ annual effective rate of 1.00% (guaranteed)and 0.15% (current)

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2007. Current and future expenses for the Funds may be higher or lower than those shown.

                          ANNUAL FUND FEES AND EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

CHARGE                                                                MAXIMUM   MINIMUM
-------------------------------------------------------------------   -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS (EXPENSES
THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE MANAGEMENT FEES,
DISTRIBUTION (12b-1) FEES, AND OTHER EXPENSES)/1/                      1.73%     0.10%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses .

----------
     /1/ Currently 7 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2009. The impact of contractual reimbursements or fee waivers is as follows:

CHARGE                                                            MAXIMUM   MINIMUM
---------------------------------------------------------------   -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS AFTER
CONTRACTUAL REIMBURSEMENT OR FEE WAIVER                            1.73%     0.10%

                               GENERAL INFORMATION

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

     American International Life Assurance Company of New York ("AI Life") is a stock life insurance company organized under the laws of New York. AI Life's home office address is 80 Pine Street, New York, New York 10005. AI Life was incorporated in 1962. AI Life is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AI Life and its affiliates.

     AI Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AI Life's membership in IMSA applies only to AI Life and not its products.

THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on June 5, 1986. It is used to support the Policy and other variable universal life insurance policies, and used for other permitted purposes. The Variable Account is registered with the SEC as a unit investment trust under the federal securities laws and qualifies as a "Variable Account" within the meaning of these laws.

     We own the assets in the Variable Account. The Variable Account is divided into subaccounts. The Variable Account may include other subaccounts which are not available under the Policy.

     The assets in the Variable Account may not be used to pay any liabilities of AI Life other than those arising from the Policies, and AI Life is obligated to pay all amounts due the Policy Owners under the Policies.

GUARANTEE OF INSURANCE OBLIGATIONS

     Insurance obligations under the Policies are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AI Life. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The guarantee provides that Policy Owners can enforce the guarantee directly.

     AI Life expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on Policies issued prior to termination of the National Union guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

     National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of AIG and an affiliate of AI Life.

ADDITIONAL INFORMATION

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AI LIFE

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     ADMINISTRATIVE CENTER. The Administrative Center provides service to all Policy Owners. For applicants, your AI Life representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AI Life's addresses under "Contact Information" on page 5 of this prospectus.

APPLYING FOR A POLICY

     To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the Death Benefit Option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

     OUR AGE REQUIREMENT FOR THE INSURED. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

     THE MINIMUM FACE AMOUNT. The Face Amount must be at least $50,000, for each Insured.

     WE REQUIRE A MINIMUM INITIAL PREMIUM. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

     We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

     WHEN YOUR COVERAGE WILL BE EFFECTIVE. Your Policy will become effective after:

..    We accept your application;

..    We receive an initial premium payment in an amount we determine; and

..    We have completed our review of your application to our satisfaction.

     GENERAL. You should mail or express checks for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center.

          You must make the following requests in writing:

               .    transfer of Account Value;
               .    loan;
               .    full surrender;
               .    partial surrender;
               .    change of Beneficiary or contingent Beneficiary;
               .    change of allocation percentages for premium payments;
               .    change of allocation percentages for Policy deductions;
               .    loan repayments or loan interest payments;
               .    change of Death Benefit Option or manner of death benefit
                    payment;
               .    change in Face Amount;
               .    addition or cancellation of, or other action with respect
                    to, election of a payment option for Policy proceeds; and
               .    tax withholding elections.

     You should mail or express these requests to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AI Life representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information.

VARIABLE INVESTMENT OPTIONS

     We divided the Variable Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. One or more of the Funds may sell its shares to other funds. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with a footnote 1 next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. The text of the footnotes follows the table. Fund sub-advisers are shown in parenthesis.

VARIABLE INVESTMENT OPTIONS                           INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------------------------------   --------------------------------------------------------------
AIG Retirement Co. I/1/ International Equities Fund   VALIC* (AIG Global Investment Corp.)

AIG Retirement Co. I/1/ Mid Cap Index Fund            VALIC* (AIG Global Investment Corp.)

AIG Retirement Co. I/1/ Small Cap Index Fund           VALIC* (AIG Global Investment Corp.)

AllianceBernstein VPS Growth and Income Portfolio -   AllianceBernstein L.P.
Class A

AllianceBernstein VPS Growth Portfolio - Class A      AllianceBernstein L.P.

AllianceBernstein VPS Large Cap Growth Portfolio -    AllianceBernstein L.P.
Class A

VARIABLE INVESTMENT OPTIONS                           INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------------------------------   --------------------------------------------------------------
AllianceBernstein VPS Small Cap Growth Portfolio -    AllianceBernstein L.P.
Class A/2/

American Century VP Income & Growth Fund              American Century Investment Management, Inc.

American Century VP International Fund                American Century Global Investment Management, Inc.

BlackRock Basic Value V.I. Fund - Class I Shares/3/   BlackRock Advisors, LLC (BlackRock Investment Management, LLC)

BlackRock Fundamental Growth V.I. Fund - Class I      BlackRock Advisors, LLC (BlackRock Investment Management, LLC)
Shares/4/

BlackRock Government Income V.I. Fund - Class I       BlackRock Advisors, LLC (BlackRock Financial Management, Inc.)
Shares

BlackRock Value Opportunities V.I. Fund - Class I     BlackRock Advisors, LLC (BlackRock Investment Management, LLC)
Shares

Credit Suisse Trust Emerging Markets Portfolio        Credit Suisse Asset Management, LLC
                                                      (Credit Suisse Asset Management Limited (Australia))
                                                      (Credit Suisse Asset Management Limited (U.K.))

Credit Suisse Trust Global Small Cap Portfolio        Credit Suisse Asset Management, LLC
                                                      (Credit Suisse Asset Management Limited (Australia))
                                                      (Credit Suisse Asset Management Limited (U.K.))

Credit Suisse Trust International Focus Portfolio     Credit Suisse Asset Management, LLC
                                                      (Credit Suisse Asset Management Limited (Australia))
                                                      (Credit Suisse Asset Management Limited (U.K.))

Credit Suisse Trust Large Cap Value Portfolio         Credit Suisse Asset Management, LLC

Credit Suisse Trust Mid-Cap Core Portfolio            Credit Suisse Asset Management, LLC

Credit Suisse Trust Small Cap Core I Portfolio        Credit Suisse Asset Management, LLC

Fidelity(R) VIP Balanced Portfolio - Initial Class    Fidelity Management & Research Company (FMR Co., Inc.)
                                                      (Fidelity International Investment Advisors)
                                                      (Fidelity International Investment Advisors (U.K.) Limited)
                                                      (Fidelity Investments Japan Limited)
                                                      (Fidelity Investments Money Management, Inc.)
                                                      (Fidelity Management & Research (U.K.) Inc.)
                                                      (Fidelity Research & Analysis Company)

Fidelity(R) VIP Contrafund(R) Portfolio - Initial     Fidelity Management & Research Company (FMR Co., Inc.)
Class/5/                                              (Fidelity International Investment Advisors)
                                                      (Fidelity International Investment Advisors (U.K.) Limited)
                                                      (Fidelity Investments Japan Limited)
                                                      (Fidelity Management & Research (U.K.) Inc.)
                                                      (Fidelity Research & Analysis Company)

Fidelity(R) VIP Index 500 Portfolio - Initial Class   Fidelity Management & Research Company (FMR Co., Inc.)
                                                      (Geode Capital Management, LLC)

Franklin Templeton VIP Franklin Money Market Fund -   Franklin Advisers, Inc.
Class 1

Franklin Templeton VIP Templeton Developing Markets   Templeton Asset Management Ltd.
Securities Fund - Class 2

Franklin Templeton VIP Templeton Foreign Securities   Templeton Investment Counsel, LLC
Fund - Class 2

Franklin Templeton VIP Templeton Growth Securities    Templeton Global Advisors Limited
Fund - Class 2                                        (Templeton Asset Management Limited)

Goldman Sachs VIT Strategic International Equity      Goldman Sachs Asset Management International
Fund

Goldman Sachs VIT Structured U.S. Equity Fund         Goldman Sachs Asset Management, L.P.

JPMorgan Mid Cap Value Portfolio**                    J.P. Morgan Investment Management Inc.

JPMorgan Small Company Portfolio                      J.P. Morgan Investment Management Inc.

Neuberger Berman AMT Partners Portfolio/6/            Neuberger Berman Management Inc. (Neuberger Berman, LLC)

PIMCO VIT High Yield Portfolio - Administrative       Pacific Investment Management Company LLC
Class

PIMCO VIT Long-Term U.S. Government Portfolio -       Pacific Investment Management Company LLC
Administrative Class

VARIABLE INVESTMENT OPTIONS                           INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------------------------------   --------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative      Pacific Investment Management Company LLC
Class

PIMCO VIT Short-Term Portfolio - Administrative       Pacific Investment Management Company LLC
Class

PIMCO VIT Total Return Portfolio - Administrative     Pacific Investment Management Company LLC
Class

UIF Core Plus Fixed Income Portfolio - Class I        Morgan Stanley Investment Management Inc. d/b/a Van Kampen
Shares

UIF Emerging Markets Equity Portfolio - Class I       Morgan Stanley Investment Management Inc. d/b/a Van Kampen
Shares                                                (Morgan Stanley Investment Management Company)

UIF High Yield Portfolio - Class I Shares             Morgan Stanley Investment Management Inc. d/b/a Van Kampen

UIF Mid Cap Growth Portfolio - Class I Shares         Morgan Stanley Investment Management Inc. d/b/a Van Kampen

UIF U.S. Mid Cap Value Portfolio - Class I Shares     Morgan Stanley Investment Management Inc. d/b/a Van Kampen

Vanguard*** VIF Total Bond Market Index Portfolio     The Vanguard Group, Inc.

Vanguard*** VIF Total Stock Market Index Portfolio    The Vanguard Group, Inc.

     /1/ Effective May 1, 2008, VALIC Company I is changing its name to AIG Retirement Company I.

     /2/ The Fund type for AllianceBernstein VPS Small Cap Growth Portfolio - Class A is long-term growth of capital.

     /3/ The Fund type for BlackRock Basic Value V.I. Fund - Class I Shares is capital appreciation and income.

     /4/ The Fund type for BlackRock Fundamental Growth V.I. Fund - Class I Shares is long-term growth of capital.

     /5/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class is long-term capital appreciation.

     /6/ The Fund type for Neuberger Berman AMT Partners Portfolio is mid to large cap value.

*    "VALIC" means The Variable Annuity Life Insurance Company.

** Effective December 16, 2005, the JPMorgan Mid Cap Value Portfolio is no longer available as a variable investment option under new Policies. Policy Owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose.

***  "Vanguard" is a trademark of The Vanguard Group, Inc.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. If the expenses we incur are less than we anticipate, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 38.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies.

These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

GUARANTEED INVESTMENT OPTION

     Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

     We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

     All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

     We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

     If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

GUARANTEED ACCOUNT VALUE

     On any VALUATION DATE, the Guaranteed Account portion of your Policy Account Value equals:

..    the total of all Net Premium, allocated to the Guaranteed Account, plus

..    any amounts transferred to the Guaranteed Account, plus

..    interest credited on the amounts allocated and transferred to the
     Guaranteed Account, less

..    the amount of any transfers from the Guaranteed Account, less

..    the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

..    the allocated portion of the monthly deduction deducted from the Guaranteed
     Account, plus

..    the amount of the Loan Account.

     If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Variable Account. Even if Policy Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy Owners could determine the outcome of matters subject to shareholder vote.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. AI Life reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

ILLUSTRATIONS

     We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a Death Benefit Option, Face Amount, planned periodic premiums and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                 POLICY FEATURES

DEATH BENEFITS

     YOUR FACE AMOUNT OF INSURANCE. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

     Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 39.

     YOUR DEATH BENEFIT. You must choose one of the two Death Benefit Options at the time we issue your Policy.

     .    Level Death Benefit Option or

     .    Increasing Death Benefit Option.

     For the Level Death Benefit Option, the death benefit will be the greater of:

     .    Face Amount; or

     . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

     You should consider this Death Benefit Option if you want to minimize your cost of insurance.

     For the Increasing Death Benefit Option, the death benefit will be the greater of:

     .    Face Amount plus the Account Value; or

     . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

     You should consider this Death Benefit Option if you want your death benefit to increase with your Account Value.

     LIFE INSURANCE PROCEEDS. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

     .    satisfactory proof of the Insured's death; and

     .    the Policy.

     PAYMENT OF LIFE INSURANCE PROCEEDS. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

     We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

     AMOUNT OF LIFE INSURANCE PROCEEDS. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

     . the amount of the death benefit determined according to the Death Benefit Option selected; minus

     .    the Outstanding Loan, if any, and accrued loan interest; minus

     .    any overdue monthly deductions if the Insured dies during a Grace
          Period.

TAX QUALIFICATION OPTIONS

     Section 7702 of the CODE provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

     Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the ATTAINED AGE, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

     The two tax qualification options are:

     .    Guideline Premium/Cash Value Corridor Test.

     .    Cash Value Accumulation Test.

     You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

CHANGES IN DEATH BENEFIT OPTIONS

     If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

     HOW TO REQUEST A CHANGE. You may change your Death Benefit Option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

     If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

     If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect.

Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

     Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

     The change will take effect on the next MONTHLY ANNIVERSARY that coincides with or next follows the date we approve your request.

     TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE. Please read "Federal Income Tax Considerations" starting on page 46 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

PREMIUM PAYMENTS

     The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

     RESTRICTIONS ON PREMIUM. We may not accept any premium payment:

     .    If it is less than $50;

     . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

     . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

     MINIMUM INITIAL PREMIUM. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

     PLANNED PERIODIC PREMIUM. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

     You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

     At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

     ADDITIONAL PREMIUM. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

     Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

     EFFECT OF PREMIUM PAYMENTS. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

     Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

     . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

     . of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

     GRACE PERIOD. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

     We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

     The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

     If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

     If your Policy lapses with an Outstanding Loan you may have taxable income.

     PREMIUM ALLOCATIONS. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

     For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

     ALLOCATION RULES. Your allocation instructions must meet the following requirements:

     .    Each allocation percentage must be a whole number;

     .    Any allocation to a subaccount must be at least 5%; and

     .    the sum of your allocations must equal 100%.

     CREDITING PREMIUM. Your initial Net Premium will be credited to your Account Value as of the POLICY DATE. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of the next Valuation Date.

     If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

     FUTURE PREMIUM PAYMENTS. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

     .    The returns earned by the subaccounts you select.

     .    Interest credited on amounts allocated to the Guaranteed Account.

     We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

PREMIUM PAYMENTS AND TRANSFER REQUESTS IN GOOD ORDER

     We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

     When we receive a premium payment in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 33 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

     We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

DETERMINING THE ACCOUNT VALUE

     On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the ISSUE DATE are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

     On each Valuation Date thereafter, your Account Value is equal to:

     .    Your Account Value held in the subaccounts; and

     .    Your Account Value held in the Guaranteed Account.

     Your Account Value will reflect:

     .    the premiums you pay; and,

     .    the returns earned by the subaccounts you select; and,

     .    the interest credited on amounts allocated to the Guaranteed Account;
          and,

     .    any loans or partial surrender; and,

     .    the Policy expenses we deduct.

ACCOUNT VALUE IN THE SUBACCOUNTS

     We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

     The number of subaccount accumulation units we credit to your Policy will:

     . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount.

     . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

     ACCUMULATION UNIT VALUES. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior VALUATION PERIOD multiplied by the Net Investment Factor for the current Valuation Period.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

     GUARANTEED ACCOUNT VALUE. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

     . the total of all Net Premium, allocated to the Guaranteed Account, plus

     .    any amounts transferred to the Guaranteed Account, plus

     . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

     .    the amount of any transfers from the Guaranteed Account, less

     . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

     . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

     .    the amount of the Loan Account.

     If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

     NET ACCOUNT VALUE. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

     CASH SURRENDER VALUE. The CASH SURRENDER VALUE on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

     NET CASH SURRENDER VALUE. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

     .    the Cash Surrender Value, less

     .    the Outstanding Loan on that date.

TRANSFERS

     You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

     . MINIMUM AMOUNT OF TRANSFER -- You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

     . FORM OF TRANSFER REQUEST -- You must make a written request unless you have established prior authorization to make transfers by other means we make available;

     . TRANSFERS FROM THE GUARANTEED ACCOUNT -- The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

     DATE WE PROCESS YOUR TRANSFER REQUEST. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of the next Valuation Date.

     NUMBER OF PERMITTED TRANSFERS/TRANSFER CHARGE. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

DOLLAR COST AVERAGING

     Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

     If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

     There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

     PROCESSING YOUR AUTOMATIC DOLLAR COST AVERAGING TRANSFERS. We will begin to process your automatic transfers:

     . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

     . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

     We will stop processing automatic transfers if:

     .    The funds in the Money Market subaccount have been depleted;

     . We receive your written request at our Administrative Center to cancel future transfers;

     .    We receive notification of death of the Insured; or

     .    Your Policy goes into the Grace Period.

     Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

MARKET TIMING

The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     .    Your Policy goes into the Grace Period.

     . dilution in the value of Fund shares underlying investment options of other Policy Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

     We are required to monitor the Policies to determine if a Policy Owner requests:

     . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . an exchange out of a variable investment option, other than the money market investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option, other than the money market investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy Owners the same.

     In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

     The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

     Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

     In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

CHANGING THE FACE AMOUNT OF INSURANCE

     CHANGES IN FACE AMOUNT. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

     INCREASES IN FACE AMOUNT. Any request for an increase:

     .    Must be for at least $10,000;

     . May not be requested in the same Policy year as another request for an increase; and

     .    May not be requested after the Insured is Attained Age 65.

     A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     DECREASES IN FACE AMOUNT. Any request for a decrease:

     .    Must be at least $5,000;

     . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

     . During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

     CONSEQUENCES OF A CHANGE IN FACE AMOUNT. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

     EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     VALUATION DATES, TIMES, AND PERIODS. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

     FUND PRICING. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     DATE OF RECEIPT. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     COMMENCEMENT OF INSURANCE COVERAGE. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

     ISSUE DATE; POLICY MONTHS AND YEARS. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

     MONTHLY DEDUCTION DAYS. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

     COMMENCEMENT OF INVESTMENT PERFORMANCE. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

     EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in Death Benefit Option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

     . If you exercise the right to return your Policy described on page 7 of this prospectus, your coverage will end when you deliver it to your AI Life representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

     You will receive a confirmation within seven days of the transaction of:

     .    the receipt of any premium;

     .    any change of allocation of premiums;

     .    any transfer between subaccounts;


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



     .    any loan, interest repayment, or loan repayment;

     .    any partial surrender;

     . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

     .    any exercise of your right to cancel;

     .    an exchange of the Policy;

     .    full surrender of the Policy.

     Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Variable Account.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 22. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 38.

WITHDRAWING POLICY INVESTMENTS

     FULL SURRENDER. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

     PARTIAL SURRENDER. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

     LOANS. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

     You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

     MAXIMUM LOAN AMOUNT. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

     INTEREST. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

     LOAN ACCOUNT. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

     When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

     EFFECT OF A LOAN. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

     In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

     If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

     If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

     OUTSTANDING LOAN. The Outstanding Loan on a Valuation Date equals:

     . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

     .    accrued interest not yet due.

     LOAN REPAYMENT. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

MATURITY OF YOUR POLICY

     If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

TAX CONSIDERATIONS

     Please refer to "Federal Income Tax Considerations" on page 46 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

PAYMENT OPTIONS

     The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

     CHANGE OF PAYMENT OPTION. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

     TAX IMPACT. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

     You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

ASSIGNMENT OF A POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

     GENERAL. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     DELAY OF GUARANTEED ACCOUNT OPTION PROCEEDS. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that We defer for 10 days or more after We receive a request for it.

     DELAY FOR CHECK CLEARANCE. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     DELAY OF VARIABLE ACCOUNT PROCEEDS. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Variable Account, if:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

     Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Variable Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

     DELAY REQUIRED UNDER APPLICABLE LAW. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Variable Account under the direction of a committee or discharge such a committee at any time;

     . operate Variable Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Variable Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval, SEC and regulatory approvals.

                            CHARGES UNDER THE POLICY

     Periodically, we will deduct expenses related to your Policy. We will deduct these:

     .    from premium, Account Value and from subaccount assets; and

     .    upon certain transactions.

     The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

DEDUCTIONS FROM PREMIUM

     We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

     The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

     We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

     In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

     MONTHLY DEDUCTION FROM ACCOUNT VALUE. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

     We will deduct charges on each Monthly Anniversary for:

     .    The administration of your Policy.

     .    The cost of insurance for your Policy.

     .    The cost associated with mortality and expense risks.

     ADMINISTRATIVE CHARGE. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy Owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7.00 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

     COST OF INSURANCE CHARGE. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

NET AMOUNT AT RISK

     The Net Amount at Risk is calculated as (a) minus (b) where:

          (a) is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

          (b)  is the current total Account Value.

     However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

     RATE CLASSES FOR INSUREDS. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

          .    nonsmoker;

          .    smoker;

          .    substandard for those involving a higher mortality risk

          .    Unismoke/Unisex

          At our discretion we may offer this Policy on a guaranteed issue basis.

     We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

     If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

     In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

     The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

     Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

     Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

     We do, however, also offer the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer the Policy with unisex mortality tables to such prospective purchasers.

DEDUCTION FROM VARIABLE ACCOUNT ASSETS

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1% of Variable Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1% of your Account Value in the subaccounts for the duration of your Policy.

     The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against all policies. AI Life receives this charge to pay for these mortality and expense risks.

DEDUCTIONS UPON POLICY TRANSACTIONS

     TRANSFER CHARGE. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. AI Life receives this charge to help pay for the expense of making the requested transfer.

     SURRENDER CHARGE. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid. AI Life receives this charge to help recover sales expenses.

     SURRENDER CHARGE CALCULATION. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (a) times (b) times (c) where:

          (a)  is equal to the Face Amount divided by $1,000;

          (b) is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

          (c) is a factor based on the Policy year when the surrender occurs as described in the following table:

                                       POLICY YEAR   FACTOR
                                       -----------   ------
                                            1         100%
                                            2         100%
                                            3         100%
                                            4         100%
                                            5         100%
                                            6          90%
                                            7          80%
                                            8          70%
                                            9          60%
                                           10          50%
                                           11          40%
                                           12          30%
                                           13          20%
                                           14          10%
                                           15+         0%

     A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A. We reserve the right to charge less than the maximum amount, no amount at all, or even a negative amount which would have the effect of increasing the Policy's Cash Surrender Value.

     SURRENDER CHARGE BASED ON AN INCREASE OR DECREASE IN FACE AMOUNT. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

PARTIAL SURRENDER CHARGE. We may deduct a partial surrender charge:

     .    upon a partial surrender; and

     .    if you decrease your Policy's Face Amount.

     We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

     PARTIAL SURRENDER CHARGE DUE TO DECREASE IN FACE AMOUNT. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

     PARTIAL SURRENDER ADMINISTRATIVE CHARGE. We reserve the right to deduct an administrative charge upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

     DISCOUNT PURCHASE PROGRAMS. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                             OTHER POLICY PROVISIONS

RIGHT TO EXCHANGE

     You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

     .    within 24 months after the Issue Date while the Policy is in force; or

     .    within 24 months of any increase in Face Amount of the Policy; or

     . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

     When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

MORE ABOUT POLICY CHARGES

     PURPOSE OF OUR CHARGES. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

     GENERAL. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

     AI Life may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AI Life representative about our other policies.

ACCOUNT VALUE

     YOUR ACCOUNT VALUE. From each premium payment you make, we deduct the charges that we describe on page 39 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 17 of this prospectus, as well as the Guaranteed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

     YOUR INVESTMENT OPTIONS. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 38 under "Charges Under the Policy."

     You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AI Life representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

     THE GUARANTEED ACCOUNT. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by Variable Accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

     We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

     The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                         POLICY LAPSE AND REINSTATEMENT

REINSTATEMENT

     If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

     . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

     .    Provide evidence of insurability satisfactory to us;

     . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
          (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

     . Repay or reinstate any loan which existed on the date the Policy ended.

     The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

     We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Code will change. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

TAX STATUS OF THE POLICY

     A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

AI LIFE

     We are taxed as a life insurance company under the Code. For federal tax purposes, the Variable Account and its operations are considered to be part of our operations and are not taxed separately.

DIVERSIFICATION AND INVESTOR CONTROL

     The Code requires that we diversify the investments underlying variable insurance contracts. If the investments are not properly diversified and any remedial period has passed, Section 817(h) of the Code provides in general the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the Policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your Policy. You would have taxable income even though you have not received any payments under the Policy.

     Although we do not have direct control over the investments or activities of the portfolios in which the subaccount invests, we intend that each portfolio in which the subaccounts invest will be managed by its investment adviser in compliance with these diversification requirements.

     A variable universal life insurance Policy could fail to be treated as a life insurance contract for tax purposes if the Owner of the Policy has such control over the investments underlying the Policy (e.g., by being able to transfer values among many portfolios with only limited restrictions) so as to be considered the Owner of the underlying investments. There is some uncertainty on this point because only limited guidance has been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on your rights to control investment designations under the Policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

TAX TREATMENT OF THE POLICY

     Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

     With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

     With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

     If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under
Section 7702.

TAX TREATMENT OF POLICY BENEFITS IN GENERAL

     This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

PRE-DEATH DISTRIBUTION

     The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

     . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

     . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

     . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

     . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

INTEREST ON LOANS

     Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

POLICY EXCHANGES AND MODIFICATIONS

     Depending on the circumstances, the exchange of a Policy, a change in the Death Benefit Option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary.

WITHHOLDING

     We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

     You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS

     Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

POSSIBLE CHARGE FOR AI LIFE'S TAXES

     At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the Policy.

                                LEGAL PROCEEDINGS

     AI Life is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AI Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AI Life's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

     The Financial Statements of AI Life, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 600 King Street, CLMK, Wilmington, Delaware, 19801 or call us at 1-212-709-8716. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                       INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

ACCOUNT VALUE. The total amount in the Variable Account and Guaranteed Account attributable to your Policy.

ADMINISTRATIVE CENTER. One ALICO Plaza, 600 King Street, CLMK, Wilmington, Delaware 19801.

ATTAINED AGE. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

BENEFICIARY. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

CASH SURRENDER VALUE. Account Value less any applicable surrender charge that would be deducted upon surrender.

CODE. The Internal Revenue Code of 1986, as amended.

FACE AMOUNT. The amount of insurance specified by the Owner and the base for calculating the death benefit.

GRACE PERIOD. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

GUARANTEED ACCOUNT. An account within the general account which consists of all of our assets other than the assets of the Variable Account and any of our other separate investment accounts.

INSURED. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

ISSUE DATE. The date the Policy is actually issued. It may be later than the Policy Date.

LIFE INSURANCE PROCEEDS. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

LOAN ACCOUNT. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

MONTHLY ANNIVERSARY. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

NET CASH SURRENDER VALUE. The Cash Surrender Value less any Outstanding Loan.

NET PREMIUM. Any premium paid less any expense charges deducted from the premium payment.

OUTSTANDING LOAN. The total amount of Policy loans, including both principal and accrued interest.

OWNER. The person who purchased the Policy as shown in the application, unless later changed.

POLICY DATE. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

VALUATION DATE. Each day the New York Stock Exchange is open for trading.

VALUATION PERIOD. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

VARIABLE ACCOUNT. Variable Account B, a separate investment account of ours.

                                         APPENDIX A

                              MAXIMUM INITIAL SURRENDER CHARGE
                         PER $1,000 OF INITIAL SPECIFIED FACE AMOUNT

                  ISSUE AGE    SEX     SMOKER STATUS   SURRENDER CHARGE
                  ---------    ---     -------------   ----------------
                     25        Male      Nonsmoker              $14.00
                     35        Male      Nonsmoker               17.00
                     45        Male      Nonsmoker               24.00
                     55        Male      Nonsmoker               35.00
                     65        Male      Nonsmoker               36.00
                     75        Male      Nonsmoker               37.00
                     25        Male        Smoker                16.00
                     35        Male        Smoker                21.00
                     45        Male        Smoker                29.00
                     55        Male        Smoker                37.00
                     65        Male        Smoker                37.00
                     75        Male        Smoker                38.00
                     25       Female     Nonsmoker               13.00
                     35       Female     Nonsmoker               16.00
                     45       Female     Nonsmoker               21.00
                     55       Female     Nonsmoker               30.00
                     65       Female     Nonsmoker               36.00
                     75       Female     Nonsmoker               36.00
                     25       Female       Smoker                14.00
                     35       Female       Smoker                18.00
                     45       Female       Smoker                24.00
                     55       Female       Smoker                33.00
                     65       Female       Smoker                36.00
                     75       Female       Smoker                37.00
                     25       Unisex      Unismoke               14.00
                     35       Unisex      Unismoke               18.00
                     45       Unisex      Unismoke               25.00
                     55       Unisex      Unismoke               36.00
                     65       Unisex      Unismoke               37.00
                     75       Unisex      Unismoke               37.00

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]                               Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   .   Given to us on applications or other forms;

   .   About transactions with us, our affiliates, or third parties;

   . From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Our Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS PROVIDED FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC0375-STF                                                           REV0208

[LOGO] AIG (R) American General

                                           AMERICAN INTERNATIONAL LIFE ASSURANCE
                                                             COMPANY OF NEW YORK

For additional information about the Executive Advantage Policies and the Variable Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2008. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 600 King Street, CLMK, Wilmington, Delaware 19801 or call us at 1-212-709-8716. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Executive Advantage Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Variable Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Variable Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
A subsidiary of American International Group, Inc. ("AIG")
80 Pine Street, New York, New York 10005

EXECUTIVE ADVANTAGE GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
Policy Form Number   21GVULU997NY (unisex)
                     21GVULD997NY (sex distinct)

Available only in the state of New York

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AIG does not underwrite any insurance policy described by this prospectus. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA
A subsidiary of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American International Life Assurance Company of New York are its responsibility. AIG does not underwrite any insurance policy described by this prospectus. American International Life Assurance Company of New York is responsible for its own financial condition and contractual obligations.

                                                                 [LOGO] IMSA
                                                           INSURANCE MARKETPLACE
                                                           STANDARDS ASSOCIATION

                                           Membership in IMSA applies only
                                      to American International Life Assurance
                                    Company of New York and not to its products.

                                                       ICA File No. 811-04865-01

(C) 2008 American International Group, Inc. All rights reserved

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                               VARIABLE ACCOUNT B

                             EXECUTIVE ADVANTAGE(SM)

             GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

       ONE ALICO PLAZA, 600 KING STREET, CLMK, WILMINGTON, DELAWARE 19801

                            TELEPHONE: 1-302-594-2352

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 30, 2008

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American International Life Assurance Company of New York Variable Account B (the "Separate Account" or "Variable Account B") dated April 30, 2008, describing the Executive Advantage group flexible premium variable life insurance policies (the "Policy" or "Policies"). The description of the Policy or Policies in the related prospectus is fully applicable to your certificate and the use of the word "Policy" or "Policies" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American International Life Assurance Company of New York ("AI Life") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................    3
   AI Life....................................................    3
   Variable Account B.........................................    3
   National Union Fire Insurance Company of Pittsburgh, Pa....    3
SERVICES......................................................    4
DISTRIBUTION OF THE POLICIES..................................    4
PERFORMANCE INFORMATION.......................................    5
ADDITIONAL INFORMATION ABOUT THE POLICIES.....................    6
      Gender neutral policies.................................    6
      Cost of insurance rates.................................    6
      Certain arrangements....................................    6
   Guaranteed Investment Option...............................    6
   Adjustments to Death Benefit...............................    7
      Suicide.................................................    7
      Wrong age or gender.....................................    7
      Death during grace period...............................    7
ACTUARIAL EXPERT..............................................    7
MATERIAL CONFLICTS............................................    8
FINANCIAL STATEMENTS..........................................    8
   Separate Account Financial Statements......................    8
   AI Life Financial Statements...............................    9
   National Union Financial Statements........................    9
   Incorporation of AIG Financial Information.................    9
INDEX TO FINANCIAL STATEMENTS.................................    9
   Variable Account B Financial Statements....................    9
   AI Life Financial Statements...............................   10
   National Union Financial Statements........................   10

                               GENERAL INFORMATION

AI LIFE

     We are American International Life Assurance Company of New York ("AI Life"). AI Life is a stock life insurance company initially organized under the laws of New York. We were incorporated in 1962. AI Life is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AI Life and its affiliates.

     AI Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AI Life's membership in IMSA applies only to AI Life and not its products.

VARIABLE ACCOUNT B

     We hold the Fund shares in which any of your accumulation value is invested in Variable Account B. Variable Account B is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

     For record keeping and financial reporting purposes, Variable Account B is divided into 75 separate "divisions," 43 of which are available under the Policies offered by the Policy prospectus as variable "investment options" (1 of these 43 investment options is not available to all Policy owners). Seven of these 43 divisions and the remaining 32 divisions are offered under other AI Life policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Variable Account B are our property. The assets in the Separate Account may not be used to pay any liabilities of AI Life other than those arising from the Policies. AI Life is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

     National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly- owned subsidiary of American International Group, Inc. and an affiliate of AI Life.

                                    SERVICES

     AI Life and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG provides services to AI Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, AI Life paid AIG for these services $1,098,587, $1,383,468 and $1,499,658, respectively.

     In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AI Life's expenses and allocating these charges back to AI Life. Previously, most of these expenses, such as payroll expenses, were paid by AI Life directly. AI Life, AGLC and AIG are parties to a services agreement. AI Life and AGLC are both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AI Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, AI Life paid AGLC for these services $15,650,600, $13,922,336 and $12,641,325, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AI Life, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AI Life. AGESC also acts as principal underwriter for AI Life's other separate accounts and for the separate accounts of certain AI Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance.

The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

     Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 24% of premiums paid in the first Policy year up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 11% of premiums paid in Policy years 2 through 4 up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 4% of premiums paid in Policy years 5 through 7 up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 3% of premiums paid in Policy years 8 through 15 up to the Target Premium and 2% of premiums in excess of the Target Premium;

     . 2% of premiums paid beginning in the 16th Policy year up to the Target Premium and 2% of premiums paid beginning in the 16th Policy year in excess of the Target Premium;

     . Trail commission of 0.20% annual in Policy years 8 through 15, of each Policy's accumulation value (reduced by any outstanding loans); and

     . Trail commission of 0.10% annual beginning in the 16th Policy year, of each Policy's accumulation value (reduced by any outstanding loans).

     Target Premium is the maximum amount of premium to which the first year commission rate applies.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AI Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts will not be paid by the Funds or Policy owners.

GUARANTEED INVESTMENT OPTION

     Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

     We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

     All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

     We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

     If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Wayne A. Barnard, who is Senior Vice President of AI Life. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AI Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AI Life. AIG uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The statement of net assets as of December 31, 2007 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended December 31, 2007 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AI LIFE FINANCIAL STATEMENTS

     The balance sheets of AILife at December 31, 2007 and 2006 and the related statements of income, shareholder's equity, cash flows and comprehensive income for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION FINANCIAL STATEMENTS

     The statutory statements of admitted assets, liabilities, capital and surplus of National Union as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

INCORPORATION OF AIG FINANCIAL INFORMATION

     We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) included in AIG's Annual Report on Form 10-K for the year ended December 31, 2007, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     AIG does not underwrite any insurance policy referenced herein.

                          INDEX TO FINANCIAL STATEMENTS

     You should consider the financial statements of AI Life that we include in this SAI as bearing on the ability of AI Life to meet its obligations under the Policies.

     You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union to meet its obligations as guarantor under a guarantee agreement that guarantees the insurance obligations of the Policies.

I.   Variable Account B Financial Statements                              Page
--------------------------------------------------------------------   ---------
Report of PricewaterhouseCoopers LLP, Independent Registered
   Public Accounting Firm...........................................    VA B - 1
Statement of Net Assets as of December 31, 2007.....................    VA B - 2
Statement of Operations for the year ended December 31, 2007........    VA B - 3
Statement of Changes in Net Assets for the years ended
   December 31, 2007 and 2006.......................................    VA B - 4
Notes to Financial Statements.......................................   VA B - 18

II.  AI Life Financial Statements                                      Page
--------------------------------------------------------------------   ----
Report of PricewaterhouseCoopers LLP, Independent Registered
   Public Accounting Firm ..........................................     2
Balance Sheets as of December 31, 2007 and 2006.....................     3
Statements of Income for the years ended December 31, 2007,
   2006 and 2005....................................................     5
Statements of Shareholder's Equity for the years ended
   December 31, 2007, 2006 and 2005.................................     6
Statements of Cash Flows for the years ended December 31,
   2007, 2006 and 2005..............................................     7
Statements of Comprehensive Income for the years ended
   December 31, 2007, 2006 and 2005.................................     9
Notes to Financial Statements.......................................    10

III. National Union Financial Statements                               Page
--------------------------------------------------------------------   ----
Report of PricewaterhouseCoopers LLP, Independent Auditors..........     2
Statements of Admitted Assets (Statutory Basis) as of
   December 31, 2007 and 2006.......................................     3
Statements of Liabilities, Capital and Surplus
   (Statutory Basis) as of December 31, 2007 and 2006...............     4
Statements of Income and Changes in Capital and Surplus
   (Statutory Basis) for the years ended December 31, 2007,
   2006,  and 2005..................................................     5
Statements of Cash Flow (Statutory Basis) for the years
   ended December 31, 2007, 2006, and 2005..........................     6
Notes to Statutory Basis Financial Statements.......................     7

[LOGO of AIG(R) AMERICAN GENERAL]

                                                              Variable Account B
                                               Variable Universal Life Insurance

                                                                            2007

                                                                   Annual Report

                                                               December 31, 2007

                       American International Life Assurance Company of New York

                              A subsidiary of American International Group, Inc.

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PricewaterhouseCoopers LLP
                                                      1201 Louisiana
                                                      Suite 2900
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000
                                                      Facsimile (713) 356 4717

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of American International Life Assurance Company of New York and Policy Owners of American International Life Assurance Company of New York Variable Account B

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts of American International Life Assurance Company of New York Variable Account B (the "Separate Account") listed in Note A at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the investment companies, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

April 4, 2008

                                    VA B - 1

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF NET ASSETS
December 31, 2007

                                                                             Investment        Due from (to) American
                                                                           securities - at  International Life Assurance
Sub-accounts                                                                 fair value          Company of New York      Net Assets
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I                                 $  143,435                 $(1)             $  143,434
AIM V.I. International Growth Fund - Series I                                    155,034                  --                 155,034
AllianceBernstein Balanced Shares Portfolio - Class A                             43,856                  --                  43,856
AllianceBernstein Global Bond Portfolio - Class A                                  3,290                  --                   3,290
AllianceBernstein Global Technology Portfolio - Class A                          333,791                  (1)                333,790
AllianceBernstein Growth and Income Portfolio - Class A                          977,256                  --                 977,256
AllianceBernstein Growth Portfolio - Class A                                     911,462                  (1)                911,461
AllianceBernstein Large Cap Growth Portfolio - Class A                           235,444                  --                 235,444
AllianceBernstein Real Estate Investment Portfolio - Class A                      11,454                  (1)                 11,453
AllianceBernstein Small Cap Growth Portfolio - Class A                           187,869                  --                 187,869
AllianceBernstein Utility Income Portfolio - Class A                               1,905                  (1)                  1,904
American Century VP Capital Appreciation Fund - Class I                            3,919                   1                   3,920
American Century VP Income & Growth Fund - Class I                                20,692                  --                  20,692
Anchor Series Trust Capital Appreciation Portfolio - Class 1                      33,680                  --                  33,680
Anchor Series Trust Growth Portfolio - Class 1                                    26,726                  --                  26,726
Anchor Series Trust Natural Resources Portfolio - Class 1                         17,013                   1                  17,014
BlackRock Value Opportunities V.I. Fund - Class I                                     --                  --                      --
Dreyfus Stock Index Fund, Inc. - Initial Shares                                1,205,371                   1               1,205,372
Dreyfus VIF Small Company Stock Portfolio - Initial Shares                            --                  --                      --
Fidelity VIP Asset Manager Portfolio - Initial Class                             533,573                  --                 533,573
Fidelity VIP Contrafund Portfolio - Initial Class                              1,790,435                  --               1,790,435
Fidelity VIP Growth Portfolio - Initial Class                                  1,623,265                  --               1,623,265
Fidelity VIP High Income Portfolio - Initial Class                               226,330                  --                 226,330
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                     118,343                  --                 118,343
Fidelity VIP Money Market Portfolio - Initial Class                              281,277                  (1)                281,276
Fidelity VIP Overseas Portfolio - Initial Class                                  213,043                  --                 213,043
Franklin Templeton Templeton Developing Markets Securities Fund - Class 2         57,262                  --                  57,262
Franklin Templeton Templeton Foreign Securities Fund - Class 2                 1,503,295                  --               1,503,295
Franklin Templeton Templeton Global Asset Allocation Fund - Class 1               11,644                  --                  11,644
JPMorgan Bond Portfolio                                                              746                  --                     746
JPMorgan Mid Cap Value Portfolio                                                 904,379                  (1)                904,378
JPMorgan Small Company Portfolio                                                 622,785                  --                 622,785
JPMorgan U.S. Large Cap Core Equity Portfolio                                      1,418                  --                   1,418
Neuberger Berman AMT Lehman Brothers Short Duration Bond
   Portfolio - Class I                                                            10,686                  --                  10,686
Neuberger Berman AMT Partners Portfolio - Class I                                  1,076                  --                   1,076
Oppenheimer Global Securities Fund/VA - Non-Service Shares                        10,121                   1                  10,122
Oppenheimer Main Street Fund/VA - Non-Service Shares                              30,521                  --                  30,521
PIMCO VIT High Yield Portfolio - Administrative Class                            263,258                  --                 263,258
PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class           1,044,320                  --               1,044,320
PIMCO VIT Short-Term Portfolio - Administrative Class                              9,626                  (1)                  9,625
SunAmerica Aggressive Growth Portfolio - Class 1                                     982                  --                     982
SunAmerica Alliance Growth Portfolio - Class 1                                    12,357                  (1)                 12,356
SunAmerica Balanced Portfolio - Class 1                                            9,108                   1                   9,109
SunAmerica Global Bond Portfolio - Class 1                                        17,976                  --                  17,976
SunAmerica Growth-Income Portfolio - Class 1                                      30,870                  --                  30,870
SunAmerica Mid-Cap Growth Portfolio - Class 1                                      9,008                  --                   9,008
UIF Money Market Portfolio - Class I Shares                                           --                  --                      --
UIF U.S. Mid Cap Value Portfolio - Class I Shares                                156,724                  --                 156,724
VALIC Company I Mid Cap Index Fund                                                 9,758                  (2)                  9,756
VALIC Company I Small Cap Index Fund                                              71,949                  --                  71,949
Van Eck Worldwide Emerging Markets Fund - Initial Class                          133,877                  --                 133,877
Van Eck Worldwide Hard Assets Fund - Initial Class                               115,870                  --                 115,870
Vanguard VIF Total Stock Market Index Portfolio                                  940,206                  --                 940,206

                            See accompanying notes.

                                    VA B - 2

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

                                    A             B            A+B=C        D              E              F            C+D+E+F

                                             Mortality and                  Net      Capital gain    Net change in     Increase
                                 Dividends   expense risk       Net      realized    distributions    unrealized     (decrease) in
                                   from           and       investment  gain (loss)      from        appreciation     net assets
                                  mutual    administrative    income        on          mutual      (depreciation)  resulting from
Sub-accounts                       funds        charges       (loss)    investments      funds      of investments    operations
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
   Fund - Series I                $    --     $ (1,224)       $(1,224)   $  3,508       $     --      $  11,651        $ 13,935
AIM V.I. International Growth
   Fund - Series I                    630       (1,336)          (706)      5,450             --         13,694          18,438
AllianceBernstein Balanced
   Shares Portfolio - Class A       1,208         (407)           801         479          1,000         (1,312)            968
AllianceBernstein Global Bond
   Portfolio - Class A                 92          (26)            66          --             --            204             270
AllianceBernstein Global
   Technology Portfolio -
   Class A                             --       (2,809)        (2,809)    (10,031)            --         67,107          54,267
AllianceBernstein Growth and
   Income Portfolio - Class A      14,219       (9,191)         5,028      31,757         48,262        (42,693)         42,354
AllianceBernstein Growth
   Portfolio - Class A                 --       (8,323)        (8,323)    (21,322)            --        133,480         103,835
AllianceBernstein Large Cap
   Growth Portfolio - Class A          --       (2,101)        (2,101)     21,801             --          8,248          27,948
AllianceBernstein Real Estate
   Investment Portfolio -
   Class A                            169          (95)            74         190          2,017         (4,222)         (1,941)
AllianceBernstein Small Cap
   Growth Portfolio - Class A          --       (1,878)        (1,878)     15,338             --         12,060          25,520
AllianceBernstein Utility
   Income Portfolio - Class A          39          (14)            25          35              1            286             347
American Century VP Capital
   Appreciation Fund -
   Class I                             --          (24)           (24)         80             --          1,136           1,192
American Century VP Income &
   Growth Fund - Class I              405         (167)           238         377             --           (774)           (159)
Anchor Series Trust Capital
   Appreciation Portfolio -
   Class 1                            106         (225)          (119)        172          3,460          3,544           7,057
Anchor Series Trust Growth
   Portfolio - Class 1                190         (197)            (7)         81          2,885           (719)          2,240
Anchor Series Trust Natural
   Resources Portfolio -
   Class 1                            168         (110)            58         176            737          3,806           4,777
BlackRock Value Opportunities
   V.I. Fund - Class I                 --           --             --          --             --             --              --
Dreyfus Stock Index Fund,
   Inc. - Initial Shares           22,622      (11,912)        10,710      58,754             --        (11,032)         58,432
Dreyfus VIF Small Company
   Stock Portfolio - Initial
   Shares                              --         (204)          (204)     (8,881)        19,578         (4,591)          5,902
Fidelity VIP Asset Manager
   Portfolio - Initial Class       30,804       (4,579)        26,225      (2,272)        13,675         31,215          68,843
Fidelity VIP Contrafund
   Portfolio - Initial Class       16,193      (13,569)         2,624      68,377        432,313       (237,604)        265,710
Fidelity VIP Growth Portfolio
   - Initial Class                 12,072      (13,465)        (1,393)     (2,259)         1,348        343,545         341,241
Fidelity VIP High Income
   Portfolio - Initial Class       18,941       (2,094)        16,847      (8,767)            --         (3,634)          4,446
Fidelity VIP Investment Grade
   Bond Portfolio - Initial
   Class                            5,498       (1,118)         4,380         572             --           (836)          4,116
Fidelity VIP Money Market
   Portfolio - Initial Class       13,039       (2,300)        10,739          --             --             --          10,739
Fidelity VIP Overseas
   Portfolio - Initial Class        6,512       (1,788)         4,724       2,682         11,946          9,502          28,854
Franklin Templeton Templeton
   Developing Markets
   Securities Fund - Class 2        1,162         (390)           772         284          3,992          7,639          12,687
Franklin Templeton Templeton
   Foreign Securities Fund -
   Class 2                         29,313      (11,154)        18,159      67,036         66,860         49,793         201,848
Franklin Templeton Templeton
   Global Asset Allocation
   Fund - Class 1                   1,808          (78)         1,730           7          2,341         (3,148)            930
JPMorgan Bond Portfolio                45           (5)            40          --             --            (36)              4
JPMorgan Mid Cap Value
   Portfolio                        8,719       (7,419)         1,300      41,475         43,985        (67,871)         18,889
JPMorgan Small Company
   Portfolio                           63       (5,422)        (5,359)       (810)        33,610        (68,950)        (41,509)
JPMorgan U.S. Large Cap Core
   Equity Portfolio                    14          (10)             4          26             --            (32)             (2)
Neuberger Berman AMT Lehman
   Brothers Short Duration
   Bond Portfolio - Class I           283          (70)           213          (3)            --            147             357
Neuberger Berman AMT Partners
   Portfolio - Class I                  6           (7)            (1)         28            101            (54)             74
Oppenheimer Global Securities
   Fund/VA - Non-Service Shares     1,275         (238)         1,037      13,904          4,635        (18,198)          1,378
Oppenheimer Main Street Fund/VA
   - Non-Service Shares               320         (247)            73         847             --            273           1,193
PIMCO VIT High Yield Portfolio
   - Administrative Class          19,081       (2,066)        17,015       1,018             --        (10,712)          7,321
PIMCO VIT Long-Term U.S.
   Government Portfolio -
   Administrative Class            46,564       (7,719)        38,845      (6,400)            --         54,868          87,313
PIMCO VIT Short-Term Portfolio
   - Administrative Class             391          (62)           329          (5)            --            (28)            296
SunAmerica Aggressive Growth
   Portfolio - Class 1                  6           (7)            (1)         --             --            (18)            (19)
SunAmerica Alliance Growth
   Portfolio - Class 1                  6          (87)           (81)         78             --          1,502           1,499
SunAmerica Balanced Portfolio
   - Class 1                          260          (63)           197          13             --            156             366
SunAmerica Global Bond
   Portfolio - Class 1                 97         (124)           (27)         (1)            75          1,675           1,722
SunAmerica Growth-Income
   Portfolio - Class 1                283         (221)            62         301             --          2,470           2,833
SunAmerica Mid-Cap Growth
   Portfolio - Class 1                 22          (65)           (43)        120             --          1,175           1,252
UIF Money Market Portfolio -
   Class I Shares                      --           --             --          --             --             --              --
UIF U.S. Mid Cap Value
   Portfolio - Class I Shares       1,044       (1,205)          (161)       (154)        16,160         (5,185)         10,660
VALIC Company I Mid Cap Index
   Fund                               117          (65)            52          91            657           (399)            401
VALIC Company I Small Cap Index
   Fund                               809         (575)           234           1          5,592         (7,709)         (1,882)
Van Eck Worldwide Emerging
   Markets Fund - Initial Class       445       (1,027)          (582)      2,103         17,572         15,245          34,338
Van Eck Worldwide Hard Assets
   Fund - Initial Class               149         (995)          (846)     25,250         14,500          2,397          41,301
Vanguard VIF Total Stock Market
   Index Portfolio                 10,618       (7,520)         3,098       9,801         43,409        (12,101)         44,207

                            See accompanying notes.

                                    VA B - 3

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2007 and 2006


                                                         Sub-accounts                         Sub-accounts
                                               -------------------------------  ----------------------------------------
                                                                    AIM V.I.
                                               AIM V.I. Capital  International   AllianceBernstein   AllianceBernstein
                                                 Appreciation    Growth Fund -    Balanced Shares        Global Bond
                                                Fund - Series I     Series I    Portfolio - Class A  Portfolio - Class A
                                               ----------------  -------------  -------------------  --------------------
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                    $ (1,224)        $   (706)         $   801               $   66
   Net realized gain (loss) on investments            3,508            5,450              479                   --
   Capital gain distributions from mutual
      funds                                              --               --            1,000                   --
   Net change in unrealized appreciation
      (depreciation) of investments                  11,651           13,694           (1,312)                 204
                                                   --------         --------          -------               ------
Increase (decrease) in net assets resulting
      from operations                                13,935           18,438              968                  270
                                                   --------         --------          -------               ------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option              24,524           23,680            5,581                  534
   Cost of insurance                                (12,141)         (11,508)          (3,851)                (159)
   Policy loans                                        (387)            (647)          (2,423)                  --
   Death benefits                                      (719)              --               --                   --
   Withdrawals                                       (5,493)          (7,162)              --                   --
                                                   --------         --------          -------               ------
Increase (decrease) in net assets resulting
   from principal transactions                        5,784            4,363             (693)                 375
                                                   --------         --------          -------               ------
TOTAL INCREASE (DECREASE) IN NET ASSETS              19,719           22,801              275                  645

NET ASSETS:
   Beginning of year                                123,715          132,233           43,581                2,645
                                                   --------         --------          -------               ------
   End of year                                     $143,434         $155,034          $43,856               $3,290
                                                   ========         ========          =======               ======

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                    $   (973)        $    131         $    727               $   16
   Net realized gain (loss) on investments           (1,159)           3,978              961                   --
   Capital gain distributions from mutual
      funds                                              --               --            1,249                   21
   Net change in unrealized appreciation
      (depreciation) of investments                   8,551           25,362            1,348                   57
                                                   --------         --------         --------               ------
Increase (decrease) in net assets resulting
   from operations                                    6,419           29,471            4,285                   94
                                                   --------         --------         --------               ------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option              16,481           10,615            5,815                  535
   Cost of insurance                                (12,972)         (10,353)          (3,980)                (149)
   Policy loans                                        (823)              49               --                   --
   Death benefits                                        --               --               --                   --
   Withdrawals                                       (1,214)         (14,624)         (15,428)                  --
                                                   --------         --------         --------               ------
Increase (decrease) in net assets resulting
   from principal transactions                        1,472          (14,313)         (13,593)                 386
                                                   --------         --------         --------               ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               7,891           15,158           (9,308)                 480

NET ASSETS:
   Beginning of year                                115,824          117,075           52,889                2,165
                                                   --------         --------         --------               ------
   End of year                                     $123,715         $132,233         $ 43,581               $2,645
                                                   ========         ========         ========               ======


                             See accompanying notes.

                                    VA B - 4

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                Sub-accounts                             Sub-accounts
                                                  ---------------------------------------  ---------------------------------------
                                                   AllianceBernstein    AllianceBernstein
                                                         Global            Growth and       AllianceBernstein   AllianceBernstein
                                                       Technology      Income Portfolio -  Growth Portfolio -   Large Cap Growth
                                                  Portfolio - Class A        Class A             Class A       Portfolio - Class A
                                                  -------------------  ------------------  ------------------  -------------------
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                        $  (2,809)          $     5,028          $ (8,323)           $  (2,101)
   Net realized gain (loss) on investments               (10,031)               31,757           (21,322)              21,801
   Capital gain distributions from mutual funds               --                48,262                --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                       67,107               (42,693)          133,480                8,248
                                                       ---------           -----------          --------            ---------
Increase (decrease) in net assets resulting from
   operations                                             54,267                42,354           103,835               27,948
                                                       ---------           -----------          --------            ---------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                   43,427                60,361            79,905               35,900
   Cost of insurance                                     (23,055)              (65,421)          (59,295)             (21,559)
   Policy loans                                          (16,211)               (3,992)          (26,246)             (13,960)
   Death benefits                                             --                    --                --               (1,308)
   Withdrawals                                            (8,377)              (97,335)          (83,109)             (45,341)
                                                       ---------           -----------          --------            ---------
Increase (decrease) in net assets resulting from
   principal transactions                                 (4,216)             (106,387)          (88,745)             (46,268)
                                                       ---------           -----------          --------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   50,051               (64,033)           15,090              (18,320)

NET ASSETS:
   Beginning of year                                     283,739             1,041,289           896,371              253,764
                                                       ---------           -----------          --------            ---------
   End of year                                         $ 333,790           $   977,256          $911,461            $ 235,444
                                                       =========           ===========          ========            =========

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                        $  (2,466)          $     4,967          $ (7,889)           $  (2,386)
   Net realized gain (loss) on investments               (26,996)               12,500           (34,089)             (11,055)
   Capital gain distributions from mutual funds               --                49,541                --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                       48,131                80,438            23,142                7,397
                                                       ---------           -----------          --------            ---------
Increase (decrease) in net assets resulting from
   operations                                             18,669               147,446           (18,836)              (6,044)
                                                       ---------           -----------          --------            ---------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                   45,187                45,647           140,950               43,535
   Cost of insurance                                     (22,478)              (54,741)          (75,377)             (24,335)
   Policy loans                                           (4,239)                2,253           (14,086)              (1,804)
   Death benefits                                             --                    --                --                   --
   Withdrawals                                           (31,927)              (26,514)          (52,568)             (48,365)
                                                       ---------           -----------          --------            ---------
Increase (decrease) in net assets resulting from
   principal transactions                                (13,457)              (33,355)           (1,081)             (30,969)
                                                       ---------           -----------          --------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    5,212               114,091           (19,917)             (37,013)

NET ASSETS:
   Beginning of year                                     278,527               927,198           916,288              290,777
                                                       ---------           -----------          --------            ---------
   End of year                                         $ 283,739           $ 1,041,289          $896,371            $ 253,764
                                                       =========           ===========          ========            =========

                             See accompanying notes.

                                    VA B - 5

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006


                                                                Sub-accounts                           Sub-accounts
                                                  ----------------------------------------  -----------------------------------
                                                                                                                    American
                                                   AllianceBernstein    AllianceBernstein                          Century VP
                                                      Real Estate           Small Cap        AllianceBernstein       Capital
                                                      Investment             Growth           Utility Income      Appreciation
                                                  Portfolio - Class A  Portfolio - Class A  Portfolio - Class A  Fund - Class I
                                                  -------------------  -------------------  -------------------  --------------
For the Years Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                          $    74             $ (1,878)            $   25             $  (24)
   Net realized gain (loss) on investments                   190               15,338                 35                 80
   Capital gain distributions from mutual funds            2,017                   --                  1                 --
   Net change in unrealized appreciation
      (depreciation) of investments                       (4,222)              12,060                286              1,136
                                                         -------             --------             ------             ------
Increase (decrease) in net assets resulting from
   operations                                             (1,941)              25,520                347              1,192
                                                         -------             --------             ------             ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                    1,539               16,390                 (1)               227
   Cost of insurance                                      (1,009)             (10,192)              (112)              (142)
   Policy loans                                               --               (1,180)                --                 --
   Death benefits                                             --                   --                 --                 --
   Withdrawals                                                --              (29,786)                --                 --
                                                         -------             --------             ------             ------
Increase (decrease) in net assets resulting from
   principal transactions                                    530              (24,768)              (113)                85
                                                         -------             --------             ------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (1,411)                 752                234              1,277
NET ASSETS:
   Beginning of year                                      12,864              187,117              1,670              2,643
                                                         -------             --------             ------             ------
   End of year                                           $11,453             $187,869             $1,904             $3,920
                                                         =======             ========             ======             ======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                          $   131             $ (1,629)            $   30             $  (18)
   Net realized gain (loss) on investments                   695               10,246                 41                 68
   Capital gain distributions from mutual funds            1,350                   --                 --                 --
   Net change in unrealized appreciation
      (depreciation) of investments                          912                8,154                199                332
                                                         -------             --------             ------             ------
Increase (decrease) in net assets resulting from
   operations                                              3,088               16,771                270                382
                                                         -------             --------             ------             ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                    2,865               12,401              1,305                226
   Cost of insurance                                      (1,696)             (11,265)              (179)              (208)
   Policy loans                                               --                  (39)                --                 --
   Death benefits                                             --                   --                 --                 --
   Withdrawals                                                --               (3,284)                --                 --
                                                         -------             --------             ------             ------
Increase (decrease) in net assets resulting from
   principal transactions                                  1,169               (2,187)             1,126                 18
                                                         -------             --------             ------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    4,257               14,584              1,396                400
NET ASSETS:
   Beginning of year                                       8,607              172,533                274              2,243
                                                         -------             --------             ------             ------
   End of year                                           $12,864             $187,117             $1,670             $2,643
                                                         =======             ========             ======             ======

                            See accompanying notes.

                                    VA B - 6

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                             Sub-accounts                           Sub-accounts
                                                  -----------------------------------  ----------------------------------------
                                                     American
                                                    Century VP       Anchor Series                             Anchor Series
                                                     Income &        Trust Capital        Anchor Series        Trust Natural
                                                      Growth         Appreciation         Trust Growth           Resources
                                                  Fund - Class I  Portfolio - Class 1  Portfolio - Class 1  Portfolio - Class 1
                                                  --------------  -------------------  -------------------  -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                       $   238           $  (119)             $    (7)             $    58
   Net realized gain (loss) on investments                377               172                   81                  176
   Capital gain distributions from mutual funds            --             3,460                2,885                  737
   Net change in unrealized appreciation
      (depreciation) of investments                      (774)            3,544                 (719)               3,806
                                                      -------           -------              -------              -------
Increase (decrease) in net assets resulting from
   operations                                            (159)            7,057                2,240                4,777
                                                      -------           -------              -------              -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                   205             1,165                  738                  385
   Cost of insurance                                     (874)             (583)                (349)                (328)
   Policy loans                                          (359)               (2)                  (2)                  (1)
   Death benefits                                          --                --                   --                   --
   Withdrawals                                             --                --                   --                   --
                                                      -------           -------              -------              -------
Increase (decrease) in net assets resulting from
   principal transactions                              (1,028)              580                  387                   56
                                                      -------           -------              -------              -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,187)            7,637                2,627                4,833
NET ASSETS:
   Beginning of year                                   21,879            26,043               24,099               12,181
                                                      -------           -------              -------              -------
   End of year                                        $20,692           $33,680              $26,726              $17,014
                                                      =======           =======              =======              =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                       $   213           $   (69)             $   (17)             $    (9)
   Net realized gain (loss) on investments                266               210                   41                  168
   Capital gain distributions from mutual funds            --                23                  750                  175
   Net change in unrealized appreciation
      (depreciation) of investments                     2,613             1,063                  402                1,010
                                                      -------           -------              -------              -------
Increase (decrease) in net assets resulting from
   operations                                           3,092             1,227                1,176                1,344
                                                      -------           -------              -------              -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                   654             2,086                1,571                1,899
   Cost of insurance                                   (1,403)             (682)                (187)                (374)
   Policy loans                                            --            16,141               16,145                5,351
   Death benefits                                          --                --                   --                   --
   Withdrawals                                             --              (374)                  --                   --
                                                      -------           -------              -------              -------
Increase (decrease) in net assets resulting from
   principal transactions                                (749)           17,171               17,529                6,876
                                                      -------           -------              -------              -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,343            18,398               18,705                8,220
NET ASSETS:
   Beginning of year                                   19,536             7,645                5,394                3,961
                                                      -------           -------              -------              -------
   End of year                                        $21,879           $26,043              $24,099              $12,181
                                                      =======           =======              =======              =======

                            See accompanying notes.

                                    VA B - 7

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                              Sub-accounts                          Sub-accounts
                                                  ------------------------------------  ---------------------------------------
                                                                                            Dreyfus VIF
                                                    BlackRock Value     Dreyfus Stock      Small Company     Fidelity VIP Asset
                                                  Opportunities V.I.  Index Fund, Inc.   Stock Portfolio -   Manager Portfolio
                                                    Fund - Class I    - Initial Shares    Initial Shares      - Initial Class
                                                  ------------------  ----------------  ------------------  -------------------
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                        $      --         $    10,710         $   (204)           $  26,225
   Net realized gain (loss) on investments                    --              58,754           (8,881)              (2,272)
   Capital gain distributions from mutual funds               --                  --           19,578               13,675
   Net change in unrealized appreciation
      (depreciation) of investments                           --             (11,032)          (4,591)              31,215
                                                       ---------         -----------         --------            ---------
Increase (decrease) in net assets resulting from
   operations                                                 --              58,432            5,902               68,843
                                                       ---------         -----------         --------            ---------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                       --             134,028          (72,417)              33,245
   Cost of insurance                                          --             (82,874)          (1,553)             (41,032)
   Policy loans                                               --              (9,317)          (1,214)              (2,954)
   Death benefits                                             --                  --               --                   --
   Withdrawals                                                --            (362,111)              --                 (361)
                                                       ---------         -----------         --------            ---------
Increase (decrease) in net assets resulting from
   principal transactions                                     --            (320,274)         (75,184)             (11,102)
                                                       ---------         -----------         --------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --            (261,842)         (69,282)              57,741

NET ASSETS:
   Beginning of year                                          --           1,467,214           69,282              475,832
                                                       ---------         -----------         --------            ---------
   End of year                                         $      --         $ 1,205,372         $     --            $ 533,573
                                                       =========         ===========         ========            =========

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                        $  (1,379)        $    10,927         $   (631)           $   8,541
   Net realized gain (loss) on investments                68,805                (379)           2,519               (7,935)
   Capital gain distributions from mutual funds           15,716                  --            9,141                   --
   Net change in unrealized appreciation
      (depreciation) of investments                      (21,104)            175,497           (4,633)              28,125
                                                       ---------         -----------         --------            ---------
Increase (decrease) in net assets resulting from
   operations                                             62,038             186,045            6,396               28,731
                                                       ---------         -----------         --------            ---------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                 (583,849)            142,874            4,636               43,236
   Cost of insurance                                     (13,612)            (80,238)          (6,209)             (39,539)
   Policy loans                                               --              (3,525)          (4,493)                 477
   Death benefits                                             --                  --               --                   --
   Withdrawals                                                --             (79,121)            (368)             (32,405)
                                                       ---------         -----------         --------            ---------
Increase (decrease) in net assets resulting from
   principal transactions                               (597,461)            (20,010)          (6,434)             (28,231)
                                                       ---------         -----------         --------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (535,423)            166,035              (38)                 500

NET ASSETS:
   Beginning of year                                     535,423           1,301,179           69,320              475,332
                                                       ---------         -----------         --------            ---------
   End of year                                         $      --         $ 1,467,214         $ 69,282            $ 475,832
                                                       =========         ===========         ========            =========



                             See accompanying notes.

                                    VA B - 8

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                              Sub-accounts                         Sub-accounts
                                                  ---------------------------------  ------------------------------------------
                                                                                                               Fidelity VIP
                                                  Fidelity VIP                                                  Investment
                                                   Contrafund       Fidelity VIP      Fidelity VIP High         Grade Bond
                                                   Portfolio -   Growth Portfolio -   Income Portfolio -    Portfolio - Initial
                                                  Initial Class     Initial Class        Initial Class             Class
                                                  -------------  ------------------  -------------------  ---------------------
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                    $     2,624       $   (1,393)          $  16,847          $   4,380
   Net realized gain (loss) on investments              68,377           (2,259)             (8,767)               572
   Capital gain distributions from mutual funds        432,313            1,348                  --                 --
   Net change in unrealized appreciation
      (depreciation) of investments                   (237,604)         343,545              (3,634)              (836)
                                                   -----------       ----------           ---------          ---------
Increase (decrease) in net assets resulting from
   operations                                          265,710          341,241               4,446              4,116
                                                   -----------       ----------           ---------          ---------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                 69,002          108,739              11,857             13,318
   Cost of insurance                                  (159,985)         (94,251)            (13,360)            (9,074)
   Policy loans                                             11          (16,276)             (7,004)               662
   Death benefits                                           --           (1,447)             (1,797)              (753)
   Withdrawals                                         (30,099)         (46,743)                (18)           (20,942)
                                                   -----------       ----------           ---------          ---------
Increase (decrease) in net assets resulting from
   principal transactions                             (121,071)         (49,978)            (10,322)           (16,789)
                                                   -----------       ----------           ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                144,639          291,263              (5,876)           (12,673)

NET ASSETS:
   Beginning of year                                 1,645,796        1,332,002             232,206            131,016
                                                   -----------       ----------           ---------          ---------
   End of year                                     $ 1,790,435       $1,623,265           $ 226,330          $ 118,343
                                                   ===========       ==========           =========          =========

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                    $    10,925       $   (6,599)          $  15,456          $   3,657
   Net realized gain (loss) on investments             462,741          (32,519)             (2,534)                81
   Capital gain distributions from mutual funds        141,575               --                  --                286
   Net change in unrealized appreciation
      (depreciation) of investments                   (383,029)         113,411               8,227                296
                                                   -----------       ----------           ---------          ---------
Increase (decrease) in net assets resulting from
   operations                                          232,212           74,293              21,149              4,320
                                                   -----------       ----------           ---------          ---------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option               (984,806)         132,316              24,909             15,411
   Cost of insurance                                  (177,010)         (94,185)            (13,630)            (9,535)
   Policy loans                                           (786)          (6,504)             (1,496)               (99)
   Death benefits                                           --               --                  --                 --
   Withdrawals                                         (44,361)         (32,564)                 --                 --
                                                   -----------       ----------           ---------          ---------
Increase (decrease) in net assets resulting from
   principal transactions                           (1,206,963)            (937)              9,783              5,777
                                                   -----------       ----------           ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (974,751)          73,356              30,932             10,097

NET ASSETS:
   Beginning of year                                 2,620,547        1,258,646             201,274            120,919
                                                   -----------       ----------           ---------          ---------
   End of year                                     $ 1,645,796       $1,332,002           $ 232,206          $ 131,016
                                                   ===========       ==========           =========          =========

                             See accompanying notes.

                                    VA B - 9

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                Sub-accounts                            Sub-accounts
                                                  ----------------------------------------  -------------------------------------
                                                                                                 Franklin
                                                                                                 Templeton          Franklin
                                                     Fidelity VIP         Fidelity VIP           Templeton          Templeton
                                                     Money Market           Overseas            Developing      Templeton Foreign
                                                  Portfolio - Initial  Portfolio - Initial  Markets Securities  Securities Fund -
                                                         Class                Class           Fund - Class 2         Class 2
                                                  -------------------  -------------------  ------------------  -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                         $ 10,739            $  4,724              $   772           $   18,159
   Net realized gain (loss) on investments                    --               2,682                  284               67,036
   Capital gain distributions from mutual funds               --              11,946                3,992               66,860
   Net change in unrealized appreciation
      (depreciation) of investments                           --               9,502                7,639               49,793
                                                        --------            --------              -------           ----------
Increase (decrease) in net assets resulting from
   operations                                             10,739              28,854               12,687              201,848
                                                        --------            --------              -------           ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                   96,092              24,687                   (4)              24,757
   Cost of insurance                                     (24,777)             (8,930)              (1,827)            (148,476)
   Policy loans                                           (4,122)               (596)                  --                   --
   Death benefits                                             --                  --                   --                   --
   Withdrawals                                            (2,569)             (5,946)                  --                   --
                                                        --------            --------              -------           ----------
Increase (decrease) in net assets resulting from
   principal transactions                                 64,624               9,215               (1,831)            (123,719)
                                                        --------            --------              -------           ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   75,363              38,069               10,856               78,129
NET ASSETS:
   Beginning of year                                     205,913             174,974               46,406            1,425,166
                                                        --------            --------              -------           ----------
   End of year                                          $281,276            $213,043              $57,262           $1,503,295
                                                        ========            ========              =======           ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                         $  7,543            $    (70)             $   248           $    6,543
   Net realized gain (loss) on investments                    --                 837                  (86)              96,441
   Capital gain distributions from mutual funds               --                 942                   --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                           --              23,237                2,986              158,709
                                                        --------            --------              -------           ----------
Increase (decrease) in net assets resulting from
   operations                                              7,543              24,946                3,148              261,693
                                                        --------            --------              -------           ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                   55,661              12,865               44,392              (68,276)
   Cost of insurance                                     (31,202)             (8,881)              (1,134)            (130,542)
   Policy loans                                           (5,630)               (330)                  --                   --
   Death benefits                                             --                  --                   --                   --
   Withdrawals                                            (3,810)             (2,730)                  --                   --
                                                        --------            --------              -------           ----------
Increase (decrease) in net assets resulting from
   principal transactions                                 15,019                 924               43,258             (198,818)
                                                        --------            --------              -------           ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   22,562              25,870               46,406               62,875
NET ASSETS:
   Beginning of year                                     183,351             149,104                   --            1,362,291
                                                        --------            --------              -------           ----------
   End of year                                          $205,913            $174,974              $46,406           $1,425,166
                                                        ========            ========              =======           ==========

                            See accompanying notes.

                                   VA B - 10

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                  Sub-accounts                  Sub-accounts
                                                                        -------------------------------  ---------------------------
                                                                            Franklin
                                                                            Templeton
                                                                        Templeton Global                 JPMorgan Mid JPMorgan Small
                                                                        Asset Allocation  JPMorgan Bond    Cap Value       Company
                                                                         Fund - Class 1     Portfolio      Portfolio      Portfolio
                                                                        ----------------  -------------  ------------  -------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                              $ 1,730           $ 40       $    1,300      $  (5,359)
   Net realized gain (loss) on investments                                         7             --           41,475           (810)
   Capital gain distributions from mutual funds                                2,341             --           43,985         33,610
   Net change in unrealized appreciation (depreciation) of investments        (3,148)           (36)         (67,871)       (68,950)
                                                                             -------           ----       ----------      ---------
Increase (decrease) in net assets resulting from operations                      930              4           18,889        (41,509)
                                                                             -------           ----       ----------      ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or
      fixed rate option                                                        2,969            142                1             (4)
   Cost of insurance                                                            (545)           (20)        (104,488)       (76,136)
   Policy loans                                                                   --             --               --             --
   Death benefits                                                                 --             --               --             --
   Withdrawals                                                                    --             --               --             --
                                                                             -------           ----       ----------      ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                                2,424            122         (104,487)       (76,140)
                                                                             -------           ----       ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,354            126          (85,598)      (117,649)
NET ASSETS:
   Beginning of year                                                           8,290            620          989,976        740,434
                                                                             -------           ----       ----------      ---------
   End of year                                                               $11,644           $746       $  904,378      $ 622,785
                                                                             =======           ====       ==========      =========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                              $   430           $ 16       $     (629)     $  (3,677)
   Net realized gain (loss) on investments                                       121             --           95,192         (3,070)
   Capital gain distributions from mutual funds                                  416              1           28,098             --
   Net change in unrealized appreciation (depreciation) of investments           338              2           29,010          5,402
                                                                             -------           ----       ----------      ---------
Increase (decrease) in net assets resulting from operations                    1,305             19          151,671         (1,345)
                                                                             -------           ----       ----------      ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or
      fixed rate option                                                        1,840            143         (139,199)       798,705
   Cost of insurance                                                            (801)           (29)        (101,839)       (56,926)
   Policy loans                                                                   --             --               --             --
   Death benefits                                                                 --             --               --             --
   Withdrawals                                                                    --             --               --             --
                                                                             -------           ----       ----------      ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                                1,039            114         (241,038)       741,779
                                                                             -------           ----       ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,344            133          (89,367)       740,434
NET ASSETS:
   Beginning of year                                                           5,946            487        1,079,343             --
                                                                             -------           ----       ----------      ---------
   End of year                                                               $ 8,290           $620       $  989,976      $ 740,434
                                                                             =======           ====       ==========      =========


                            See accompanying notes.

                                   VA B - 11

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                    Sub-accounts                         Sub-accounts
                                                         ---------------------------------  --------------------------------------
                                                                              Neuberger
                                                                             Berman AMT
                                                                           Lehman Brothers                          Oppenheimer
                                                           JPMorgan U.S.   Short Duration    Neuberger Berman    Global Securities
                                                          Large Cap Core   Bond Portfolio      AMT Partners       Fund/VA - Non-
                                                         Equity Portfolio     - Class I     Portfolio - Class I   Service Shares
                                                         ----------------  ---------------  -------------------  -----------------
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                               $    4           $   213             $   (1)            $  1,037
   Net realized gain (loss) on investments                        26                (3)                28               13,904
   Capital gain distributions from mutual funds                   --                --                101                4,635
   Net change in unrealized appreciation (depreciation)
      of investments                                             (32)              147                (54)             (18,198)
                                                              ------           -------             ------             --------
Increase (decrease) in net assets resulting from
   operations                                                     (2)              357                 74                1,378
                                                              ------           -------             ------             --------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                          505             3,293                334                  465
   Cost of insurance                                            (179)             (530)              (130)                (687)
   Policy loans                                                   --                --                 --                   (1)
   Death benefits                                                 --                --                 --                   --
   Withdrawals                                                    --                --                 --              (84,552)
                                                              ------           -------             ------             --------
Increase (decrease) in net assets resulting from
   principal transactions                                        326             2,763                204              (84,775)
                                                              ------           -------             ------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          324             3,120                278              (83,397)

NET ASSETS:
   Beginning of year                                           1,094             7,566                798               93,519
                                                              ------           -------             ------             --------
   End of year                                                $1,418           $10,686             $1,076             $ 10,122
                                                              ======           =======             ======             ========

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                               $    3           $   179             $   --             $    218
   Net realized gain (loss) on investments                        64               (16)                97                  918
   Capital gain distributions from mutual funds                   --                --                 83                4,290
   Net change in unrealized appreciation (depreciation)
      of investments                                              83                54                (98)               7,060
                                                              ------           -------             ------             --------
Increase (decrease) in net assets resulting from
   operations                                                    150               217                 82               12,486
                                                              ------           -------             ------             --------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                          501             2,748                333               13,152
   Cost of insurance                                            (451)             (783)              (333)              (2,816)
   Policy loans                                                   --                --                 --                5,375
   Death benefits                                                 --                --                 --                   --
   Withdrawals                                                    --                --                 --                 (515)
                                                              ------           -------             ------             --------
Increase (decrease) in net assets resulting from
   principal transactions                                         50             1,965                 --               15,196
                                                              ------           -------             ------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          200             2,182                 82               27,682

NET ASSETS:
   Beginning of year                                             894             5,384                716               65,837
                                                              ------           -------             ------             --------
   End of year                                                $1,094           $ 7,566             $  798             $ 93,519
                                                              ======           =======             ======             ========

                             See accompanying notes.

                                    VA B - 12

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                        Sub-accounts                        Sub-accounts
                                                              ---------------------------------  ---------------------------------
                                                                                                 PIMCO VIT Long-
                                                                                                    Term U.S.
                                                                Oppenheimer    PIMCO VIT High      Government     PIMCO VIT Short-
                                                                Main Street    Yield Portfolio     Portfolio -     Term Portfolio-
                                                              Fund/VA - Non-  - Administrative   Administrative    Administrative
                                                              Service Shares        Class             Class             Class
                                                              --------------  ----------------   ---------------  ----------------
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                                   $    73         $ 17,015          $   38,845         $   329
   Net realized gain (loss) on investments                            847            1,018              (6,400)             (5)
   Capital gain distributions from mutual funds                        --               --                  --              --
   Net change in unrealized appreciation (depreciation) of
      investments                                                     273          (10,712)             54,868             (28)
                                                                  -------         --------          ----------         -------
Increase (decrease) in net assets resulting from operations         1,193            7,321              87,313             296
                                                                  -------         --------          ----------         -------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts
      or fixed rate option                                            988            6,135              12,618          12,269
   Cost of insurance                                               (1,408)         (27,606)           (101,889)         (2,940)
   Policy loans                                                        --               --                  --              --
   Death benefits                                                  (1,590)              --                  --              --
   Withdrawals                                                         --               --                  --              --
                                                                  -------         --------          ----------         -------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (2,010)         (21,471)            (89,271)          9,329
                                                                  -------         --------          ----------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (817)         (14,150)             (1,958)          9,625

NET ASSETS:
   Beginning of year                                               31,338          277,408           1,046,278              --
                                                                  -------         --------          ----------         -------
   End of year                                                    $30,521         $263,258          $1,044,320         $ 9,625
                                                                  =======         ========          ==========         =======

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                   $   113         $ 15,921          $   35,310         $    --
   Net realized gain (loss) on investments                            448              870              (4,746)             --
   Capital gain distributions from mutual funds                        --               --              22,295              --
   Net change in unrealized appreciation (depreciation) of
      investments                                                   3,405            3,951             (31,766)             --
                                                                  -------         --------          ----------         -------
Increase (decrease) in net assets resulting from operations         3,966           20,742              21,093              --
                                                                  -------         --------          ----------         -------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts
      or fixed rate option                                            972           57,688             323,494              --
   Cost of insurance                                               (2,290)         (25,085)            (93,922)             --
   Policy loans                                                        --               --                  --              --
   Death benefits                                                      --               --                  --              --
   Withdrawals                                                         --               --                  --              --
                                                                  -------         --------          ----------         -------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (1,318)          32,603             229,572              --
                                                                  -------         --------          ----------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             2,648           53,345             250,665              --

NET ASSETS:
   Beginning of year                                               28,690          224,063             795,613              --
                                                                  -------         --------          ----------         -------
   End of year                                                    $31,338         $277,408          $1,046,278         $    --
                                                                  =======         ========          ==========         =======

                             See accompanying notes.

                                    VA B - 13

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                              Sub-accounts                             Sub-accounts
                                                ----------------------------------------  ----------------------------------------
                                                    SunAmerica
                                                    Aggressive           SunAmerica           SunAmerica           SunAmerica
                                                      Growth           Alliance Growth         Balanced            Global Bond
                                                Portfolio - Class 1  Portfolio - Class 1  Portfolio - Class 1  Portfolio - Class 1
                                                -------------------  -------------------  -------------------  -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                         $ (1)               $   (81)             $  197              $   (27)
   Net realized gain (loss) on investments                --                     78                  13                   (1)
   Capital gain distributions from mutual
      funds                                               --                     --                  --                   75
   Net change in unrealized appreciation
      (depreciation) of investments                      (18)                 1,502                 156                1,675
                                                        ----                -------              ------              -------
Increase (decrease) in net assets resulting
   from operations                                       (19)                 1,499                 366                1,722
                                                        ----                -------              ------              -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                  143                    690               2,197                  631
   Cost of insurance                                     (36)                  (439)               (495)                (229)
   Policy loans                                           --                     --                  --                   (1)
   Death benefits                                         --                     --                  --                   --
   Withdrawals                                            --                     --                  --                   --
                                                        ----                -------              ------              -------
Increase (decrease) in net assets resulting
   from principal transactions                           107                    251               1,702                  401
                                                        ----                -------              ------              -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   88                  1,750               2,068                2,123
NET ASSETS:
   Beginning of year                                     894                 10,606               7,041               15,853
                                                        ----                -------              ------              -------
   End of year                                          $982                $12,356              $9,109              $17,976
                                                        ====                =======              ======              =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                         $ (6)               $   (66)             $  136              $   482
   Net realized gain (loss) on investments                --                     77                  (3)                   5
   Capital gain distributions from mutual
      funds                                               --                     --                  --                  109
   Net change in unrealized appreciation
      (depreciation) of investments                      100                    (30)                468                 (408)
                                                        ----                -------              ------              -------
Increase (decrease) in net assets resulting
   from operations                                        94                    (19)                601                  188
                                                        ----                -------              ------              -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                  144                    686               1,837                1,109
   Cost of insurance                                     (65)                  (933)               (690)                (149)
   Policy loans                                           --                     --                  --               10,770
   Death benefits                                         --                     --                  --                   --
   Withdrawals                                            --                     --                  --                   --
                                                        ----                -------              ------              -------
Increase (decrease) in net assets resulting
   from principal transactions                            79                   (247)              1,147               11,730
                                                        ----                -------              ------              -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  173                   (266)              1,748               11,918
NET ASSETS:
   Beginning of year                                     721                 10,872               5,293                3,935
                                                        ----                -------              ------              -------
   End of year                                          $894                $10,606              $7,041              $15,853
                                                        ====                =======              ======              =======

                            See accompanying notes.

                                   VA B - 14

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                              Sub-accounts                              Sub-accounts
                                                 ----------------------------------------  ---------------------------------------
                                                                                                                  UIF U.S. Mid
                                                     SunAmerica         SunAmerica Mid-         UIF Money           Cap Value
                                                    Growth-Income         Cap Growth       Market Portfolio -  Portfolio - Class I
                                                 Portfolio - Class 1  Portfolio - Class 1    Class I Shares          Shares
                                                 -------------------  -------------------  ------------------  -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                        $    62              $   (43)           $      --            $   (161)
   Net realized gain (loss) on investments                 301                  120                   --                (154)
   Capital gain distributions from mutual funds             --                   --                   --              16,160
   Net change in unrealized appreciation
      (depreciation) of investments                      2,470                1,175                   --              (5,185)
                                                       -------              -------            ---------            --------
Increase (decrease) in net assets resulting
   from operations                                       2,833                1,252                   --              10,660
                                                       -------              -------            ---------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                  2,655                  496                   --                  (4)
   Cost of insurance                                    (1,609)                (505)                  --              (5,605)
   Policy loans                                             --                   --                   --                  --
   Death benefits                                           --                   --                   --                  --
   Withdrawals                                              --                   --                   --                  --
                                                       -------              -------            ---------            --------
Increase (decrease) in net assets resulting
   from principal transactions                           1,046                   (9)                  --              (5,609)
                                                       -------              -------            ---------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,879                1,243                   --               5,051
NET ASSETS:
   Beginning of year                                    26,991                7,765                   --             151,673
                                                       -------              -------            ---------            --------
   End of year                                         $30,870              $ 9,008            $      --            $156,724
                                                       =======              =======            =========            ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                        $     3              $   (61)           $   2,643            $   (319)
   Net realized gain (loss) on investments                 461                  495                   --                (437)
   Capital gain distributions from mutual funds             --                   --                   --              16,666
   Net change in unrealized appreciation
      (depreciation) of investments                      1,227                 (307)                  --              (2,463)
                                                       -------              -------            ---------            --------
Increase (decrease) in net assets resulting
   from operations                                       1,691                  127                2,643              13,447
                                                       -------              -------            ---------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
      Sub-accounts or fixed rate option                  3,421                  570             (241,526)            142,054
   Cost of insurance                                    (2,796)              (1,277)              (5,750)             (3,828)
   Policy loans                                             --                   --                   --                  --
   Death benefits                                           --                   --                   --                  --
   Withdrawals                                            (362)                (251)                  --                  --
                                                       -------              -------            ---------            --------
Increase (decrease) in net assets resulting
   from principal transactions                             263                 (958)            (247,276)            138,226
                                                       -------              -------            ---------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,954                 (831)            (244,633)            151,673
NET ASSETS:
   Beginning of year                                    25,037                8,596              244,633                  --
                                                       -------              -------            ---------            --------
   End of year                                         $26,991              $ 7,765            $      --            $151,673
                                                       =======              =======            =========            ========

                            See accompanying notes.

                                   VA B - 15

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                         Sub-accounts                     Sub-accounts
                                                               --------------------------------  ------------------------------
                                                                                                     Van Eck
                                                                                                    Worldwide        Van Eck
                                                               VALIC Company I  VALIC Company I     Emerging     Worldwide Hard
                                                                Mid Cap Index   Small Cap Index  Markets Fund -   Assets Fund -
                                                                    Fund             Fund         Initial Class   Initial Class
                                                               ---------------  ---------------  --------------  --------------
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                                    $    52          $   234         $   (582)       $   (846)
   Net realized gain (loss) on investments                              91                1            2,103          25,250
   Capital gain distributions from mutual funds                        657            5,592           17,572          14,500
   Net change in unrealized appreciation (depreciation) of
      investments                                                     (399)          (7,709)          15,245           2,397
                                                                   -------          -------         --------        --------
Increase (decrease) in net assets resulting from operations            401           (1,882)          34,338          41,301
                                                                   -------          -------         --------        --------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or
      fixed rate option                                             12,387            6,198           10,362           5,286
   Cost of insurance                                                (3,032)          (4,005)          (3,678)         (5,733)
   Policy loans                                                         --               --               (8)         (5,099)
   Death benefits                                                       --               --               --              --
   Withdrawals                                                          --               --               --         (28,235)
                                                                   -------          -------         --------        --------
Increase (decrease) in net assets resulting from principal
   transactions                                                      9,355            2,193            6,676         (33,781)
                                                                   -------          -------         --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              9,756              311           41,014           7,520

NET ASSETS:
   Beginning of year                                                    --           71,638           92,863         108,350
                                                                   -------          -------         --------        --------
   End of year                                                     $ 9,756          $71,949         $133,877        $115,870
                                                                   =======          =======         ========        ========

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                    $    --          $   (89)        $   (241)       $   (951)
   Net realized gain (loss) on investments                              --              (81)          18,815          16,174
   Capital gain distributions from mutual funds                         --            3,403            9,756           6,513
   Net change in unrealized appreciation (depreciation) of
      investments                                                       --             (768)            (543)          1,914
                                                                   -------          -------         --------        --------
Increase (decrease) in net assets resulting from operations             --            2,465           27,787          23,650
                                                                   -------          -------         --------        --------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or
      fixed rate option                                                 --           71,028            4,495           5,024
   Cost of insurance                                                    --           (1,855)          (3,557)         (5,853)
   Policy loans                                                         --               --              (94)           (341)
   Death benefits                                                       --               --               --              --
   Withdrawals                                                          --               --          (27,785)        (20,563)
                                                                   -------          -------         --------        --------
Increase (decrease) in net assets resulting from principal
   transactions                                                         --           69,173          (26,941)        (21,733)
                                                                   -------          -------         --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 --           71,638              846           1,917

NET ASSETS:
   Beginning of year                                                    --               --           92,017         106,433
                                                                   -------          -------         --------        --------
   End of year                                                     $    --          $71,638         $ 92,863        $108,350
                                                                   =======          =======         ========        ========

                             See accompanying notes.

                                    VA B - 16

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                           Sub-accounts
                                                                        ------------------
                                                                        Vanguard VIF Total
                                                                        Stock Market Index
                                                                             Portfolio
                                                                        ------------------
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                                              $   3,098
   Net realized gain (loss) on investments                                       9,801
   Capital gain distributions from mutual funds                                 43,409
   Net change in unrealized appreciation (depreciation) of investments         (12,101)
                                                                             ---------
Increase (decrease) in net assets resulting from operations                     44,207
                                                                             ---------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or
      fixed rate option                                                         24,777
   Cost of insurance                                                          (110,340)
   Policy loans                                                                     --
   Death benefits                                                                   --
   Withdrawals                                                                      --
                                                                             ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                                (85,563)
                                                                             ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (41,356)

NET ASSETS:
   Beginning of year                                                           981,562
                                                                             ---------
   End of year                                                               $ 940,206
                                                                             =========

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                              $  (4,791)
   Net realized gain (loss) on investments                                         566
   Capital gain distributions from mutual funds                                     --
   Net change in unrealized appreciation (depreciation) of investments          76,905
                                                                             ---------
Increase (decrease) in net assets resulting from operations                     72,680
                                                                             ---------

PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or
      fixed rate option                                                        983,016
   Cost of insurance                                                           (74,134)
   Policy loans                                                                     --
   Death benefits                                                                   --
   Withdrawals                                                                      --
                                                                             ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                                908,882
                                                                             ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        981,562

NET ASSETS:
   Beginning of year                                                                --
                                                                             ---------
   End of year                                                               $ 981,562
                                                                             =========

                             See accompanying notes.

                                    VA B - 17

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account B (the "Account") was established by American International Life Assurance Company of New York (the "Company") on June 5, 1986 to fund individual and group flexible premium variable universal life insurance policies issued by the Company. The Executive Advantage(SM) policy is currently offered by the Account. Gallery Life, Gemstone Life, Polaris Life and the Variable Universal Life Policy are no longer offered. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Sub-accounts are as follows:

                   AIM Variable Insurance Funds ("AIM V.I."):
                  AIM V.I. Capital Appreciation Fund - Series I
                  AIM V.I. International Growth Fund - Series I

  AllianceBernstein Variable Products Series Fund, INC. ("AllianceBernstein"):
      AllianceBernstein Americas Government Income Portfolio - Class A (1)
            AllianceBernstein Balanced Shares Portfolio - Class A (2)
                AllianceBernstein Global Bond Portfolio - Class A
             AllianceBernstein Global Technology Portfolio - Class A
             AllianceBernstein Growth and Income Portfolio - Class A
                  AllianceBernstein Growth Portfolio - Class A
             AllianceBernstein Large Cap Growth Portfolio - Class A
          AllianceBernstein Real Estate Investment Portfolio - Class A
             AllianceBernstein Small Cap Growth Portfolio - Class A
              AllianceBernstein Utility Income Portfolio - Class A

       American Century Variable Portfolios, INC. ("American Century VP"):
             American Century VP Capital Appreciation Fund - Class I
               American Century VP Income & Growth Fund - Class I
              American Century VP International Fund - Class I (1)

                              Anchor Series Trust:
          Anchor Series Trust Capital Appreciation Portfolio - Class 1
                 Anchor Series Trust Growth Portfolio - Class 1
            Anchor Series Trust Natural Resources Portfolio - Class 1

            Blackrock Variable Series Funds, INC. ("BlackRock"): (7)
                BlackRock Basic Value V.I. Fund - Class I (1) (7)
            BlackRock Fundamental Growth V.I. Fund - Class I (1) (7)
           BlackRock Government Income V.I. Fund - Class I (1) (7) (8)
            BlackRock Value Opportunities V.I. Fund - Class I (1) (7)

                     Credit Suisse Trust ("Credit Suisse"):
                  Credit Suisse Emerging Markets Portfolio (1)
                  Credit Suisse Global Small Cap Portfolio (1)
                 Credit Suisse International Focus Portfolio (1)
                   Credit Suisse Large Cap Value Portfolio (1)
                  Credit Suisse Mid-Cap Core Portfolio (1) (9)
                Credit Suisse Small Cap Core I Portfolio (1) (10)

                 Dreyfus Stock Index Fund, Inc. - Initial Shares

                                    VA B - 18

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

                Dreyfus Variable Investment Fund ("Dreyfus VIF"):
         Dreyfus VIF Small Company Stock Portfolio - Initial Shares (13)

            Fidelity(R) Variable Insurance Products ("Fidelity VIP"):
           Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class
             Fidelity(R) VIP Balanced Portfolio - Initial Class (1)
             Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
                Fidelity(R) VIP Growth Portfolio - Initial Class
              Fidelity(R) VIP High Income Portfolio - Initial Class
             Fidelity(R) VIP Index 500 Portfolio - Initial Class (1)
         Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
             Fidelity(R) VIP Money Market Portfolio - Initial Class
               Fidelity(R) VIP Overseas Portfolio - Initial Class

  Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton"):
         Franklin Templeton Franklin Money Market Fund - Class 1 (1) (3) Franklin Templeton Templeton Developing Markets Securities Fund - Class 2
         Franklin Templeton Templeton Foreign Securities Fund - Class 2
       Franklin Templeton Templeton Global Asset Allocation Fund - Class 1
        Franklin Templeton Templeton Growth Securities Fund - Class 2 (1)

          Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"):
  Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares
                                    (1) (12)
  Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares (1) (11)

                   J.P. Morgan Series Trust II ("JP Morgan"):
                             JPMorgan Bond Portfolio
                      JPMorgan Mid Cap Value Portfolio (4)
                        JPMorgan Small Company Portfolio
                  JPMorgan U.S. Large Cap Core Equity Portfolio

      Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"):
 Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I
                                      (14)
                Neuberger Berman AMT Partners Portfolio - Class I

                       Oppenheimer Variable Account Funds:
           Oppenheimer Global Securities Fund/VA - Non-Service Shares
              Oppenheimer Main Street Fund/VA - Non-Service Shares

                  Pimco Variable Insurance Trust ("PIMCO VIT"):
              PIMCO VIT High Yield Portfolio - Administrative Class
      PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class
           PIMCO VIT Real Return Portfolio - Administrative Class (1)
              PIMCO VIT Short-Term Portfolio - Administrative Class
           PIMCO VIT Total Return Portfolio - Administrative Class (1)

                     Sunamerica Series Trust ("SunAmerica"):
                SunAmerica Aggressive Growth Portfolio - Class 1
                 SunAmerica Alliance Growth Portfolio - Class 1
                  SunAmerica Balanced Portfolio - Class 1 (15)
                   SunAmerica Global Bond Portfolio - Class 1
                  SunAmerica Growth-Income Portfolio - Class 1
         SunAmerica Marsico Focused Growth Portfolio - Class 1 (1) (16)
               SunAmerica Mid-Cap Growth Portfolio - Class 1 (17)

                The Universal Institutional Funds, Inc. ("UIF"):
            UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
           UIF Emerging Markets Equity Portfolio - Class I Shares (1)

                                    VA B - 19

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

          The Universal Institutional Funds, Inc. ("UIF") - continued:
                  UIF High Yield Portfolio - Class I Shares (1)
                UIF Mid Cap Growth Portfolio - Class I Shares (1)
               UIF Money Market Portfolio - Class I Shares (1) (5)
                UIF Technology Portfolio - Class I Shares (1) (6)
                UIF U.S. Mid Cap Value Portfolio - Class I Shares

                                VALIC Company I:
                 VALIC Company I International Equities Fund (1)
                       VALIC Company I Mid Cap Index Fund
                      VALIC Company I Small Cap Index Fund

                 Van Eck Worldwide Insurance Trust ("Van Eck"):
             Van Eck Worldwide Emerging Markets Fund - Initial Class
               Van Eck Worldwide Hard Assets Fund - Initial Class

              Vanguard(R) Variable Insurance Fund ("Vanguard VIF"):
               VANGUARD(R) VIF TOTAL STOCK MARKET INDEX PORTFOLIO
              Vanguard(R) VIF Total Bond Market Index Portfolio (1)

(1)  Sub-accounts had no activity in current year.

(2) Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

(3) Effective April 10, 2006, Franklin Templeton Franklin Money Market Fund - Class 1 became available as an investment option.

(4) Effective December 15, 2005, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for new policies and is not available for new investments in existing policies as of May 1, 2006.

(5) Effective April 28, 2006, UIF Money Market Portfolio - Class I Shares was closed and liquidated.

(6) Effective April 28, 2006, UIF Technology Portfolio - Class I Shares was closed and liquidated.

(7) Effective October 2, 2006, Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock, Inc., the FAM Variable Series Funds, Inc. changed its name to BlackRock Variable Series Funds, Inc. and the Mercury funds changed their names to BlackRock funds.

(8) Effective October 2, 2006, Mercury Government Bond V.I. Fund - Class I changed its name to BlackRock Government Income V.I. Fund - Class I.

(9) Effective December 1, 2006, Credit Suisse Mid-Cap Growth Portfolio changed its name to Credit Suisse Mid-Cap Core Portfolio.

(10) Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

(11) Effective May 1, 2006, Goldman Sachs VIT CORE(SM) U.S. Equity Fund - Institutional Shares changed its name to Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.

(12) Effective April 30, 2007, Goldman Sachs VIT International Equity Fund - Institutional Shares changed its name to Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares.

(13) Effective May 1, 2007, Dreyfus VIF Small Company Stock Portfolio - Initial Shares was closed and liquidated.

(14) Effective May 1, 2007, Neuberger Berman AMT Limited Maturity Bond Portfolio
     - Class I changed its name to Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I.

(15) Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class I changed its name to SunAmerica Balanced Portfolio - Class I.

(16) Effective May 1, 2007, SunAmerica Marisco Growth Portfolio - Class 1 changed its name to SunAmerica Marisco Focused Growth Portfolio - Class I.

(17) Effective May 1, 2007, SunAmerica MFS Mid-Cap Growth Portfolio - Class 1 changed its name to SunAmerica Mid-Cap Growth Portfolio - Class I.

                                    VA B - 20

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust and SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Sub-accounts above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net premiums from the policies are allocated to the Sub-accounts and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting policies followed by the Account and the methods of applying those principles are presented below.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security Valuation - The investment in shares of Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security Transactions and Related Investment Income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Sub-account(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Sub-account(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal Income Taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation Unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                    VA B - 21

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges

DEDUCTIONS FROM PREMIUM PAYMENTS - The deductions from each premium payment are for state premium taxes and for other expenses associated with selling and distributing the policy. A summary of sales charges for each policy follows:

Policies                        Sales Charges
------------------------------  ------------------------------------------------
Variable Universal Life Policy  5% of each premium payment plus the state specific premium taxes.

Executive Advantage             The maximum charge is 9% of each premium
                                payment.

Gemstone Life                   5% of each premium payment up to the target
                                premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year 11. The maximum charge is 8% of each premium payment.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by policy follows:

                                Mortality and Expense Risk
                                    and Administrative       Mortality and Expense Risk
                                  Charges Current Minimum       and Administrative
Policies                                 Annual Rate        Charges Maximum Annual Rate
------------------------------  --------------------------  ---------------------------
Variable Universal Life Policy             0.90%                       0.90%
Executive Advantage                        0.65%                       1.00%
Gemstone Life                              0.75%                       0.90%

Monthly Administrative and Expense Charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $15 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage.

There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Cost of Insurance Charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional Rider Charges - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer Charges - A transfer charge of $25 may be assessed for each transfer in excess of twelve each policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net premiums and transfers from (to) other Sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

                                    VA B - 22

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge is based on a table of charges and the premiums paid under the policy or the face amount of the policy (including increases and decreases in the face amount of the policy). For any partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                    VA B - 23

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                               Cost of    Proceeds
Sub-accounts                                                                  Purchases  from Sales
---------------------------------------------------------------------------------------  ----------
AIM V.I. Capital Appreciation Fund - Series I                                  $ 18,173    $ 13,613
AIM V.I. International Growth Fund - Series I                                    18,693      15,036
AllianceBernstein Balanced Shares Portfolio - Class A                             4,915       3,808
AllianceBernstein Global Bond Portfolio - Class A                                   440          --
AllianceBernstein Global Technology Portfolio - Class A                          27,684      34,708
AllianceBernstein Growth and Income Portfolio - Class A                          99,970     153,068
AllianceBernstein Growth Portfolio - Class A                                     71,179     168,246
AllianceBernstein Large Cap Growth Portfolio - Class A                           24,976      73,346
AllianceBernstein Real Estate Investment Portfolio - Class A                      4,484       1,863
AllianceBernstein Small Cap Growth Portfolio - Class A                           13,198      39,844
AllianceBernstein Utility Income Portfolio - Class A                                 40         126
American Century VP Capital Appreciation Fund - Class I                             227         168
American Century VP Income & Growth Fund - Class I                                  513       1,303
Anchor Series Trust Capital Appreciation Portfolio - Class 1                      4,439         520
Anchor Series Trust Growth Portfolio - Class 1                                    3,769         504
Anchor Series Trust Natural Resources Portfolio - Class 1                         1,135         285
Dreyfus Stock Index Fund, Inc. - Initial Shares                                 114,280     423,844
Dreyfus VIF Small Company Stock Portfolio - Initial Shares                       20,976      76,786
Fidelity VIP Asset Manager Portfolio - Initial Class                             85,312      56,515
Fidelity VIP Contrafund Portfolio - Initial Class                               504,235     190,371
Fidelity VIP Growth Portfolio - Initial Class                                    70,737     120,760
Fidelity VIP High Income Portfolio - Initial Class                               31,051      24,526
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                     12,970      25,378
Fidelity VIP Money Market Portfolio - Initial Class                             108,965      33,601
Fidelity VIP Overseas Portfolio - Initial Class                                  38,726      12,842
Franklin Templeton Templeton Developing Markets Securities Fund - Class 2         5,153       2,221
Franklin Templeton Templeton Foreign Securities Fund - Class 2                  119,087     157,788
Franklin Templeton Templeton Global Asset Allocation Fund - Class 1               6,717         223
JPMorgan Bond Portfolio                                                             164          --
JPMorgan Mid Cap Value Portfolio                                                 52,704     111,905
JPMorgan Small Company Portfolio                                                 33,672      81,561
JPMorgan U.S. Large Cap Core Equity Portfolio                                       465         134
Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I      3,188         213
Neuberger Berman AMT Partners Portfolio - Class I                                   402          98
Oppenheimer Global Securities Fund/VA - Non-Service Shares                        6,371      85,475
Oppenheimer Main Street Fund/VA - Non-Service Shares                                967       2,904
PIMCO VIT High Yield Portfolio - Administrative Class                            24,755      29,212
PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class             58,121     108,547
PIMCO VIT Short-Term Portfolio - Administrative Class                            11,796       2,138
SunAmerica Aggressive Growth Portfolio - Class 1                                    106          --
SunAmerica Alliance Growth Portfolio - Class 1                                      649         478
SunAmerica Balanced Portfolio - Class 1                                           2,093         195
SunAmerica Global Bond Portfolio - Class 1                                          636         188
SunAmerica Growth-Income Portfolio - Class 1                                      2,252       1,143
SunAmerica Mid-Cap Growth Portfolio - Class 1                                       218         270

                                    VA B - 24

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the period ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                               Cost of    Proceeds
Sub-accounts                                                                  Purchases  from Sales
---------------------------------------------------------------------------------------  ----------
UIF U.S. Mid Cap Value Portfolio - Class I Shares                              $17,204    $  6,815
VALIC Company I Mid Cap Index Fund                                              12,297       2,232
VALIC Company I Small Cap Index Fund                                            12,136       4,116
Van Eck Worldwide Emerging Markets Fund - Initial Class                         26,782       3,116
Van Eck Worldwide Hard Assets Fund - Initial Class                              17,246      37,373
Vanguard VIF Total Stock Market Index Portfolio                                 76,960     116,017

                                    VA B - 25

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2007.

                                                                                        Net Asset
                                                                                        Value Per  Value of Shares   Cost of
Sub-accounts                                                                   Shares     Share     at Fair Value   Shares Held
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I                                   4,884     $29.37     $  143,435     $  106,478
AIM V.I. International Growth Fund - Series I                                   4,610      33.63        155,034         82,435
AllianceBernstein Balanced Shares Portfolio - Class A                           2,200      19.93         43,856         39,039
AllianceBernstein Global Bond Portfolio - Class A                                 266      12.37          3,290          3,220
AllianceBernstein Global Technology Portfolio - Class A                        16,117      20.71        333,791        227,081
AllianceBernstein Growth and Income Portfolio - Class A                        36,438      26.82        977,256        811,781
AllianceBernstein Growth Portfolio - Class A                                   39,784      22.91        911,462        658,379
AllianceBernstein Large Cap Growth Portfolio - Class A                          7,692      30.61        235,444        177,253
AllianceBernstein Real Estate Investment Portfolio - Class A                      706      16.23         11,454         14,015
AllianceBernstein Small Cap Growth Portfolio - Class A                         12,136      15.48        187,869        137,683
AllianceBernstein Utility Income Portfolio - Class A                               64      29.73          1,905          1,388
American Century VP Capital Appreciation Fund - Class I                           245      15.98          3,919          1,913
American Century VP Income & Growth Fund - Class I                              2,446       8.46         20,692         15,592
Anchor Series Trust Capital Appreciation Portfolio - Class 1                      729      46.19         33,680         28,171
Anchor Series Trust Growth Portfolio - Class 1                                    953      28.06         26,726         26,971
Anchor Series Trust Natural Resources Portfolio - Class 1                         245      69.52         17,013         11,155
Dreyfus Stock Index Fund, Inc. - Initial Shares                                32,229      37.40      1,205,371        957,533
Fidelity VIP Asset Manager Portfolio - Initial Class                           32,201      16.57        533,573        471,673
Fidelity VIP Contrafund Portfolio - Initial Class                              64,173      27.90      1,790,435      1,636,134
Fidelity VIP Growth Portfolio - Initial Class                                  35,977      45.12      1,623,265      1,245,391
Fidelity VIP High Income Portfolio - Initial Class                             37,848       5.98        226,330        243,869
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    9,275      12.76        118,343        119,115
Fidelity VIP Money Market Portfolio - Initial Class                           281,277       1.00        281,277        281,277
Fidelity VIP Overseas Portfolio - Initial Class                                 8,414      25.32        213,043        153,171
Franklin Templeton Templeton Developing Markets Securities Fund - Class 2       3,579      16.00         57,262         46,637
Franklin Templeton Templeton Foreign Securities Fund - Class 2                 74,237      20.25      1,503,295        928,179
Franklin Templeton Templeton Global Asset Allocation Fund - Class 1               789      14.75         11,644         13,651
JPMorgan Bond Portfolio                                                            67      11.18            746            792
JPMorgan Mid Cap Value Portfolio                                               29,487      30.67        904,379        657,335
JPMorgan Small Company Portfolio                                               38,779      16.06        622,785        686,333
JPMorgan U.S. Large Cap Core Equity Portfolio                                      90      15.79          1,418          1,315
Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I      822      13.00         10,686         10,666
Neuberger Berman AMT Partners Portfolio - Class I                                  52      20.77          1,076          1,072
Oppenheimer Global Securities Fund/VA - Non-Service Shares                        277      36.60         10,121          9,614
Oppenheimer Main Street Fund/VA - Non-Service Shares                            1,192      25.61         30,521         22,716
PIMCO VIT High Yield Portfolio - Administrative Class                          32,703       8.05        263,258        264,651
PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class           95,459      10.94      1,044,320      1,029,812
PIMCO VIT Short-Term Portfolio - Administrative Class                             962      10.01          9,626          9,653
SunAmerica Aggressive Growth Portfolio - Class 1                                   79      12.41            982            766
SunAmerica Alliance Growth Portfolio - Class 1                                    489      25.27         12,357          8,990
SunAmerica Balanced Portfolio - Class 1                                           593      15.35          9,108          8,317
SunAmerica Global Bond Portfolio - Class 1                                      1,515      11.87         17,976         16,746
SunAmerica Growth-Income Portfolio - Class 1                                    1,032      29.90         30,870         23,341
SunAmerica Mid-Cap Growth Portfolio - Class 1                                     805      11.20          9,008          6,381
UIF U.S. Mid Cap Value Portfolio - Class I Shares                               8,201      19.11        156,724        164,371
VALIC Company I Mid Cap Index Fund                                                422      23.11          9,758         10,156
VALIC Company I Small Cap Index Fund                                            4,472      16.09         71,949         80,427
Van Eck Worldwide Emerging Markets Fund - Initial Class                         4,830      27.72        133,877         72,010
Van Eck Worldwide Hard Assets Fund - Initial Class                              2,813      41.19        115,870         57,625
Vanguard VIF Total Stock Market Index Portfolio                                30,241      31.09        940,206        875,401

                                    VA B - 26

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2007.

                                                                                Accumulation   Accumulation   Net Increase
Sub-accounts                                                                    Units Issued  Units Redeemed   (Decrease)
--------------------------------------------------------------------------------------------------------------------------
   1 AIM V.I. Capital Appreciation Fund - Series I                                     1,771         (1,252)           519
   3 AIM V.I. Capital Appreciation Fund - Series I                                        44           (148)          (104)
   1 AIM V.I. International Growth Fund - Series I                                     1,078           (881)           197
   3 AIM V.I. International Growth Fund - Series I                                        31            (10)            21
   1 AllianceBernstein Balanced Shares Portfolio - Class A                               401           (447)           (46)
   1 AllianceBernstein Global Bond Portfolio - Class A                                    37            (11)            26
   1 AllianceBernstein Global Technology Portfolio - Class A                           2,209         (2,436)          (227)
   3 AllianceBernstein Global Technology Portfolio - Class A                              60            (17)            43
   1 AllianceBernstein Growth and Income Portfolio - Class A                           2,150         (5,352)        (3,202)
   1 AllianceBernstein Growth Portfolio - Class A                                      4,379         (8,308)        (3,929)
   1 AllianceBernstein Large Cap Growth Portfolio - Class A                            2,103         (5,406)        (3,303)
   3 AllianceBernstein Large Cap Growth Portfolio - Class A                              262           (267)            (5)
   3 AllianceBernstein Real Estate Investment Portfolio - Class A                         77            (57)            20
   1 AllianceBernstein Small Cap Growth Portfolio - Class A                            1,008         (2,515)        (1,507)
   3 AllianceBernstein Utility Income Portfolio - Class A                                 --             (8)            (8)
   3 American Century VP Capital Appreciation Fund - Class I                              15             (9)             6
   3 American Century VP Income & Growth Fund - Class I                                   15            (94)           (79)
   3 Anchor Series Trust Capital Appreciation Portfolio - Class 1                         88            (43)            45
   3 Anchor Series Trust Growth Portfolio - Class 1                                       54            (26)            28
   3 Anchor Series Trust Natural Resources Portfolio - Class 1                            10             (9)             1
   1 Dreyfus Stock Index Fund, Inc. - Initial Shares                                   4,886        (11,340)        (6,454)
   3 Dreyfus Stock Index Fund, Inc. - Initial Shares                                     612        (13,986)       (13,374)
   1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares                          169         (3,860)        (3,691)
   3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares                           13           (677)          (664)
   1 Fidelity VIP Asset Manager Portfolio - Initial Class                              2,786         (3,436)          (650)
   3 Fidelity VIP Asset Manager Portfolio - Initial Class                                263            (46)           217
   1 Fidelity VIP Contrafund Portfolio - Initial Class                                 1,560         (2,844)        (1,284)
   2 Fidelity VIP Contrafund Portfolio - Initial Class                                 1,395         (6,390)        (4,995)
   3 Fidelity VIP Contrafund Portfolio - Initial Class                                   480           (261)           219
   1 Fidelity VIP Growth Portfolio - Initial Class                                     5,780         (7,906)        (2,126)
   3 Fidelity VIP Growth Portfolio - Initial Class                                        --           (188)          (188)
   1 Fidelity VIP High Income Portfolio - Initial Class                                1,384         (2,004)          (620)
   3 Fidelity VIP High Income Portfolio - Initial Class                                  108           (192)           (84)
   1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                        800         (1,704)          (904)
   3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                         --            (73)           (73)
   1 Fidelity VIP Money Market Portfolio - Initial Class                               5,863         (1,833)         4,030
   3 Fidelity VIP Money Market Portfolio - Initial Class                                 801           (107)           694
   1 Fidelity VIP Overseas Portfolio - Initial Class                                   1,000           (620)           380
   2 Franklin Templeton Templeton Developing Markets Securities Fund - Class 2            --           (149)          (149)
   2 Franklin Templeton Templeton Foreign Securities Fund - Class 2                    1,393         (7,887)        (6,494)
   3 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1                 175            (32)           143
   3 JPMorgan Bond Portfolio                                                              12             (2)            10
   2 JPMorgan Mid Cap Value Portfolio                                                     --         (6,022)        (6,022)
   2 JPMorgan Small Company Portfolio                                                     --         (7,505)        (7,505)
   3 JPMorgan U.S. Large Cap Core Equity Portfolio                                        44            (16)            28
   3 Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I        281            (46)           235
   3 Neuberger Berman AMT Partners Portfolio - Class I                                    21             (8)            13
   3 Oppenheimer Global Securities Fund/VA - Non-Service Shares                           34         (5,176)        (5,142)
   3 Oppenheimer Main Street Fund/VA - Non-Service Shares                                 76           (230)          (154)
   2 PIMCO VIT High Yield Portfolio - Administrative Class                               461         (2,112)        (1,651)
   2 PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class              1,050         (8,897)        (7,847)

                                    VA B - 27

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                                Accumulation   Accumulation   Net Increase
Sub-accounts                                                                    Units Issued  Units Redeemed   (Decrease)
--------------------------------------------------------------------------------------------------------------------------
   2 PIMCO VIT Short-Term Portfolio - Administrative Class                             1,202          (266)          936
   3 SunAmerica Aggressive Growth Portfolio - Class 1                                     12            (3)            9
   3 SunAmerica Alliance Growth Portfolio - Class 1                                       69           (42)           27
   3 SunAmerica Balanced Portfolio - Class 1                                             205           (46)          159
   3 SunAmerica Global Bond Portfolio - Class 1                                           52           (19)           33
   3 SunAmerica Growth-Income Portfolio - Class 1                                        229          (138)           91
   3 SunAmerica Mid-Cap Growth Portfolio - Class 1                                        68           (69)           (1)
   2 UIF U.S. Mid Cap Value Portfolio - Class I Shares                                    --          (362)         (362)
   2 VALIC Company I Mid Cap Index Fund                                                1,202          (266)          936
   2 VALIC Company I Small Cap Index Fund                                                587          (369)          218
   1 Van Eck Worldwide Emerging Markets Fund - Initial Class                             376          (139)          237
   1 Van Eck Worldwide Hard Assets Fund - Initial Class                                  111        (1,081)         (970)
   2 Vanguard VIF Total Stock Market Index Portfolio                                   2,257        (9,737)       (7,480)

                                    VA B - 28

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                             Accumulation   Accumulation   Net Increase
Sub-accounts                                                                 Units Issued  Units Redeemed   (Decrease)
-----------------------------------------------------------------------------------------------------------------------
   1 AIM V.I. Capital Appreciation Fund - Series I                                  1,515         (1,020)           495
   3 AIM V.I. Capital Appreciation Fund - Series I                                     81           (525)          (444)
   1 AIM V.I. International Growth Fund - Series I                                    603         (1,481)          (878)
   3 AIM V.I. International Growth Fund - Series I                                     37            (21)            16
   1 AllianceBernstein Balanced Shares Portfolio - Class A                            463         (1,564)        (1,101)
   1 AllianceBernstein Global Bond Portfolio - Class A                                 39            (11)            28
   1 AllianceBernstein Global Technology Portfolio - Class A                        2,820         (3,786)          (966)
   3 AllianceBernstein Global Technology Portfolio - Class A                           72            (38)            34
   1 AllianceBernstein Growth and Income Portfolio - Class A                        1,460         (2,592)        (1,132)
   1 AllianceBernstein Growth Portfolio - Class A                                   6,742         (6,836)           (94)
   1 AllianceBernstein Large Cap Growth Portfolio - Class A                         2,796         (5,615)        (2,819)
   3 AllianceBernstein Large Cap Growth Portfolio - Class A                           744           (146)           598
   3 AllianceBernstein Real Estate Investment Portfolio - Class A                     105            (63)            42
   1 AllianceBernstein Small Cap Growth Portfolio - Class A                           940         (1,095)          (155)
   3 AllianceBernstein Utility Income Portfolio - Class A                             121            (17)           104
   3 American Century VP Capital Appreciation Fund - Class I                           21            (19)             2
   3 American Century VP Income & Growth Fund - Class I                                57           (121)           (64)
   3 Anchor Series Trust Capital Appreciation Portfolio - Class 1                   1,572            (94)         1,478
   3 Anchor Series Trust Growth Portfolio - Class 1                                 1,477            (17)         1,460
   3 Anchor Series Trust Natural Resources Portfolio - Class 1                        243            (13)           230
   2 BlackRock Value Opportunities V.I. Fund - Class I                              1,860        (39,530)       (37,670)
   1 Dreyfus Stock Index Fund, Inc. - Initial Shares                                5,076         (7,339)        (2,263)
   3 Dreyfus Stock Index Fund, Inc. - Initial Shares                                3,442           (751)         2,691
   1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares                       499           (636)          (137)
   3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares                        92           (422)          (330)
   1 Fidelity VIP Asset Manager Portfolio - Initial Class                           2,936         (4,614)        (1,678)
   3 Fidelity VIP Asset Manager Portfolio - Initial Class                             241            (74)           167
   1 Fidelity VIP Contrafund Portfolio - Initial Class                              2,220         (3,989)        (1,769)
   2 Fidelity VIP Contrafund Portfolio - Initial Class                              6,977        (77,264)       (70,287)
   3 Fidelity VIP Contrafund Portfolio - Initial Class                                674           (418)           256
   1 Fidelity VIP Growth Portfolio - Initial Class                                  7,382         (7,355)            27
   3 Fidelity VIP Growth Portfolio - Initial Class                                     --           (148)          (148)
   1 Fidelity VIP High Income Portfolio - Initial Class                             1,702         (1,009)           693
   3 Fidelity VIP High Income Portfolio - Initial Class                               141           (111)            30
   1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                     914           (547)           367
   3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                      --            (30)           (30)
   1 Fidelity VIP Money Market Portfolio - Initial Class                            4,245         (3,140)         1,105
   3 Fidelity VIP Money Market Portfolio - Initial Class                              127           (135)            (8)
   1 Fidelity VIP Overseas Portfolio - Initial Class                                  613           (590)            23
   2 Franklin Templeton Templeton Developing Markets Securities Fund - Class 2      4,439           (120)         4,319
   2 Franklin Templeton Templeton Foreign Securities Fund - Class 2                 4,667        (17,104)       (12,437)
   3 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1              123            (54)            69
   3 JPMorgan Bond Portfolio                                                           12             (3)             9
   2 JPMorgan Mid Cap Value Portfolio                                               3,800        (19,473)       (15,673)
   2 JPMorgan Small Company Portfolio                                              79,870         (5,994)        73,876
   3 JPMorgan U.S. Large Cap Core Equity Portfolio                                     51            (46)             5
   3 Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I                   244            (70)           174
   3 Neuberger Berman AMT Partners Portfolio - Class I                                 24            (24)            --
   3 Oppenheimer Global Securities Fund/VA - Non-Service Shares                     1,241           (223)         1,018
   3 Oppenheimer Main Street Fund/VA - Non-Service Shares                              87           (202)          (115)
   2 PIMCO VIT High Yield Portfolio - Administrative Class                          4,833         (2,113)         2,720
   2 PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class          30,960         (8,862)        22,098

                                    VA B - 29

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                             Accumulation   Accumulation   Net Increase
Sub-accounts                                                                 Units Issued  Units Redeemed   (Decrease)
-----------------------------------------------------------------------------------------------------------------------
   3 SunAmerica Aggressive Growth Portfolio - Class 1                                  15             (7)             8
   3 SunAmerica - SunAmerica Balanced Portfolio - Class 1                             187            (71)           116
   3 SunAmerica Alliance Growth Portfolio - Class 1                                    70            (98)           (28)
   3 SunAmerica Global Bond Portfolio - Class 1                                       982            (12)           970
   3 SunAmerica Growth-Income Portfolio - Class 1                                     330           (303)            27
   3 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                                 87           (233)          (146)
   2 UIF Money Market Portfolio - Class I Shares                                    1,723        (25,004)       (23,281)
   2 UIF U.S. Mid Cap Value Portfolio - Class I Shares                             10,761           (290)        10,471
   2 VALIC Company I Small Cap Index Fund                                           7,103           (192)         6,911
   1 Van Eck Worldwide Emerging Markets Fund - Initial Class                          321         (1,854)        (1,533)
   1 Van Eck Worldwide Hard Assets Fund - Initial Class                               191           (990)          (799)
   2 Vanguard VIF Total Stock Market Index Portfolio                               98,302         (7,378)        90,924

Footnotes

1    Variable Universal Life Policy product.

2    Executive Advantage product.

3    Gemstone Life product.

                                    VA B - 30

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                                   Investment
                                                                                                     Income     Expense      Total
Sub-accounts                                                        Units  Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                     9,461    $14.04    $  132,823     0.00%       0.90%     11.00%
3 AIM V.I. Capital Appreciation Fund - Series I                       922     11.50        10,611     0.00%       0.75%     11.17%
1 AIM V.I. International Growth Fund - Series I                     6,909     21.80       150,626     0.44%       0.90%     13.69%
3 AIM V.I. International Growth Fund - Series I                       229     19.27         4,408     0.44%       0.75%     13.86%
1 AllianceBernstein Balanced Shares Portfolio - Class A             3,150     13.92        43,856     2.76%       0.90%      2.12%
1 AllianceBernstein Global Bond Portfolio - Class A                   217     15.13         3,290     3.10%       0.90%      9.36%
1 AllianceBernstein Global Technology Portfolio - Class A          16,306     20.25       330,197     0.00%       0.90%     19.12%
3 AllianceBernstein Global Technology Portfolio - Class A             371      9.68         3,593     0.00%       0.75%     19.29%
1 AllianceBernstein Growth and Income Portfolio - Class A          29,117     33.56       977,256     1.41%       0.90%      4.17%
1 AllianceBernstein Growth Portfolio - Class A                     38,700     23.55       911,461     0.00%       0.90%     12.01%
1 AllianceBernstein Large Cap Growth Portfolio - Class A           13,748     15.44       212,298     0.00%       0.90%     12.89%
3 AllianceBernstein Large Cap Growth Portfolio - Class A            2,267     10.21        23,146     0.00%       0.75%     13.06%
3 AllianceBernstein Real Estate Investment Portfolio - Class A        430     26.62        11,453     1.39%       0.75%    -15.17%
1 AllianceBernstein Small Cap Growth Portfolio - Class A           11,966     15.70       187,869     0.00%       0.90%     13.05%
3 AllianceBernstein Utility Income Portfolio - Class A                123     15.44         1,904     2.17%       0.75%     21.43%
3 American Century VP Capital Appreciation Fund - Class I             219     17.93         3,920     0.00%       0.75%     44.71%
3 American Century VP Income & Growth Fund - Class I                1,622     12.76        20,692     1.90%       0.75%     -0.82%
3 Anchor Series Trust Capital Appreciation Portfolio - Class 1      2,233     15.09        33,680     0.35%       0.75%     26.75%
3 Anchor Series Trust Growth Portfolio - Class 1                    1,979     13.51        26,726     0.75%       0.75%      9.37%
3 Anchor Series Trust Natural Resources Portfolio - Class 1           386     44.05        17,014     1.15%       0.75%     39.15%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                  46,103     24.94     1,149,818     1.75%       0.90%      4.31%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                   4,519     12.29        55,554     1.20%       0.75%      4.46%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares           --        --            --     0.00%       0.90%      8.62%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares           --        --            --     0.00%       0.75%      8.67%
1 Fidelity VIP Asset Manager Portfolio - Initial Class             24,094     21.63       521,254     6.10%       0.90%     14.46%
3 Fidelity VIP Asset Manager Portfolio - Initial Class                901     13.67        12,319     6.10%       0.75%     14.64%
1 Fidelity VIP Contrafund Portfolio - Initial Class                15,241     25.13       383,019     0.94%       0.90%     16.53%
2 Fidelity VIP Contrafund Portfolio - Initial Class                65,728     20.35     1,337,394     0.94%       0.75%     16.71%
3 Fidelity VIP Contrafund Portfolio - Initial Class                 3,699     18.93        70,022     0.94%       0.75%     16.71%
1 Fidelity VIP Growth Portfolio - Initial Class                    67,825     23.76     1,611,450     0.82%       0.90%     25.82%
3 Fidelity VIP Growth Portfolio - Initial Class                     1,012     11.67        11,815     0.82%       0.75%     26.01%
1 Fidelity VIP High Income Portfolio - Initial Class               14,822     14.53       215,393     8.26%       0.90%      1.86%
3 Fidelity VIP High Income Portfolio - Initial Class                  758     14.43        10,937     8.26%       0.75%      2.01%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class      6,429     17.87       114,905     4.41%       0.90%      3.41%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        255     13.51         3,438     4.41%       0.75%      3.56%
1 Fidelity VIP Money Market Portfolio - Initial Class              18,186     14.54       264,505     5.35%       0.90%      4.26%
3 Fidelity VIP Money Market Portfolio - Initial Class               1,461     11.48        16,771     5.35%       0.75%      4.42%
1 Fidelity VIP Overseas Portfolio - Initial Class                   8,424     25.29       213,043     3.36%       0.90%     16.26%
2 Franklin Templeton Templeton Developing Markets Securities Fund
   - Class 2                                                        4,170     13.73        57,262     2.24%       0.75%     27.82%
2 Franklin Templeton Templeton Foreign Securities Fund - Class 2   75,208     19.99     1,503,295     2.00%       0.75%     14.59%
3 Franklin Templeton Templeton Global Asset Allocation Fund -
   Class 1                                                            649     17.95        11,644    18.14%       0.75%      9.49%
3 JPMorgan Bond Portfolio                                              59     12.67           746     6.58%       0.75%      0.57%
2 JPMorgan Mid Cap Value Portfolio                                 53,257     16.98       904,378     0.92%       0.75%      1.68%
2 JPMorgan Small Company Portfolio                                 66,371      9.38       622,785     0.01%       0.75%     -6.38%
3 JPMorgan U.S. Large Cap Core Equity Portfolio                       128     11.04         1,418     1.14%       0.75%      0.90%
3 Neuberger Berman AMT Lehman Brothers Short Duration Bond
   Portfolio - Class I *                                              893     11.96        10,686     3.10%       0.75%      3.98%
3 Neuberger Berman AMT Partners Portfolio - Class I                    66     16.30         1,076     0.69%       0.75%      8.51%
3 Oppenheimer Global Securities Fund/VA - Non-Service Shares          588     17.22        10,122     2.46%       0.75%      5.52%

                                    VA B - 31

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                                   Investment
                                                                                                     Income     Expense      Total
Sub-accounts                                                     Units  Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
3 Oppenheimer Main Street Fund/VA - Non-Service Shares           2,393    $12.75    $   30,521     1.03%       0.75%      3.64%
2 PIMCO VIT High Yield Portfolio - Administrative Class         20,014     13.15       263,258     7.06%       0.75%      2.73%
2 PIMCO VIT Long-Term U.S. Government Portfolio -
   Administrative Class                                         85,572     12.20     1,044,320     4.45%       0.75%      8.97%
2 PIMCO VIT Short-Term Portfolio - Administrative Class            936     10.29         9,625     8.13%       0.75%      2.86%
3 SunAmerica Aggressive Growth Portfolio - Class 1                  93     10.56           982     0.65%       0.75%     -1.24%
3 SunAmerica Alliance Growth Portfolio - Class 1                 1,119     11.05        12,356     0.05%       0.75%     13.74%
3 SunAmerica Balanced Portfolio - Class 1 *                        831     10.97         9,109     3.22%       0.75%      4.61%
3 SunAmerica Global Bond Portfolio - Class 1                     1,336     13.45        17,976     0.57%       0.75%     10.54%
3 SunAmerica Growth-Income Portfolio - Class 1                   2,552     12.10        30,870     0.98%       0.75%     10.28%
3 SunAmerica Mid-Cap Growth Portfolio - Class 1 *                1,151      7.82         9,008     0.26%       0.75%     16.06%
2 UIF U.S. Mid Cap Value Portfolio - Class I Shares             10,109     15.50       156,724     0.68%       0.75%      7.03%
2 VALIC Company I Mid Cap Index Fund                               936     10.43         9,756     2.41%       0.75%      3.20%
2 VALIC Company I Small Cap Index Fund                           7,129     10.09        71,949     1.13%       0.75%     -2.63%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class        4,383     30.55       133,877     0.39%       0.90%     36.38%
1 Van Eck Worldwide Hard Assets Fund - Initial Class             2,796     41.44       115,870     0.13%       0.90%     44.05%
2 Vanguard VIF Total Stock Market Index Portfolio               83,444     11.27       940,206     1.11%       0.75%      4.37%

                                    VA B - 32

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                                  Investment
                                                                                                    Income     Expense     Total
Sub-accounts                                                       Units  Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                    8,942    $12.65    $  113,094     0.06%       0.90%      5.35%
3 AIM V.I. Capital Appreciation Fund - Series I                    1,026     10.35        10,621     0.06%       0.75%      5.51%
1 AIM V.I. International Growth Fund - Series I                    6,712     19.18       128,716     0.99%       0.90%     27.09%
3 AIM V.I. International Growth Fund - Series I                      208     16.93         3,517     0.99%       0.75%     27.28%
1 AllianceBernstein Balanced Shares Portfolio - Class A *          3,196     13.64        43,581     2.39%       0.90%     10.79%
1 AllianceBernstein Global Bond Portfolio - Class A                  191     13.84         2,645     1.57%       0.90%      4.03%
1 AllianceBernstein Global Technology Portfolio - Class A         16,533     17.00       281,075     0.00%       0.90%      7.67%
3 AllianceBernstein Global Technology Portfolio - Class A            328      8.12         2,664     0.00%       0.75%      7.83%
1 AllianceBernstein Growth and Income Portfolio - Class A         32,319     32.22     1,041,289     1.38%       0.90%     16.24%
1 AllianceBernstein Growth Portfolio - Class A                    42,629     21.03       896,371     0.00%       0.90%     -1.96%
1 AllianceBernstein Large Cap Growth Portfolio - Class A          17,051     13.68       233,243     0.00%       0.90%     -1.33%
3 AllianceBernstein Large Cap Growth Portfolio - Class A           2,272      9.03        20,521     0.00%       0.75%     -1.19%
3 AllianceBernstein Real Estate Investment Portfolio - Class A       410     31.38        12,864     1.97%       0.75%     34.22%
1 AllianceBernstein Small Cap Growth Portfolio - Class A          13,473     13.89       187,117     0.00%       0.90%      9.70%
3 AllianceBernstein Utility Income Portfolio - Class A               131     12.71         1,670     4.18%       0.75%     22.84%
3 American Century VP Capital Appreciation Fund - Class I            213     12.39         2,643     0.00%       0.75%     16.35%
3 American Century VP Income & Growth Fund - Class I               1,701     12.86        21,879     1.76%       0.75%     16.21%
3 Anchor Series Trust Capital Appreciation Portfolio - Class 1     2,188     11.90        26,043     0.09%       0.75%     10.59%
3 Anchor Series Trust Growth Portfolio - Class 1                   1,951     12.35        24,099     0.34%       0.75%     12.44%
3 Anchor Series Trust Natural Resources Portfolio - Class 1          385     31.66        12,181     0.53%       0.75%     24.00%
2 BlackRock Value Opportunities V.I. Fund - Class I *                 --     15.92            --     0.00%       0.75%     11.98%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                 52,557     23.91     1,256,654     1.65%       0.90%     14.47%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                 17,893     11.77       210,560     1.75%       0.75%     14.64%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       3,691     16.18        59,715     0.00%       0.90%      9.98%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares         664     14.41         9,567     0.00%       0.75%     10.14%
1 Fidelity VIP Asset Manager Portfolio - Initial Class            24,744     18.90       467,670     2.69%       0.90%      6.36%
3 Fidelity VIP Asset Manager Portfolio - Initial Class               684     11.93         8,162     2.69%       0.75%      6.52%
1 Fidelity VIP Contrafund Portfolio - Initial Class               16,525     21.56       356,351     1.28%       0.90%     10.72%
2 Fidelity VIP Contrafund Portfolio - Initial Class               70,723     17.43     1,233,000     1.22%       0.75%     10.88%
3 Fidelity VIP Contrafund Portfolio - Initial Class                3,480     16.22        56,445     1.28%       0.75%     10.88%
1 Fidelity VIP Growth Portfolio - Initial Class                   69,951     18.88     1,320,886     0.38%       0.90%      5.90%
3 Fidelity VIP Growth Portfolio - Initial Class                    1,200      9.26        11,116     0.38%       0.75%      6.05%
1 Fidelity VIP High Income Portfolio - Initial Class              15,442     14.27       220,298     8.01%       0.90%     10.24%
3 Fidelity VIP High Income Portfolio - Initial Class                 842     14.14        11,908     8.01%       0.75%     10.41%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class     7,333     17.28       126,737     3.79%       0.90%      3.42%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class       328     13.04         4,279     3.79%       0.75%      3.57%
1 Fidelity VIP Money Market Portfolio - Initial Class             14,156     13.95       197,477     4.77%       0.90%      3.94%
3 Fidelity VIP Money Market Portfolio - Initial Class                767     11.00         8,436     4.77%       0.75%      4.09%
1 Fidelity VIP Overseas Portfolio - Initial Class                  8,044     21.75       174,974     0.84%       0.90%     17.02%
2 Franklin Templeton Templeton Developing Markets Securities
   Fund - Class 2                                                  4,319     10.74        46,406     0.00%       0.75%      7.43%
2 Franklin Templeton Templeton Foreign Securities Fund - Class 2  81,702     17.44     1,425,166     1.21%       0.75%     20.54%
3 Franklin Templeton Templeton Global Asset Allocation Fund -
   Class 1                                                           506     16.40         8,290     6.76%       0.75%     20.48%
3 JPMorgan Bond Portfolio                                             49     12.60           620     3.59%       0.75%      3.36%
2 JPMorgan Mid Cap Value Portfolio                                59,279     16.70       989,976     0.67%       0.75%     15.97%
2 JPMorgan Small Company Portfolio                                73,876     10.02       740,434     0.00%       0.75%      0.23%

                                    VA B - 33

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                                   Investment
                                                                                                     Income     Expense      Total
Sub-accounts                                                        Units  Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
3 JPMorgan U.S. Large Cap Core Equity Portfolio                       100    $10.94    $    1,094     1.06%      0.75%       15.70%
3 Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I      658     11.50         7,566     3.49%      0.75%        3.43%
3 Neuberger Berman AMT Partners Portfolio - Class I                    53     15.02           798     0.71%      0.75%       11.40%
3 Oppenheimer Global Securities Fund/VA - Non-Service Shares        5,730     16.32        93,519     1.03%      0.75%       16.81%
3 Oppenheimer Main Street Fund/VA - Non-Service Shares              2,547     12.31        31,338     1.11%      0.75%       14.17%
2 PIMCO VIT High Yield Portfolio - Administrative Class            21,665     12.80       277,408     7.13%      0.75%        8.26%
2 PIMCO VIT Long-Term U.S. Government Portfolio - Administrative
   Class                                                           93,419     11.20     1,046,278     4.62%      0.75%        0.40%
3 SunAmerica Aggressive Growth Portfolio - Class 1                     84     10.69           894     0.11%      0.75%       12.45%
3 SunAmerica - SunAmerica Balanced Portfolio - Class 1                672     10.48         7,041     2.93%      0.75%       10.04%
3 SunAmerica Alliance Growth Portfolio - Class 1                    1,092      9.71        10,606     0.12%      0.75%        0.02%
3 SunAmerica Global Bond Portfolio - Class 1                        1,303     12.17        15,853     5.34%      0.75%        3.09%
3 SunAmerica Growth-Income Portfolio - Class 1                      2,461     10.97        26,991     0.75%      0.75%        6.63%
3 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                 1,152      6.74         7,765     0.00%      0.75%        1.81%
2 UIF Money Market Portfolio - Class I Shares                          --     10.62            --     2.65%      0.75%        1.09%
2 UIF U.S. Mid Cap Value Portfolio - Class I Shares                10,471     14.48       151,673     0.51%      0.75%       19.80%
2 VALIC Company I Small Cap Index Fund                              6,911     10.37        71,638     0.71%      0.75%        3.65%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class           4,146     22.40        92,863     0.67%      0.90%       38.25%
1 Van Eck Worldwide Hard Assets Fund - Initial Class                3,766     28.77       108,350     0.07%      0.90%       23.38%
2 Vanguard VIF Total Stock Market Index Portfolio                  90,924     10.80       981,562     0.00%      0.75%        7.95%

                                    VA B - 34

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                                   Investment
                                                                                                     Income     Expense     Total
Sub-accounts                                                        Units  Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                     8,447    $12.00    $  101,402     0.06%       0.90%       7.86%
3 AIM V.I. Capital Appreciation Fund - Series I                     1,470      9.81        14,422     0.06%       0.75%       8.02%
1 AIM V.I. International Growth Fund - Series I                     7,590     15.09       114,521     0.65%       0.90%      16.87%
3 AIM V.I. International Growth Fund - Series I                       192     13.30         2,554     0.65%       0.75%      17.05%
1 AllianceBernstein Global Bond Portfolio - Class A                   163     13.30         2,165     2.12%       0.90%      -8.48%
1 AllianceBernstein Global Technology Portfolio - Class A *        17,499     15.79       276,317     0.00%       0.90%       2.94%
3 AllianceBernstein Global Technology Portfolio - Class A *           294      7.53         2,210     0.00%       0.75%       3.09%
1 AllianceBernstein Growth and Income Portfolio - Class A          33,451     27.72       927,198     1.44%       0.90%       3.93%
1 AllianceBernstein Growth Portfolio - Class A                     42,723     21.45       916,288     0.00%       0.90%      10.97%
1 AllianceBernstein Large Cap Growth Portfolio - Class A *         19,870     13.86       275,478     0.00%       0.90%      14.12%
3 AllianceBernstein Large Cap Growth Portfolio - Class A *          1,674      9.14        15,299     0.00%       0.75%      14.29%
3 AllianceBernstein Real Estate Investment Portfolio - Class A        368     23.38         8,607     1.46%       0.75%      10.84%
1 AllianceBernstein Small Cap Growth Portfolio - Class A           13,628     12.66       172,533     0.00%       0.90%       4.30%
1 AllianceBernstein Total Return Portfolio - Class A                4,297     12.31        52,889     2.83%       0.90%       2.98%
3 AllianceBernstein Utility Income Portfolio - Class A                 27     10.35           274     1.91%       0.75%      15.19%
3 American Century VP Capital Appreciation Fund - Class I             211     10.65         2,243     0.00%       0.75%      21.15%
3 American Century VP Income & Growth Fund - Class I                1,765     11.07        19,536     1.97%       0.75%       3.85%
3 Anchor Series Trust Capital Appreciation Portfolio - Class 1        710     10.76         7,645     0.35%       0.75%      10.81%
3 Anchor Series Trust Growth Portfolio - Class 1                      491     10.98         5,394     1.16%       0.75%       6.33%
3 Anchor Series Trust Natural Resources Portfolio - Class 1           155     25.53         3,961     0.57%       0.75%      45.03%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                  54,820     20.89     1,145,127     1.57%       0.90%       3.76%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                  15,202     10.27       156,052     1.74%       0.75%       3.91%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares        3,828     14.71        56,315     0.00%       0.90%       0.00%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares          994     13.09        13,005     0.00%       0.75%       0.15%
1 Fidelity VIP Asset Manager Portfolio - Initial Class             26,422     17.77       469,543     2.62%       0.90%       3.11%
3 Fidelity VIP Asset Manager Portfolio - Initial Class                517     11.20         5,789     2.62%       0.75%       3.27%
1 Fidelity VIP Contrafund Portfolio - Initial Class                18,294     19.48       356,306     0.27%       0.90%      15.89%
2 Fidelity VIP Contrafund Portfolio - Initial Class               141,010     15.72     2,217,083     0.29%       0.75%      16.07%
3 Fidelity VIP Contrafund Portfolio - Initial Class                 3,224     14.63        47,158     0.27%       0.75%      16.07%
1 Fidelity VIP Growth Portfolio - Initial Class                    69,924     17.83     1,246,875     0.50%       0.90%       4.85%
3 Fidelity VIP Growth Portfolio - Initial Class                     1,348      8.73        11,771     0.50%       0.75%       5.01%
1 Fidelity VIP High Income Portfolio - Initial Class               14,749     12.94       190,866    14.68%       0.90%       1.78%
3 Fidelity VIP High Income Portfolio - Initial Class                  812     12.81        10,408    14.68%       0.75%       1.94%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class      6,966     16.71       116,417     3.62%       0.90%       1.28%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        358     12.59         4,502     3.62%       0.75%       1.43%
1 Fidelity VIP Money Market Portfolio - Initial Class              13,051     13.42       175,169     2.57%       0.90%       2.11%
3 Fidelity VIP Money Market Portfolio - Initial Class                 775     10.56         8,182     2.57%       0.75%       2.26%
1 Fidelity VIP Overseas Portfolio - Initial Class                   8,021     18.59       149,104     0.65%       0.90%      17.98%
2 Franklin Templeton Templeton Foreign Securities Fund - Class 2   94,139     14.47     1,362,291     1.14%       0.75%       9.35%
3 Franklin Templeton Templeton Global Asset Allocation Fund -
   Class 1                                                            437     13.61         5,946     3.72%       0.75%       3.08%
3 JPMorgan Bond Portfolio                                              40     12.19           487     2.52%       0.75%       2.04%
2 JPMorgan Mid Cap Value Portfolio                                 74,952     14.40     1,079,343     0.19%       0.75%       8.40%
3 JPMorgan U.S. Large Cap Core Equity Portfolio                        95      9.46           894     1.34%       0.75%       0.60%
2 Mercury Value Opportunities V.I. Fund - Class I *                37,670     14.21       535,423     0.26%       0.75%       9.56%
3 Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I      484     11.12         5,384     3.17%       0.75%       0.69%

                                    VA B - 35

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                                  Investment
                                                                                                    Income     Expense     Total
Sub-accounts                                                       Units  Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
3 Neuberger Berman AMT Partners Portfolio - Class I                   53    $13.48     $    716      0.97%       0.75%      17.17%
3 Oppenheimer Global Securities Fund/VA - Non-Service Shares       4,712     13.97       65,837      1.08%       0.75%      13.46%
3 Oppenheimer Main Street Fund/VA - Non-Service Shares             2,662     10.78       28,690      1.32%       0.75%       5.19%
2 PIMCO VIT High Yield Portfolio - Administrative Class           18,945     11.83      224,063      6.53%       0.75%       3.34%
2 PIMCO VIT Long-Term U.S. Government Portfolio - Administrative
   Class                                                          71,321     11.16      795,613      3.59%       0.75%       3.96%
3 SunAmerica Aggressive Growth Portfolio - Class 1                    76      9.51          721      0.00%       0.75%       7.93%
3 SunAmerica - SunAmerica Balanced Portfolio - Class 1               556      9.53        5,293      2.66%       0.75%       1.14%
3 SunAmerica Alliance Growth Portfolio - Class 1                   1,120      9.71       10,872      0.33%       0.75%      15.76%
3 SunAmerica Global Bond Portfolio - Class 1                         333     11.80        3,935      4.18%       0.75%       3.81%
3 SunAmerica Growth-Income Portfolio - Class 1                     2,434     10.29       25,037      0.51%       0.75%       6.40%
3 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                1,298      6.62        8,596      0.00%       0.75%       2.42%
2 UIF Money Market Portfolio - Class I Shares                     23,281     10.51      244,633      2.62%       0.75%       1.90%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class          5,679     16.20       92,017      0.72%       0.90%      30.82%
1 Van Eck Worldwide Hard Assets Fund - Initial Class               4,565     23.32      106,433      0.30%       0.90%      50.32%

                                    VA B - 36

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                                  Investment
                                                                                                     Income     Expense     Total
Sub-accounts                                                     Units   Unit Value   Net Assets    Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                   8,433     $11.13    $   93,850      0.00%       0.90%        5.67%
3 AIM V.I. Capital Appreciation Fund - Series I                   1,627       9.08        14,775      0.00%       0.75%        5.83%
1 AIM V.I. International Growth Fund - Series I                   7,913      12.91       102,164      0.60%       0.90%       22.89%
3 AIM V.I. International Growth Fund - Series I                     257      11.36         2,919      0.60%       0.75%       23.08%
1 AllianceBernstein Global Bond Portfolio - Class A               1,033      14.53        15,013      5.48%       0.90%        8.65%
1 AllianceBernstein Growth and Income Portfolio - Class A        34,355      26.67       916,250      0.87%       0.90%       10.46%
1 AllianceBernstein Growth Portfolio - Class A                   46,104      19.33       891,073      0.00%       0.90%       13.71%
1 AllianceBernstein Premier Growth Portfolio - Class A           19,467      12.15       236,499      0.00%       0.90%        7.65%
3 AllianceBernstein Premier Growth Portfolio - Class A            1,746       8.00        13,963      0.00%       0.75%        7.81%
3 AllianceBernstein Real Estate Investment Portfolio - Class A      128      21.09         2,702      2.24%       0.75%       34.61%
1 AllianceBernstein Small Cap Growth Portfolio - Class A *       13,947      12.14       169,302      0.00%       0.90%       13.53%
1 AllianceBernstein Technology Portfolio - Class A               17,048      15.34       261,510      0.00%       0.90%        4.51%
3 AllianceBernstein Technology Portfolio - Class A                  261       7.30         1,908      0.00%       0.75%        4.67%
1 AllianceBernstein Total Return Portfolio - Class A              5,196      11.95        62,098      2.32%       0.90%        8.10%
3 AllianceBernstein Utility Income Portfolio - Class A               26       8.98           236      0.56%       0.75%       23.40%
3 American Century VP Capital Appreciation Fund - Class I           288       8.79         2,530      0.00%       0.75%        6.78%
3 American Century VP Income & Growth Fund - Class I              1,878      10.66        20,013      1.38%       0.75%       12.15%
3 Anchor Series Trust Capital Appreciation Portfolio - Class 1      432       9.71         4,195      0.00%       0.75%        8.30%
3 Anchor Series Trust Growth Portfolio - Class 1                    241      10.33         2,490      0.36%       0.75%       10.03%
3 Anchor Series Trust Natural Resources Portfolio - Class 1         109      17.60         1,922      0.47%       0.75%       24.11%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                57,223      20.13     1,152,047      1.79%       0.90%        9.65%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                12,822       9.88       126,672      2.01%       0.75%        9.81%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares      5,313      14.71        78,155      0.00%       0.90%       17.46%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares        670      13.07         8,755      0.00%       0.75%       17.63%
1 Fidelity VIP Asset Manager Portfolio - Initial Class           27,038      17.23       465,963      2.66%       0.90%        4.52%
3 Fidelity VIP Asset Manager Portfolio - Initial Class              442      10.84         4,790      2.66%       0.75%        4.68%
1 Fidelity VIP Contrafund Portfolio - Initial Class              18,673      16.81       313,817      0.35%       0.90%       14.44%
2 Fidelity VIP Contrafund Portfolio - Initial Class             154,843      13.55     2,097,585      0.31%       0.75%       14.61%
3 Fidelity VIP Contrafund Portfolio - Initial Class               2,572      12.60        32,412      0.35%       0.75%       14.61%
1 Fidelity VIP Growth Portfolio - Initial Class                  77,484      17.01     1,317,724      0.26%       0.90%        2.45%
3 Fidelity VIP Growth Portfolio - Initial Class                   1,617       8.32        13,451      0.26%       0.75%        2.61%
1 Fidelity VIP High Income Portfolio - Initial Class             15,962      12.71       202,940      7.97%       0.90%        8.61%
3 Fidelity VIP High Income Portfolio - Initial Class                564      12.57         7,088      7.97%       0.75%        8.77%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class    6,278      16.50       103,602      3.94%       0.90%        3.52%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class      401      12.41         4,976      3.94%       0.75%        3.67%
1 Fidelity VIP Money Market Portfolio - Initial Class            17,073      13.14       224,411      1.15%       0.90%        0.30%
3 Fidelity VIP Money Market Portfolio - Initial Class             1,317      10.33        13,605      1.15%       0.75%        0.45%
1 Fidelity VIP Overseas Portfolio - Initial Class                 8,981      15.76       141,496      1.08%       0.90%       12.62%
2 Franklin Templeton Templeton Foreign Securities Fund -
   Class 2                                                      103,376      13.23     1,368,071      0.97%       0.75%       17.64%
3 Franklin Templeton Templeton Global Asset Allocation Fund -
   Class 1                                                          411      13.20         5,428      2.38%       0.75%       15.07%
3 JPMorgan Bond Portfolio                                            50      11.94           597      4.18%       0.75%        3.51%
2 JPMorgan Mid Cap Value Portfolio                               82,328      13.28     1,093,710      0.28%       0.75%       20.16%
3 JPMorgan U.S. Large Cap Core Equity Portfolio                      88       9.40           825      0.72%       0.75%        8.67%
2 Merrill Lynch Value Opportunities V.I. Fund - Class I *        41,365      12.97       536,649      0.00%       0.75%       14.12%
3 Neuberger Berman AMT Limited Maturity Bond Portfolio -
   Class I                                                          398      11.05         4,402      5.27%       0.75%        0.03%

                                    VA B - 37

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                                   Investment
                                                                               Unit                  Income     Expense     Total
Sub-accounts                                                            Units  Value   Net Assets  Ratio (a)   Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
3Neuberger Berman AMT Partners Portfolio - Class I                         53  $11.51    $    606     0.01%       0.75%     18.09%
3Oppenheimer Global Securities Fund/VA - Non-Service Shares             3,802   12.31      46,824     0.96%       0.75%     18.27%
3Oppenheimer Main Street Fund/VA - Non-Service Shares                   2,915   10.25      29,871     0.83%       0.75%      8.64%
2PIMCO VIT High Yield Portfolio - Administrative Class                 20,797   11.45     238,020     6.26%       0.75%      8.72%
2PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class  78,275   10.73     839,887     2.96%       0.75%      6.76%
3SunAmerica Aggressive Growth Portfolio - Class 1                          71    8.81         622     0.00%       0.75%     15.91%
3SunAmerica - SunAmerica Balanced Portfolio - Class 1                     507    9.42       4,778     1.85%       0.75%      5.98%
3SunAmerica Alliance Growth Portfolio - Class 1                         1,608    8.39      13,487     0.32%       0.75%      7.14%
3SunAmerica Global Bond Portfolio - Class 1                               175   11.37       1,993     0.00%       0.75%      3.19%
3SunAmerica Growth-Income Portfolio - Class 1                           2,930    9.67      28,327     0.71%       0.75%     10.70%
3SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                      1,043    6.47       6,744     0.00%       0.75%     13.24%
2UIF Money Market Portfolio - Class I Shares                           25,537   10.31     263,329     0.81%       0.75%      0.03%
1Van Eck Worldwide Emerging Markets Fund - Initial Class                5,442   12.39      67,400     0.59%       0.90%     24.76%
1Van Eck Worldwide Hard Assets Fund - Initial Class                     3,853   15.51      59,765     0.37%       0.90%     22.87%

                                    VA B - 38

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2003 are as follows:

                                                                                               Investment
                                                                            Unit                 Income     Expense      Total
Sub-accounts                                                       Units    Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
--------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                     7,173  $10.53  $   75,545     0.00%       0.90%      28.36%
3 AIM V.I. Capital Appreciation Fund - Series I                     1,599    8.58      13,722     0.00%       0.75%      28.55%
1 AIM V.I. International Growth Fund - Series I                     9,267   10.51      97,361     0.56%       0.90%      27.91%
3 AIM V.I. International Growth Fund - Series I                       205    9.23       1,897     0.56%       0.75%      28.10%
1 AllianceBernstein Global Bond Portfolio - Class A                 1,044   13.38      13,970     1.26%       0.75%      12.25%
1 AllianceBernstein Growth and Income Portfolio - Class A          33,492   24.14     808,633     1.03%       0.90%      31.32%
1 AllianceBernstein Growth Portfolio - Class A                     43,464   17.00     738,804     0.00%       0.90%      33.85%
1 AllianceBernstein Premier Growth Portfolio - Class A             20,791   11.29     234,646     0.00%       0.90%      22.56%
3 AllianceBernstein Premier Growth Portfolio - Class A              1,779    7.42      13,199     0.00%       0.75%      22.74%
3 AllianceBernstein Real Estate Investment Portfolio - Class A        145   15.67       2,272     2.70%       0.75%      38.26%
1 AllianceBernstein Small Cap Growth Portfolio - Class A           13,127   10.69     140,364     0.00%       0.90%      47.57%
1 AllianceBernstein Technology Portfolio - Class A                 17,899   14.68     262,716     0.00%       0.90%      42.79%
3 AllianceBernstein Technology Portfolio - Class A                    225    6.98       1,566     0.00%       0.75%      43.01%
1 AllianceBernstein Total Return Portfolio - Class A                5,913   11.06      65,373     2.58%       0.75%      17.99%
3 AllianceBernstein Utility Income Portfolio - Class A                  4    7.28          30     4.68%       0.75%      18.99%
3 American Century VP Capital Appreciation Fund - Class I             262    8.23       2,157     0.00%       0.75%      19.57%
3 American Century VP Income & Growth Fund - Class I                1,969    9.50      18,711     1.30%       0.75%      28.39%
3 Anchor Series Trust Capital Appreciation Portfolio - Class 1        718    8.97       6,439     0.00%       0.75%      31.26%
3 Anchor Series Trust Growth Portfolio - Class 1                      506    9.39       4,752     0.54%       0.75%      28.95%
3 Anchor Series Trust Natural Resources Portfolio - Class 1           182   14.18       2,585     0.66%       0.75%      46.61%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                  56,134   18.36   1,030,662     1.46%       0.90%      27.21%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                   9,581    9.00      86,190     1.77%       0.75%      27.41%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares        6,298   12.52      78,872     0.12%       0.90%      41.66%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares          780   11.11       8,668     0.10%       0.75%      41.87%
1 Fidelity VIP Asset Manager Portfolio - Initial Class             28,187   16.49     464,743     3.36%       0.90%      16.92%
3 Fidelity VIP Asset Manager Portfolio - Initial Class                176   10.36       1,819     3.36%       0.75%      17.09%
2 Fidelity VIP Balanced Portfolio - Initial Class                      --   11.28          --     5.87%       0.75%      16.85%
1 Fidelity VIP Contrafund Portfolio - Initial Class                18,279   14.69     268,435     0.11%       0.90%      27.31%
2 Fidelity VIP Contrafund Portfolio - Initial Class               150,555   11.82   1,779,453     0.11%       0.75%      18.19%
3 Fidelity VIP Contrafund Portfolio - Initial Class                 2,509   11.00      27,584     0.11%       0.75%      27.50%
1 Fidelity VIP Growth Portfolio - Initial Class                    80,854   16.60   1,342,138     0.24%       0.90%      31.66%
3 Fidelity VIP Growth Portfolio - Initial Class                     1,792    8.11      14,528     0.24%       0.75%      31.86%
1 Fidelity VIP High Income Portfolio - Initial Class               16,069   11.71     188,101     6.88%       0.90%      26.13%
3 Fidelity VIP High Income Portfolio - Initial Class                  623   11.55       7,194     6.88%       0.75%      26.31%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class      6,138   15.94      97,841     3.70%       0.90%       4.26%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        458   11.97       5,485     3.70%       0.75%       4.42%
1 Fidelity VIP Money Market Portfolio - Initial Class              19,381   13.10     253,980     1.00%       0.90%       0.09%
3 Fidelity VIP Money Market Portfolio - Initial Class               1,150   10.28      11,829     1.00%       0.75%       0.24%
1 Fidelity VIP Overseas Portfolio - Initial Class                   8,621   13.99     120,609     0.72%       0.90%      42.09%
2 Franklin Templeton Templeton Foreign Securities Fund - Class 2  100,540   11.25   1,131,003     0.00%       0.75%      12.49%
3 Franklin Templeton Templeton Global Asset Allocation Fund -
   Class 1                                                            267   11.47       3,064     2.14%       0.75%      31.32%
3 JPMorgan Bond Portfolio                                              55   11.54         640     0.82%       0.75%       2.94%
2 JPMorgan Mid Cap Value Portfolio                                 80,432   11.06     889,291     0.00%       0.75%      10.56%
3 JPMorgan U.S. Large Cap Core Equity Portfolio                        80    8.65         691     0.33%       0.75%      27.18%
2 Merrill Lynch Value Opportunities V.I. Fund - Class I            40,216   11.37     457,190     0.13%       0.75%      13.68%

                                    VA B - 39

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2003 are as follows:

                                                                                              Investment
                                                                           Unit                 Income     Expense      Total
Sub-accounts                                                       Units   Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------------------
3 Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I     144  $11.04  $    1,595     4.86%       0.75%       1.66%
3 Neuberger Berman AMT Partners Portfolio - Class I                   49    9.74         479     0.00%       0.75%      34.08%
3 Oppenheimer Global Securities Fund/VA - Non-Service Shares       2,934   10.41      30,545     0.94%       0.75%      41.95%
3 Oppenheimer Main Street Fund/VA - Non-Service Shares             3,087    9.43      29,114     0.97%       0.75%      25.77%
2 PIMCO VIT High Yield Portfolio - Administrative Class           20,108   10.53     211,675     3.21%       0.75%       5.27%
2 PIMCO VIT Long-Term U.S. Government Portfolio - Administrative
   Class                                                          75,405   10.05     757,857     1.27%       0.75%       0.50%
3 SunAmerica Aggressive Growth Portfolio - Class 1                    68    7.60         516     0.00%       0.75%      27.53%
3 SunAmerica - SunAmerica Balanced Portfolio - Class 1               311    8.89       2,766     1.80%       0.75%      14.26%
3 SunAmerica Alliance Growth Portfolio - Class 1                   1,528    7.83      11,965     0.26%       0.75%      24.87%
3 SunAmerica Global Bond Portfolio - Class 1                         334   11.02       3,677     0.00%       0.75%       2.78%
3 SunAmerica Growth-Income Portfolio - Class 1                     2,780    8.73      24,280     1.02%       0.75%      24.70%
3 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                1,190    5.71       6,793     0.00%       0.75%      36.21%
2 UIF Money Market Portfolio - Class I Shares                     98,045   10.31   1,010,698     0.58%       0.75%      -0.20%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class          7,148    9.93      70,960     0.09%       0.90%      52.81%
1 Van Eck Worldwide Hard Assets Fund - Initial Class               3,993   12.63      50,411     0.36%       0.90%      43.78%

Footnotes

1    Variable Universal Life Policy product.

2    Executive Advantage product.

3    Gemstone Life product.

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest.

(b) These amounts represent the annualized policy expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2007, 2006, 2005, 2004 and 2003, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*    Fund name changes

2004

- Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A changed its name to AllianceBernstein Small Cap Growth Portfolio - Class A.

- Effective July 26, 2004, Merrill Lynch Small Cap Value V.I. Fund - Class I changed its name to Merrill Lynch Value Opportunities V.I. Fund - Class I.

2005

-    Effective May 1, 2005, Merrill Lynch funds were rebranded as Mercury funds.

- Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio - Class A changed its name to AllianceBernstein Large Cap Growth Portfolio - Class A.

- Effective May 2, 2005, AllianceBernstein Technology Portfolio - Class A changed its name to AllianceBernstein Global Technology Portfolio - Class A.

2006

- Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

- Effective October 2, 2006, Mercury funds changed their names to BlackRock funds.

                                    VA B - 40

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

*    Fund name changes - Continued

2007

-    Effective May 1, 2007, Neuberger Berman AMT Limited Maturity Bond Portfolio
     - Class I changed its name to Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I.

- Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class I changed its name to SunAmerica Balanced Portfolio - Class I.

- Effective May 1, 2007, SunAmerica MFS Mid-Cap Growth Portfolio - Class 1 changed its name to SunAmerica Mid-Cap Growth Portfolio - Class I.

                                    VA B - 41

                     AMERICAN INTERNATIONAL LIFE ASSURANCE
                              COMPANY OF NEW YORK
                   (an indirect, wholly-owned subsidiary of
                      American International Group, Inc.)







                             FINANCIAL STATEMENTS

             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American International Life Assurance Company of New York:

In our opinion, the accompanying balance sheet and the related statements of income, of shareholder's equity, of cash flows and of comprehensive income present fairly, in all material respects, the financial position of American International Life Assurance Company of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2008

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEET
                                (in thousands)

                                                      December 31, December 31,
                                                          2007         2006
                                                      ------------ ------------
Assets
Investments:
   Fixed maturities available for sale, at fair
     value                                             $6,263,758  $ 7,148,551
     (cost: 2007 - $6,094,040; 2006 - $6,883,571)
   Equity securities available for sale, at fair
     value                                                  9,860        2,017
     (cost: 2007 - $9,268; 2006 - $2,451)
   Mortgage loans on real estate                          435,408      453,644
   Policy loans                                             9,516       10,729
   Investment real estate                                  24,823       26,345
   Other invested assets                                   63,841       35,279
   Short-term investments                                  90,467       17,784
   Securities lending collateral                        2,335,746    1,924,823
                                                       ----------  -----------
   Total investments                                    9,233,419    9,619,172

Cash and cash equivalents                                  10,422            -
Accrued investment income                                  91,970      104,286
Reinsurance assets                                         24,382       28,838
Deferred acquisition costs                                 61,735       71,751
Premiums and insurance balances receivable                    301        5,374
Income taxes receivable                                    34,096            -
Amounts due from related parties                           51,218       59,743
Other assets                                               19,352        8,956
Assets held in separate accounts                          149,920      178,537
                                                       ----------  -----------
   Total assets                                        $9,676,815  $10,076,657
                                                       ==========  ===========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           BALANCE SHEET (Continued)
                      (in thousands except share amounts)

                                                      December 31, December 31,
                                                          2007         2006
                                                      ------------ ------------
Liabilities
Policyholders' contract deposits                       $2,868,949  $ 3,932,731
Future policy benefits for life and accident and
  health insurance contracts                            3,161,403    2,854,862
Reserve for unearned premiums                               7,558        6,793
Policy claims and benefits payable                         21,051       19,846
Other policyholders' fund                                  13,937        9,160
Income taxes payable                                            -       14,863
Derivative liabilities, at fair value                      24,850       18,024
Amounts due to related parties                             24,678       72,054
Other liabilities                                          38,437       34,092
Liabilities related to separate accounts                  149,920      178,537
Securities lending payable                              2,541,319    1,924,823
                                                       ----------  -----------
   Total liabilities                                    8,852,102    9,065,785

Shareholder's equity
Common stock, $200 par value; 16,125 shares
  authorized, issued and outstanding                        3,225        3,225
Additional paid-in capital                                244,198      238,025
Accumulated other comprehensive income (loss)              (1,727)     150,904
Retained earnings                                         579,017      618,718
                                                       ----------  -----------
   Total shareholder's equity                             824,713    1,010,872
                                                       ----------  -----------
Total liabilities and shareholder's equity             $9,676,815  $10,076,657
                                                       ==========  ===========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENT OF INCOME
                                (in thousands)

                                                    Years ended December 31,
                                                  ----------------------------
                                                    2007      2006      2005
                                                  --------  --------  --------
Revenues:
   Premiums and other considerations              $374,489  $309,220  $261,527
   Net investment income                           513,024   524,457   582,704
   Net realized investment losses                  (78,875)  (35,808)   (8,689)
   Other revenue                                    11,768    13,154    14,143
                                                  --------  --------  --------
       Total revenues                              820,406   811,023   849,685

Benefits and expenses:
   Policyholders' benefits                         534,418   406,661   364,699
   Interest credited on policyholder
     contract deposits                             126,439   220,895   190,506
   Insurance acquisition and other operating
     expenses                                       74,799    75,928    59,130
                                                  --------  --------  --------
       Total benefits and expenses                 735,656   703,484   614,335
                                                  --------  --------  --------
Income before income taxes                          84,750   107,539   235,350

Income taxes:
   Current                                          19,380    23,167    58,779
   Deferred                                          5,071    11,054    24,289
                                                  --------  --------  --------
       Total income tax expense                     24,451    34,221    83,068
                                                  --------  --------  --------
Net income                                        $ 60,299  $ 73,318  $152,282
                                                  ========  ========  ========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENT OF SHAREHOLDER'S EQUITY
                                (in thousands)

                                                   Years ended December 31,
                                              ---------------------------------
                                                 2007       2006        2005
                                              ---------  ----------  ----------
Common stock
Balance at beginning and end of year          $   3,225  $    3,225  $    3,225
Additional paid-in capital
Balance at beginning of year                    238,025     238,025     238,025
   Capital contribution from AIG                  6,173           -           -
                                              ---------  ----------  ----------
Balance at end of year                          244,198     238,025     238,025
                                              ---------  ----------  ----------
Accumulated other comprehensive income (loss)
Balance at beginning of year                    150,904     216,751     307,204
   Other comprehensive loss                    (152,631)    (65,847)    (90,453)
                                              ---------  ----------  ----------
Balance at end of year                           (1,727)    150,904     216,751
                                              ---------  ----------  ----------
Retained earnings
Balance at beginning of year                    618,718     607,400     505,118
   Net income                                    60,299      73,318     152,282
   Dividends to shareholders                   (100,000)    (62,000)    (50,000)
                                              ---------  ----------  ----------
Balance at end of year                          579,017     618,718     607,400
                                              ---------  ----------  ----------
Total shareholder's equity                    $ 824,713  $1,010,872  $1,065,401
                                              =========  ==========  ==========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENT OF CASH FLOWS
                                (in thousands)

                                                Years ended December 31,
                                          -----------------------------------
                                             2007        2006         2005
                                          ---------  -----------  -----------
Cash flows from operating activities:
   Net income                             $  60,299  $    73,318  $   152,282
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
Change in insurance reserves                308,511      146,732       81,792
Interest credited to policyholder
  contracts                                 126,439      220,895      190,506
Realized capital losses                      78,875       35,808        8,689
Amortization of premiums and discounts
  on securities                             (16,015)      (7,156)     (19,584)
Change in:
   Other policyholders' contracts           (21,738)       1,347       (1,152)
   Reinsurance assets                         4,456        5,449       12,687
   Deferred acquisition costs                41,723       36,229       31,209
   Investment income due and accrued         12,316        7,510        7,251
   Income taxes -- net                       33,859       (6,291)      27,150
   Reserves for commissions, expense and
     taxes                                      200        1,792         (271)
   Other assets and liabilities -- net       40,200        7,436      (65,003)
                                          ---------  -----------  -----------
Net cash provided by operating activities   669,125      523,069      425,556
                                          ---------  -----------  -----------
Cash flows from investing activities:
   Sale of fixed maturities                 969,015    1,366,570    1,695,162
   Redemptions and maturities of fixed
     maturities                             493,867      471,794      569,924
   Purchase of fixed maturities            (699,699)  (1,311,524)  (2,181,966)
   Sale of equity securities                  1,579       29,859        6,584
   Purchase of equity securities             (8,000)     (24,701)     (11,374)
   Sale of real estate                       13,483        4,898            -
   Purchase of real estate                   (2,753)      (1,403)      (3,388)
   Repayments of mortgage loans              51,482       17,382       68,581
   Mortgage loans funded                    (66,864)    (112,313)     (74,243)
   Repayments of policy loans                 3,332            -            -
   Policy loans funded                       (2,118)         609          (80)
   Change in short-term investments         (72,682)       8,374      (11,001)
   Sales or distributions of other
     long-term investments                   40,747        7,425       48,036
   Purchase of other long-term
     investments                            (41,956)     (15,668)      (1,497)
   Change in securities lending
     collateral                            (703,235)    (678,184)    (272,108)
   Other -- net                             (27,925)     (11,353)     (37,890)
                                          ---------  -----------  -----------
Net cash used in investing activities       (51,727)    (248,235)    (205,260)
                                          ---------  -----------  -----------

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                      STATEMENT OF CASH FLOWS (Continued)
                                (in thousands)

                                                 Years ended December 31,
                                           -----------------------------------
                                               2007         2006        2005
                                           -----------  -----------  ---------
Cash flows from financing activities:
   Deposits on policyholder contracts      $    74,899  $   139,961  $  72,328
   Withdrawals on policyholder contracts    (1,238,605)  (1,011,796)  (582,700)
   Change in securities lending payable        650,557      650,389    346,406
   Capital contribution from AIG                 6,173            -          -
   Dividends to shareholders                  (100,000)     (62,000)   (50,000)
                                           -----------  -----------  ---------
Net cash used in financing activities         (606,976)    (283,446)  (213,966)
                                           -----------  -----------  ---------
Increase (decrease) in cash and cash
  equivalents                                   10,422       (8,612)     6,330
Cash and cash equivalents at beginning of
  year                                               -        8,612      2,282
                                           -----------  -----------  ---------
Cash and cash equivalents at end of year   $    10,422  $         -  $   8,612
                                           ===========  ===========  =========
Supplemental Cash Flow Information
   Income taxes (received) paid            $   (10,418) $    44,694  $  54,200
                                           ===========  ===========  =========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENT OF COMPREHENSIVE INCOME
                                (in thousands)

                                                   Years ended December 31,
                                               -------------------------------
                                                  2007       2006       2005
                                               ---------  ---------  ---------
Net income                                     $  60,299  $  73,318  $ 152,282
Other comprehensive income (loss)
Net unrealized losses on invested assets        (347,260)  (152,613)  (197,521)
Deferred income tax benefit on above change      122,140     48,177     69,213
Reclassification adjustment for net realized
  losses in net income                            80,111     34,273      6,329
Deferred income tax expense on above change      (28,177)   (10,819)    (2,218)
Adjustment to deferred acquisition costs          31,707     22,117     51,946
Deferred income tax expense on above change      (11,152)    (6,982)   (18,202)
                                               ---------  ---------  ---------
Other comprehensive loss                        (152,631)   (65,847)   (90,453)
                                               ---------  ---------  ---------
Comprehensive (loss) income                    $ (92,332) $   7,471  $  61,829
                                               =========  =========  =========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                         NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations

   American International Life Assurance Company of New York (the "Company"), is a wholly-owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG"). The Company, domiciled in New York, has been doing business since 1962 as a provider of individual and group life insurance, fixed annuities, immediate annuities, variable products, terminal funding annuities, and structured settlement contracts. The Company is licensed to sell life and accident and health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

   Prior to December 18, 2007, 78% of the outstanding stock of the Company was held by AIG. The remaining 22% of the Company's outstanding common stock was held by another AIG subsidiary, American Home Assurance ("AHAC"), which is domiciled in New York. Effective December 18, 2007, the shares of the Company owned by AHAC were sold to AIG and on December 31, 2007, 100% of the shares owned by AIG were contributed by AIG to AIG Life Holdings and upon receipt of these shares, AIG Life Holdings contributed the same to AGC Life Insurance Company, which is domiciled in Missouri. As a result of these transactions, 100% of the Company's outstanding common stock is owned by AGC Life Insurance Company as of December 31, 2007.

2. Summary of Significant Accounting Policies

    a) Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ, possibly materially, from those estimates. The Company considers its most critical accounting estimates to be those with respect to future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments.

       The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility with the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments and securities lending collateral. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable assets held in separate accounts.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies -(continued):

    a) Basis of Presentation - (continued):

       During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company. Certain prior period items have been reclassified to conform to the current period's presentation.

    b) Statutory Accounting: The Company is required to file financial statements with various state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2007. Statutory net income and capital and surplus of the Company are as follows (in thousands):

                                            2007     2006     2005
                                          -------- -------- --------
            Statutory net income          $ 78,313 $ 62,079 $155,182
            Statutory capital and surplus $552,637 $606,126 $625,836

       The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost.

       In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    c) Insurance Contracts: The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

    d) Investments:

       (i)Cash and Short-Term Investments

          Cash and short-term investments include interest bearing and non-interest bearing cash accounts, commercial paper and money market investments. All short-term investments are carried at cost plus accrued interest, which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents.

      (ii)Fixed Maturity and Equity Securities

          Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2007 and 2006. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

          Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

          Fixed maturity and equity securities classified as trading securities are carried at fair value, as it is the Company's intention to sell these securities in the near future. Realized and unrealized gains and losses are reflected in income currently.

          The Company regularly evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary impairment ("OTTI") and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    d) Investments - (continued):

      (ii)Fixed Maturity and Equity Securities - (continued)

          In general, a security is considered a candidate for impairment if it meets any of the following criteria:

          . Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

          . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
             (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          . In the opinion of the Company's management, it is probable that the Company may not realize a full recovery on its investments, irrespective of the occurrence of one of the foregoing events.

          The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary.

          Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

          At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

          In periods subsequent to the recognition of an OTTI loss for debt securities, the Company generally amortizes the discount or reduced premium over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows. Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    d) Investments - (continued):

     (iii)Mortgage Loans

          Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

          Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2007 and 2006.

          Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accrual of discount. Interest on non-performing mortgage loans is recorded as income when received.

      (iv)Policy Loans

          Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

       (v)Real Estate

          Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

      (vi)Other invested assets

          Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are carried at net asset value and the change in net asset value is recorded in net investment income.

          Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    d) Investments - (continued):

     (vii)Securities lending collateral and securities lending payable

          The Company lends securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral obtained is at a minimum of 102 percent of the value of the loaned securities. The collateral is held in a separate custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company (restricted).

          The collateral is reinvested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income, net of deferred taxes, in shareholder's equity. Securities lending collateral investments are subject to review for OTTI using the same policy applied to other invested assets. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income. The Company's allocated portion of any realized investment gains or losses on the collateral investments are recorded in the statement of income.

          The fair values of securities subject to securities lending agreements were $2,488.9 million and $1,881.3 million as of December 31, 2007 and 2006, respectively, which represents securities included in bonds, notes and redeemable preferred stocks available for sale in the balance sheet at the respective balance sheet dates.

          Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    d) Investments - (continued):

      (viii)Dollar roll agreements

            Throughout the year, the Company may enter into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the balance sheet in other liabilities.

            At December 31, 2007 and 2006, the Company had no dollar roll agreements outstanding.

       (ix) Derivatives

            The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company recognizes all derivatives in the balance sheet at fair value.

            Financial Accounting Standard No. 133 - "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") requires that third-party derivatives used for hedging must be specifically matched with the underlying exposures to an outside third party and documented contemporaneously to qualify for hedge accounting treatment. The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).

    e) Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. The Company reviews for recoverability the carrying amount of DAC at least annually.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    e) Deferred Acquisition Costs - (continued):

       Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense in the period such determination is made.

       With respect to the Company's variable universal life and variable annuity contracts, the assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

       For the years ended December 31, 2006 and 2005, DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income. In 2007, management changed its policy for allocating realized and unrealized losses to DAC and no longer adjusts for unrealized gains and losses.

    f) Income Taxes: Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense. A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    g) Premium Recognition and Related Benefits and Expenses: Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

       Premiums for traditional, whole and term life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

       For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

       Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

    h) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefore are reflected in income currently.

    i) Separate Accounts: Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain policies. Each separate account has specific investment objectives, and the assets are carried at fair value. The assets of each separate account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statement of income.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    j) Guaranteed Minimum Death Benefits: A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or
       (2) a guaranteed minimum death benefit ("GMDB") that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

       The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the statements of income.

       The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

    k) Reinsurance: The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

       Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    l) Recent Issued Accounting Standards:

       In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in Financial Accounting Standard No. 97, " Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investment" ("FAS 97"). SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

       In February 2006, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments--an amendment of FAS 140 and FAS 133" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The implementation of FAS 155 is not material to the Company's financial condition or results of operations.

       In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement
       No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on recognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

       In July 2006, the FASB issued FASB Staff Position No. FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted FSP 13-2 on January 1, 2007. The implementation of FSP 13-2 is not material to the Company's financial condition or results of operations.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    m) Future Application of Accounting Standards:

       In September 2006, the FASB issued Financial Accounting Standard
       No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 nullifies the guidance in Emerging Issues Task Force 02-3 ("EITF 02-3") that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value.

       The Company adopted FAS 157 on January 1, 2008, its required effective date. FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The implementation of FAS 157 did not have a material effect on the Company's financial condition or results of operations.

       In February 2007, the FASB issued Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

       In June 2007, the AICPA issued SOP No. 07-1 ("SOP 07-1"), "Clarification of the Scope of the Audit and Accounting Guide 'Audits of Investment Companies' and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies." SOP 07-1 amends the guidance for whether an entity may apply the Audit and Accounting Guide, "Audits of Investment Companies" (the Guide). In February 2008, the FASB issued an FSP indefinitely deferring the effective date of SOP 07-1.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    m) Future Application of Accounting Standards - (continued):

       In December 2007, the FASB issued Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. FAS 141(R) is required to be adopted for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company). Early adoption is prohibited. The Company is currently evaluating the effect FAS 141(R) will have on its financial condition or results of operations.

       In December 2007, the FASB issued Financial Accounting Standard No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51" ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned subsidiaries to be classified in the balance sheet as a separate component of shareholders' equity. FAS 160, also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of net income with disclosure of the attribution of net income to the controlling and noncontrolling interests on the face of the statement of income.

       FAS 160 is required to be adopted in the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company) and earlier application is prohibited. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company is currently evaluating the effect FAS 160 will have on its financial condition or results of operations.

       In March 2008, the FASB issued Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 ("FAS 161"). FAS 161 changes the disclosure requirements for derivative instruments and hedging activities. The new standard is effective for fiscal periods beginning after November 15, 2008.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments

    a) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                             Years ended December 31,
                                           ----------------------------
                                             2007      2006      2005
                                           --------  --------  --------
       Fixed maturities                    $451,728  $482,386  $518,011
       Equity securities                        669       600       152
       Mortgage loans                        31,597    25,222    23,521
       Policy loans                             771       768       824
       Cash and short-term investments        2,453     1,934     1,946
       Investment real estate                (2,682)    1,206    (1,348)
       Other invested assets                 32,525    15,418    43,174
                                           --------  --------  --------
          Total investment income           517,061   527,534   586,280
          Investment expenses                (4,037)   (3,077)   (3,576)
                                           --------  --------  --------
       Net investment income               $513,024  $524,457  $582,704
                                           ========  ========  ========

    b) Realized Investment Gains (Losses): The net realized capital gains (losses) of investments for 2007, 2006 and 2005 are summarized below (in thousands):

                                             Years ended December 31,
                                           ----------------------------
                                             2007      2006      2005
                                           --------  --------  --------
       Fixed Maturities
          Realized gains                   $ 11,099  $ 17,140  $ 24,873
          Realized losses                   (19,942)  (26,115)  (18,286)
       Equity Securities
          Realized gains                        397     1,288         -
          Realized losses                         -      (176)     (139)
       Derivatives
          Realized gains                          -         -         -
          Realized losses                    (8,659)   (1,313)     (890)
       Other than temporary impairments
          Realized gains                          -         -         -
          Realized losses                     8,242     1,485    (1,159)
       Securities Lending
          Realized losses                   (38,349)        -         -
       Impairment writedowns                (31,663)  (28,117)  (13,088)
                                           --------  --------  --------
       Total net realized investment
         (losses) before taxes             $(78,875) $(35,808) $ (8,689)
                                           ========  ========  ========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments - (continued):

    c) Unrealized Investment Gains (Losses) on Fixed Maturities and Equity
       Securities: Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other comprehensive income at December 31, 2007, 2006, and 2005 are as follows (in thousands):

                                       Years ended December 31,
                                    ------------------------------
                                       2007           2006       2005
                                    ---------       --------  ---------
       Gross unrealized gains       $ 287,817       $332,889  $ 445,917
       Gross unrealized losses       (117,507)       (68,343)   (63,085)
       Deferred policy acquisition
         costs                             -         (31,707)   (53,824)
       Other invested assets              431            (54)         -
       Securities lending
         collateral                  (173,398)             -          -
       Deferred income tax expense        930        (81,881)  (112,257)
                                    ---------       --------  ---------
       Net unrealized (losses)
         gains on securities        $  (1,727)      $150,904  $ 216,751
                                    =========       ========  =========

       The following table summarizes the gross unrealized losses and fair value on fixed maturities and equity securities, aggregated by the length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2007 and 2006 are as follows (in thousands):

                                      12 months or less   Greater than 12 months         Total
                                    --------------------- ---------------------  ---------------------
                                               Unrealized             Unrealized            Unrealized
                                    Fair Value    Loss    Fair Value     Loss    Fair Value    Loss
                                    ---------- ---------- ----------  ---------- ---------- ----------
At December 31, 2007
U.S. Government and government
  agencies                          $        -  $      -   $      -    $     -   $        -  $      -
States, municipalities and
  political subdivisions                     -         -          -          -            -         -
Mortgage backed securities             285,143    18,662    325,377     20,801      610,520    39,463
All other corporate                    913,435    34,917    667,019     43,025    1,580,454    77,942
Equity securities                          653       102          -          -          653       102
                                    ----------  --------   --------    -------   ----------  --------
   Total                            $1,199,231  $ 53,681   $992,396    $63,826   $2,191,627  $117,507
                                    ==========  ========   ========    =======   ==========  ========
Securities lending collateral       $1,733,303  $157,625   $148,992    $15,929   $1,882,295  $173,554
                                    ==========  ========   ========    =======   ==========  ========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments - (continued):

    c) Unrealized Investment Gains (Losses) on Fixed Maturities and Equity Securities - (continued):

                             12 months or less   Greater than 12 months         Total
                           --------------------- ---------------------  ---------------------
                                      Unrealized             Unrealized            Unrealized
                           Fair Value    Loss    Fair Value     Loss    Fair Value    Loss
                           ---------- ---------- ----------  ---------- ---------- ----------
At December 31, 2006
U.S. Government and
  government agencies      $    1,654  $    17   $        -   $     -   $    1,654  $    17
States, municipalities and
  political subdivisions        6,910       90        4,690       310       11,600      400
Mortgage backed securities    175,621    3,331      287,958    11,508      463,579   14,839
All other corporate           866,334   16,491      797,801    36,115    1,664,135   52,606
Equity securities                 701      481            -         -          701      481
                           ----------  -------   ----------   -------   ----------  -------
   Total                   $1,051,220  $20,410   $1,090,449   $47,933   $2,141,669  $68,343
                           ==========  =======   ==========   =======   ==========  =======

       As of December 31, 2007, the Company held 543 bonds and no stock investments that were in an unrealized loss position, of which 191 individual bonds were in an unrealized loss position continuously for more 12 than months.

       The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an OTTI and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2007 and 2006, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments - (continued):

    d) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities:
       The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2007 and 2006 are as follows (in thousands):

                                                                        2007
                                                     -------------------------------------------
                                                                  Gross      Gross
                                                     Amortized  Unrealized Unrealized   Fair
                                                       Cost       Gains      Losses     Value
                                                     ---------- ---------- ---------- ----------
Fixed maturities:
   U.S. Government and government agencies and
     authorities                                     $   46,411  $ 12,802   $      -  $   59,213
   Foreign Governments                                   41,481     7,179          -      48,660
   States, municipalities and political subdivision       5,900        18          -       5,918
   Mortgage-backed securities                         1,099,707    16,415     39,463   1,076,659
   All other corporate                                4,900,541   250,709     77,942   5,073,308
                                                     ----------  --------   --------  ----------
Total fixed maturities                               $6,094,040  $287,123   $117,405  $6,263,758
                                                     ==========  ========   ========  ==========
Equity securities                                    $    9,268  $    694   $    102  $    9,860
                                                     ==========  ========   ========  ==========
Securities lending collateral                        $2,509,144  $    156   $173,554  $2,335,746
                                                     ==========  ========   ========  ==========

                                                                        2006
                                                     -------------------------------------------
                                                                  Gross      Gross
                                                     Amortized  Unrealized Unrealized   Fair
                                                       Cost       Gains      Losses     Value
                                                     ---------- ---------- ---------- ----------
Fixed maturities:
   U.S. Government and government agencies and
     authorities                                     $   44,514  $ 10,787   $     17  $   55,284
   Foreign Governments                                   47,212     8,136          -      55,348
   States, municipalities and political subdivision      12,000         -        400      11,600
   Mortgage-backed securities                         1,019,856    17,546     14,839   1,022,563
   All other corporate                                5,759,989   296,373     52,606   6,003,756
                                                     ----------  --------   --------  ----------
Total fixed maturities                               $6,883,571  $332,842   $ 67,862  $7,148,551
                                                     ==========  ========   ========  ==========
Equity securities                                    $    2,451  $     47   $    481  $    2,017
                                                     ==========  ========   ========  ==========
Securities lending collateral                        $1,924,823  $      -   $      -  $1,924,823
                                                     ==========  ========   ========  ==========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments - (continued):

    d) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities
       - (continued):

       The amortized cost and fair value of fixed maturities available for sale at December 31, 2007, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized
                                                      Cost     Fair Value
                                                    ---------- ----------
       Fixed maturity securities, excluding
         mortgage-backed securities:
          Due in one year or less                   $  104,179 $  105,391
          Due in one year through 5 years              875,339    914,888
          Due after five years through ten years     1,250,357  1,266,766
          Due after ten years                        2,764,477  2,900,055
          Mortgage-backed securities                 1,099,688  1,076,658
                                                    ---------- ----------
       Total fixed maturity securities              $6,094,040 $6,263,758
                                                    ========== ==========

    e) Fixed Maturities Below Investment Grade: At December 31, 2007 and 2006, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $428.7 million and $520.5 million respectively, and an aggregate market value of $439.1 million and $546.9 million respectively.

    f) Non-income Producing Assets: Non-income producing assets were insignificant to the Company's statement of income.

    g) Investments Greater than 10% of Equity: CWBS, Inc market value of $137.2 million exceeded 10% of the Company's total shareholders' equity at December 31, 2007.

    h) Statutory Deposits: Securities with a carrying value of $5.9 million and $4.3 million were deposited by the Company under requirements of regulatory authorities as of December 31, 2007 and 2006, respectively.

    i) Mortgage Loans: At December 31, 2007, mortgage loans were collateralized by properties located in nine geographic regions, with loans totaling approximately 43% of the aggregate carrying value of the portfolio secured by properties located in the Mid-Atlantic region, 16% by properties located in the Pacific region, 12% by properties located in the North Central region, 15% in the South Atlantic region, and 3% in the New England region. No more than 6% of the portfolio was secured by properties in any other region. At December 31, 2007, the type of property collateralizing the mortgage loan portfolio was approximately 26% for office, 29% for residential, 17% for retail, 11% for hotel/motel, 9% for industrial, and 8% mobile homes.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


4. Deferred Acquisition Costs

   The following reflects the deferred policy acquisition costs which will be amortized against future income and the related current amortization charged to income (in thousands):

                                                 Years ended December 31,
                                               ----------------------------
                                                 2007      2006      2005
                                               --------  --------  --------
   Balance at beginning of year                $ 71,751  $ 85,862  $ 65,126
      Acquisition costs deferred                    264       609     1,216
      Amortization charged to income            (39,534)  (41,946)  (27,729)
      Effect of realized gains (losses)          (2,448)    5,109    (4,697)
      Effect of unrealized gains (losses)        31,702    22,117    51,946
                                               --------  --------  --------
   Balance at end of year                      $ 61,735  $ 71,751  $ 85,862
                                               ========  ========  ========

   The Company revises future DAC assumptions, referred to herein as an unlocking, when estimates of future gross profits to be realized on its annuity policies are revised. In 2007, DAC amortization was decreased by $3.2 million due to unlocking of deferred annuities products primarily for interest and lapse assumptions.

5. Policyholder Contract Deposits and Future Policy Benefits

    a) The analysis of the policyholder contract deposit liabilities and future policy benefits at December 31, 2007 and 2006 are as follows (in thousands):

                                                      2007       2006
                                                   ---------- ----------
       Policyholder contract deposits:
          Annuities                                $2,595,082 $3,618,903
          Guaranteed investments contracts (GICs)      82,416    119,929
          Universal life                              109,352    111,114
          Corporate-owned life insurance               38,455     37,107
          Other investment contracts                   43,644     45,678
                                                   ---------- ----------
                                                   $2,868,949 $3,932,731
                                                   ========== ==========

                                                      2007       2006
                                                   ---------- ----------
       Future policy benefits:
          Ordinary life                            $   19,554 $   20,420
          Group life                                   36,229     31,666
          Life contingent annuities                 1,945,031  1,631,459
          Terminal funding                          1,131,198  1,137,432
          Accident and health                          29,391     33,885
                                                   ---------- ----------
                                                   $3,161,403 $2,854,862
                                                   ========== ==========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. Policyholder Contract Deposits and Future Policy Benefits - (continued):

    b) The liability for policyholder contract deposits has been established based on the following assumptions:

       (i)Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 6.2 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 0.0 to 6.0 percent grading to zero over a period of 0 to 7 years.

      (ii)Guaranteed investment contracts have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 3.0 percent to
          6.2 percent and maturities range from 2 to 6 years. The average maturity of these GICs is 2 years.

     (iii)Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2007 was 4.5 percent.

      (iv)The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 4.0 percent to
          5.5 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 2.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

    c) The liability for future policy benefits has been established based upon the following assumptions:

       (i)Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 9.75 percent and grade to not less than
          1.0 percent.

      (ii)Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated
          5.1 percent.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


6. Reserves for Guaranteed Benefits

   Details concerning the Company's GMDB exposure as of December 31, 2007 and 2006 were as follows:

                                                    Return of Net Deposits
                                                    Plus a Minimum Return
                                                    (dollars in millions)
                                                        2007          2006
                                                  ------------  -----------
    Account value                                 $        139     $    172
    Net amount at risk /(a)/                                 4            6
    Average attained age of contract holders                68           64
    Range of GMDB increase rates /(b)/            0.00%-10.00%  0.00%-10.00%

  /(a)/Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
  /(b)/Reinsured with top rated carriers.

   The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the balance sheet:

                                                                  (in thousands)
                                                                  2007    2006
                                                                  ----    ----
   Balance at January 1                                           $100    $100
   Guaranteed benefits incurred                                     34      90
   Guaranteed benefits paid                                        (34)    (90)
                                                                   ----   ----
   Balance at December 31                                         $100    $100
                                                                   ====   ====

   The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10%.

    .  Volatility assumption was 16%.

    .  Mortality was assumed to be 87.5% of the 1983a table.

    . Lapse rates vary by contract type and duration and range from 5% to 25% with an average of 16%.

    .  The discount rate was 8%.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. Income Taxes

    a) Income tax assets/liabilities were as follows (in thousands):

                                                     Years ended
                                                    December 31,
                                                  ----------------
                                                   2007     2006
                                                  ------- --------
            Current taxes receivable              $29,592 $ 40,827
            Deferred tax asset (liability)          4,504  (55,690)
                                                  ------- --------
               Income taxes receivable (payable)  $34,096 $(14,863)
                                                  ======= ========

The components of deferred tax assets and liabilities were as follows (in thousands):

                                                                                         Years ended
                                                                                        December 31,
                                                                                      ----------------
                                                                                       2007     2006
                                                                                      ------- --------
Deferred tax assets:
   Net unrealized losses on debt and equity and equity securities available for sale  $   930 $      -
   Policy reserves                                                                          -   16,175
   Basis differential of investments                                                   29,474   30,161
   State deferred tax benefits                                                             64        -
   Other                                                                                2,176        -
                                                                                      ------- --------
                                                                                      $32,644 $ 46,336
                                                                                      ------- --------
Deferred tax liabilities:
   Net unrealized gains on debt and equity and equity securities available for sale   $     - $ 81,881
   Deferred policy acquisition costs                                                    4,516   18,868
   Basis differential of investment                                                    10,113        -
   State deferred tax liabilities                                                           -      696
   Policy reserves                                                                     11,939        -
   Other                                                                                1,572      581
                                                                                      ------- --------
                                                                                      $28,140 $102,026
                                                                                      ------- --------
Net deferred tax asset (liability)                                                    $ 4,504 $(55,690)
                                                                                      ======= ========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. Income Taxes - (continued):

    b) The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate to pretax income as a result of the following differences (in thousands):

                                               Years ended December 31,
                                              -------------------------
                                                2007     2006     2005
                                              -------  -------  -------
       Income tax expense at statutory
         percentage of GAAP pretax income     $29,663  $37,639  $82,373
       State income tax                             8    1,372      803
       Dividends received deduction              (217)    (187)    (131)
       Prior year correction                      (43)   1,021      (53)
       IRS audit settlements                   (4,960)  (5,633)       -
       Other                                        -        9       76
                                              -------  -------  -------
          Income tax expense                  $24,451  $34,221  $83,068
                                              =======  =======  =======

    c) A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

       Gross unrecognized tax benefits at December 31, 2006         $ 32
       Agreed audit adjustments with taxing authorities included
         in opening balance                                          (32)
       Increases in tax positions for prior years                      -
       Decreases in tax positions for prior years                      -
       Increases in tax positions for current years                    -
       Lapse in statute of limitations                                 -
       Settlements                                                     -
                                                                    ----
       Gross unrecognized tax benefits at December 31, 2007         $  -
                                                                    ====

    d) Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007 the Company had accrued $5.0 million and $0 million, respectively, for the payment of interest and penalties. For the year ended
       December 31, 2007, the Company recognized no movement for interest and penalties in the statement of income.

    e) The Internal Revenue Service ("IRS") is currently examining the Company's tax returns for the taxable years 2000 to 2002. Although the final outcome of any issues raised in examinations is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. Income Taxes - (continued):

    f) The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8. Commitments and Contingencies

   The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

   The Company had $49.8 million and $36.1 million of unfunded commitments for its investments in limited partnerships at December 31, 2007 and 2006, respectively.

   Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


8. Commitments and Contingencies - (continued)

   All states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2007 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's results of operation and financial position.

9. Derivative Financial Instruments

    a) Use of Derivative Financial Instruments:

       The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and, at times, options to enter into interest rate swap agreements (call and put swaptions). The Company is neither a dealer nor a trader in derivative financial instruments.

    b) Interest Rate and Currency Swap Agreements:

       Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases.

       Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases. Swap agreements generally have terms of two to ten years.

       The difference between amounts paid and received on swap agreements involved in qualifying hedging relationships is recorded on an accrual basis as an adjustment to realized gains/loss over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.

       The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


9. Derivative Financial Instruments - (continued):

    b) Interest Rate and Currency Swap Agreements - (continued):

       Interest rate and currency swap agreements at December 31 were as follows (in thousands):

                                                       2007      2006
                                                     --------  --------
       Liability Swaps
       Currency swap agreements
       (received U.S dollars/pay Canadian dollars):
          Notional amounts (in U.S. dollars)         $ 29,000  $ 29,262
          Fair Value                                  (21,811)  (15,937)
       Currency swap agreements
       (received U.S dollars/pay Euros):
          Notional amounts (in U.S. dollars)            5,270     5,270
          Fair Value                                   (2,155)   (1,586)
       Currency swap agreements
       (received U.S dollars/pay Australian
         dollars):
          Notional amounts (in U.S. dollars)            5,000     5,000
          Fair Value                                     (884)     (501)

    c) Risks Inherent In the Use of Derivatives:

       Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis.

       Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Corp., the Company's affiliated investment advisor, and within the Company to prevent and detect such mismatches.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. Fair Value of Financial Instruments

    a) Financial Accounting Standard No. 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                          2007
                                                -------------------------
                                                  Fair
                                                  Value    Carrying Value
                                                ---------- --------------
       Assets
       Fixed maturities                         $6,263,758   $6,263,758
       Equity securities                             9,860        9,860
       Mortgage and policy loans                   479,800      444,924
       Investment real estate                       24,823       24,823
       Other invested assets                        63,841       63,841
       Cash and short-term investments             100,889      100,889
       Assets related to separate accounts         149,920      149,920
       Security lending collateral               2,335,746    2,335,746

       Liabilities
       Investment contracts                     $2,594,004   $2,677,386
       Derivative liabilities                       24,850       24,850
       Liabilities related to separate accounts    149,920      149,920
       Securities lending payable                2,541,319    2,541,319

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. Fair Value of Financial Instruments - (continued):

                                                            2006
                                                  -------------------------
                                                  Fair Value Carrying Value
                                                  ---------- --------------
    Assets
    Fixed maturities                              $7,148,551   $7,148,551
    Equity securities                                  2,017        2,017
    Mortgage and policy loans                        483,350      464,370
    Investment real estate                            26,345       26,345
    Other invested assets                             35,279       35,279
    Cash and short-term investments                   17,784       17,782
    Assets and liabilities related to separate
      accounts                                       178,537      178,537
    Security lending collateral                    1,924,823    1,924,823

    Liabilities
    Investment contracts                          $3,554,287   $3,784,510
    Derivative liabilities                            18,024       18,024
    Assets and liabilities related to separate
      accounts                                       178,537      178,537
    Securities lending payable                     1,924,823    1,924,823

    b) The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

       Fixed maturity and equity securities: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data include G-7 government and agency securities, equities listed in active markets, and investments in publicly traded mutual funds with quoted market prices.

       The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include non-G-7 government securities, municipal bonds, certain hybrid financial instruments, most investment-grade and high-yield corporate bonds, and most mortgage- and asset-backed products.

       The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. Fair Value of Financial Instruments - (continued):

    For equity and fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

    Equity securities: Fair values for equity securities were based upon quoted market prices.

    Mortgage policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information. The fair value of policy loans were estimated to approximate carrying value.

    Other invested assets: Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by the general partners.

    Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

    Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these accounts are equal to the account assets.

    Securities lending collateral: Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities.

    Securities lending payable: The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

    Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

    Derivatives: Fair value of derivative assets and liabilities were based on the use of valuation models that utilize, among other things, current interest, foreign exchange and volatility rates, as applicable.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


11. Shareholder's Equity

    The Company may not distribute dividends to its Parent Company without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. The Company paid dividends in the amount of $100.0 million, $62.0 million, and $50.0 million in 2007, 2006, and 2005, respectively.

12. Employee Benefits

    Currently all of the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13. Reinsurance

     a) The Company reinsures portions of its life, accident and health insurance and annuity risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

    The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14). The effect of all reinsurance contracts, including reinsurance assumed is as follows (in thousands):

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


13. Reinsurance - (continued)

    December 31, 2007
    -----------------
                                    Premiums and Other Considerations
                              ----------------------------------------------
                                Life              Accident
                              Insurance             and
                              in Force     Life    Health  Annuity   Total
                              ---------- -------  -------- -------- --------
    Direct                    $4,303,950 $50,794  $39,998  $315,024 $405,816
       Assumed -
         Nonaffiliated           685,648   1,076        -         -    1,076
       Assumed - Affiliated          135      18        -         -       18
                              ---------- -------  -------  -------- --------
    Total Assumed                685,783   1,094        -         -    1,094

       Ceded - Nonaffiliated     490,429   2,409    1,098       202    3,709
       Ceded - Affiliated              -     (54)  28,766         -   28,712
                              ---------- -------  -------  -------- --------
    Total Ceded                  490,429   2,355   29,864       202   32,421
                              ---------- -------  -------  -------- --------
    Net                       $4,499,304 $49,533  $10,134  $314,822 $374,489
                              ========== =======  =======  ======== ========

    December 31, 2006
    -----------------
                                    Premiums and Other Considerations
                              ----------------------------------------------
                                Life              Accident
                              Insurance             and
                              in Force     Life    Health  Annuity   Total
                              ---------- -------  -------- -------- --------
    Direct                    $4,308,653 $47,418  $34,861  $255,526 $337,805

       Assumed -
         Nonaffiliated           697,527   1,261        -         -    1,261
       Assumed - Affiliated          164       -        -         -        -
                              ---------- -------  -------  -------- --------
    Total Assumed                697,691   1,261        -         -    1,261

       Ceded - Nonaffiliated     437,934   2,205      998       239    3,442
       Ceded - Affiliated            646      52   26,352         -   26,404
                              ---------- -------  -------  -------- --------
    Total Ceded                  438,580   2,257   27,350       239   29,846
                              ---------- -------  -------  -------- --------
    Net                       $4,567,764 $46,422  $ 7,511  $255,287 $309,220
                              ========== =======  =======  ======== ========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


13. Reinsurance - (continued):

  December 31, 2005
  -----------------
                                       Premiums and Other Considerations
                                 ---------------------------------------------
                                   Life             Accident
                                 Insurance            and
                                 in Force    Life    Health  Annuity   Total
                                 ---------- ------- -------- -------- --------
  Direct                         $3,129,817 $45,185 $36,021  $205,399 $286,605

     Assumed - Nonaffiliated        792,567   1,512       -         -    1,512
     Assumed - Affiliated               215       -       -         -        -
                                 ---------- ------- -------  -------- --------
  Total Assumed                     792,782   1,512       -         -    1,512

     Ceded - Nonaffiliated          497,656   2,133     644       301    3,078
     Ceded - Affiliated                 825      36  23,476         -   23,512
                                 ---------- ------- -------  -------- --------
  Total Ceded                       498,481   2,169  24,120       301   26,590
                                 ---------- ------- -------  -------- --------

  Net                            $3,424,118 $44,528 $11,901  $205,098 $261,527
                                 ========== ======= =======  ======== ========

     b) Reinsurance recoveries, which reduced death and other benefits, approximated $19.4 million and $15.2 million respectively, for the years ended December 31, 2007 and 2006.

         The Company's reinsurance arrangements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

14. Transactions with Related Parties

     a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded to affiliates amounted to $28.8 million and $4.8 million, respectively, for the year ended December 31, 2007. Premium income and commission ceded for 2006 amounted to $26.4 million and $4.2 million, respectively. Premium income and commission ceded for 2005 amounted to $23.5 million and $3.6 million, respectively.

     b) The Company provides life insurance coverage to employees of AIG, ("the Parent") and its domestic subsidiaries in connection with the Parent's employee benefit plans. The statement of income includes $15.9 million in premiums relating to this business for 2007, $14.0 million for 2006, and $13.6 million for 2005.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


14. Transactions with Related Parties - (continued)

     c) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2007, 2006 and 2005, the Company was charged $17.8 million, $14.7 million and $13.6 million, respectively, for expenses attributed to the Company but incurred by affiliates.

     d) The Company's insurance obligations are guaranteed by National Union Fire Insurance Company of Pittsburgh, PA ("National Union"), an indirect, wholly-owned subsidiary of AIG and an affiliate of the Company. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's policy and contract holders have the right to enforce the guarantee directly against National Union. National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products in each Statement of Additional Information. The Company expects that the National Union guarantee will be terminated in the near future.

     e) AIG has provided a Support Agreement to the Company to maintain a certain financial condition in order to enable the Company to issue its policies. The Support Agreement is for the benefit of the Company rather than its policyholders.

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                                NAIC CODE: 19445

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                TABLE OF CONTENTS
                                -----------------
Report of Independent Auditors .................................   2

Statements of Admitted Assets ..................................   3

Statements of Liabilities, Capital and Surplus .................   4

Statements of Income and Changes in Capital and Surplus ........   5

Statements of Cash Flow ........................................   6

Notes to Statutory Basis Financial Statements ..................   7

                         Report of Independent Auditors

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.


PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2007 AND 2006
                                 (000'S OMITTED)

------------------------------------------------------------------------------------------------------------
As of December 31,                                                                     2007          2006
------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $14,451,338;
      2006 - $13,761,650)                                                          $14,170,023   $13,457,046
   Stocks:
      Common stocks, at NAIC market value adjusted for non admitted assets
         (cost: 2007 - $3,016,442; 2006 - $2,867,897)                                8,981,169     7,659,381
      Preferred stocks, primarily at NAIC market value (cost: 2007 - $2,020,851;
         2006 - $2,024,367)                                                          2,020,851     2,024,527
   Other invested assets, primarily at equity (cost: 2007 - $1,828,359;
         2006 - $1,149,519)                                                          2,578,384     1,722,869
   Short-term investments, at amortized cost (approximates NAIC market value)          166,698       149,788
   Securities lending collateral                                                        11,710         9,759
   Receivable for securities                                                             8,727            --
   Overdraft                                                                          (227,495)     (189,073)
------------------------------------------------------------------------------------------------------------
            Total cash and invested assets                                          27,710,067    24,834,297
------------------------------------------------------------------------------------------------------------

Investment income due and accrued                                                      188,178       184,751
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                    636,384       797,259
   Premiums and installments booked but deferred and not yet due                       942,542       392,636
   Accrued retrospective premiums                                                    1,305,787     1,695,633
Amounts billed and receivable from high deductible policies                            168,248        80,613
Reinsurance recoverable on loss payments                                               632,449       514,198
Funds held by or deposited with reinsurers                                              11,428        14,456
Deposit accounting assets                                                              793,216       854,511
Deposit accounting assets - funds held                                                 104,412        99,516
Net deferred tax assets                                                                371,196       385,629
Receivable from parent, subsidiaries and affiliates                                    265,849       695,535
Equities in underwriting pools and associations                                      1,279,140       906,315
Other admitted assets                                                                  191,925       171,621
------------------------------------------------------------------------------------------------------------
            Total admitted assets                                                  $34,600,821   $31,626,970
============================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2007 AND 2006
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

-----------------------------------------------------------------------------------------------
As of December 31,                                                        2007          2006
-----------------------------------------------------------------------------------------------
                                   Liabilities
                                   -----------

Reserves for losses and loss adjustment expenses                      $13,852,252   $12,901,979
Unearned premium reserves                                               4,513,703     4,403,870
Commissions, premium taxes, and other expenses payable                    241,277       188,909
Reinsurance payable on paid loss and loss adjustment expenses             278,579       325,207
Funds held by company under reinsurance treaties                          246,532       239,612
Provision for reinsurance                                                 121,714       134,981
Ceded reinsurance premiums payable, net of ceding commissions             517,741       418,513
Retroactive reinsurance reserves - assumed                                 32,180        24,533
Retroactive reinsurance reserves - ceded                                  (68,937)      (64,687)
Deposit accounting liabilities                                            200,040       181,868
Deposit accounting liabilities - funds held                               734,590       742,591
Securities lending payable                                                 12,741         9,759
Collateral deposit liability                                              374,712       647,179
Payable to parent, subsidiaries and affiliates                            472,165       295,246
Current federal and foreign income taxes payable to parent                315,659       214,453
Payable for securities                                                    226,874       247,111
Other liabilities                                                         372,006       295,634
-----------------------------------------------------------------------------------------------
   Total liabilities                                                   22,443,828    21,206,758
-----------------------------------------------------------------------------------------------

                               Capital and Surplus
                               -------------------

Common capital stock, $5.00 par value, 1,000,000 shares authorized;
   895,750 shares issued and outstanding                                    4,479         4,479
Capital in excess of par value                                          2,925,224     2,694,092
Unassigned surplus                                                      9,175,217     7,669,024
Special surplus funds from retroactive reinsurance                         52,073        52,617
-----------------------------------------------------------------------------------------------
   Total capital and surplus                                           12,156,993    10,420,212
-----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus                            $34,600,821   $31,626,970
===============================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                        2007          2006          2005
---------------------------------------------------------------------------------------------------------------------------
                              Statements of Income
                              --------------------

Underwriting income:
   Premiums earned                                                                  $ 7,666,749   $ 7,701,201   $ 7,035,963
---------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred                                                                    4,470,750     4,645,657     5,207,675
   Loss adjustment expenses incurred                                                    861,826       827,234     1,138,284
   Other underwriting expenses incurred                                               1,685,858     1,747,380     1,401,165
---------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions                                                         7,018,434     7,220,271     7,747,124
---------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss)                                                          648,315       480,930      (711,161)
---------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned                                                       1,182,291       757,517       747,551
   Net realized capital (loss) gains (net of capital gains taxes: 2007 - $3,076;
      2006 - $12,835; 2005 - $24,064)                                                   (40,847)       40,370        44,691
---------------------------------------------------------------------------------------------------------------------------
Net investment gain                                                                   1,141,444       797,887       792,242
---------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off                                   (94,880)      (52,526)     (153,838)
Finance and service charges non included in premiums                                     17,362        15,081        17,311
Other gain, net of dividends to policyholders                                            83,284        53,056        79,444
---------------------------------------------------------------------------------------------------------------------------
Net income after capital gains taxes and before federal income taxes                  1,795,525     1,294,428        23,998
Federal income tax expense (benefit)                                                    510,618       173,573      (107,916)
---------------------------------------------------------------------------------------------------------------------------
      Net income                                                                    $ 1,284,907   $ 1,120,855   $   131,914
===========================================================================================================================

                         Changes in Capital and Surplus
                         ------------------------------

Capital and surplus, as of December 31, previous year                               $10,420,212   $ 8,120,163   $ 7,376,821
   Adjustment to beginning surplus                                                      (87,263)     (157,094)     (205,585)
---------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                                                10,332,949     7,963,069     7,171,236
---------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income                                                                         1,284,907     1,120,855       131,914
   Change in net unrealized capital gains (net of capital gains taxes:
      2007 - $81,239; 2006 - $86,349; 2005 - $(18,068))                               1,299,705     1,381,471       697,684
   Change in net deferred income taxes                                                   92,036        33,752        46,237
   Change in non-admitted assets                                                         (3,270)     (158,503)      (88,388)
   Change in provision for reinsurance                                                   13,267        66,780       132,935
   Paid in surplus                                                                      231,132            --       199,830
   Cash dividends to stockholder                                                     (1,120,000)           --       (97,750)
   Foreign exchange translation                                                          26,267        12,788       (73,535)
---------------------------------------------------------------------------------------------------------------------------
      Total changes in capital and surplus                                            1,824,044     2,457,143       948,927
---------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,                                             $12,156,993   $10,420,212   $ 8,120,163
===========================================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------
For the years ended December 31,                                      2007          2006          2005
---------------------------------------------------------------------------------------------------------
                              Cash From Operations
                              --------------------

Premiums collected, net of reinsurance                            $ 7,891,160   $ 6,857,942   $ 7,217,780
Net investment income                                               1,227,721       809,958       720,255
Miscellaneous income (expense)                                          8,924        69,085       (57,062)
---------------------------------------------------------------------------------------------------------
   Sub-total                                                        9,127,805     7,736,985     7,880,973
---------------------------------------------------------------------------------------------------------
Benefit and loss related payments                                   3,878,095     3,479,755     3,931,978
Commission and other expense paid                                   2,302,839     2,335,839     2,113,308
Dividends paid to policyholders                                           130         1,419           927
Change in federal income taxes                                        330,776      (790,391)       47,537
---------------------------------------------------------------------------------------------------------
   Net cash provided from operations                                2,615,965     2,710,363     1,787,223
---------------------------------------------------------------------------------------------------------

                              Cash From Investments
                              ---------------------

Proceeds from investments sold, matured, or repaid
     Bonds                                                          5,184,469     2,023,652     2,374,908
     Stocks                                                           773,650       637,187       677,784
     Other                                                            621,387       511,071     3,296,328
---------------------------------------------------------------------------------------------------------
     Total proceeds from investments sold, matured, or repaid       6,579,506     3,171,910     6,349,020
---------------------------------------------------------------------------------------------------------

Cost of investments acquired
   Bonds                                                            5,997,221     4,733,252     3,915,482
   Stocks                                                             837,600       633,747       521,240
   Other                                                            1,350,766       563,291     3,256,822
---------------------------------------------------------------------------------------------------------
   Total cost of investments acquired                               8,185,587     5,930,290     7,693,544
---------------------------------------------------------------------------------------------------------
   Net cash (used in) investing activities                         (1,606,081)   (2,758,380)   (1,344,524)
---------------------------------------------------------------------------------------------------------

                  Cash From Financing and Miscellaneous Sources
                  ---------------------------------------------

Capital and surplus paid-in                                                --       199,830            --
Dividends to stockholder                                           (1,120,000)           --      (146,977)
Net deposit on deposit-type contracts and other insurance              75,242       276,990        45,455
Equities in underwriting pools and associations                      (380,888)     (258,959)     (137,050)
Collateral deposit liability                                         (272,467)      113,328        49,416
Intercompany receivable and payable, net                              589,241      (675,777)     (559,414)
Other                                                                  77,476       223,678       210,212
---------------------------------------------------------------------------------------------------------
   Net cash (used in) financing and miscellaneous activities       (1,031,396)     (120,910)     (538,358)
---------------------------------------------------------------------------------------------------------
Net change in cash and short-term investments                         (21,512)     (168,927)      (95,659)
Overdraft and short-term investments:
Beginning of year                                                     (39,285)      129,642       225,301
---------------------------------------------------------------------------------------------------------
   End of year                                                    $   (60,797)  $   (39,285)  $   129,642
=========================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
         POLICIES
         --------
A.   Organization
     ------------
     National Union Fire Insurance Company of Pittsburgh, PA. (the Company or National Union) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

     On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, and through AIG's risk finance operation, the Company provides its customized structured products.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

B.   Summary of Significant Statutory Basis Accounting Policies
     ----------------------------------------------------------
     Prescribed or Permitted Statutory Accounting Practices:
     -------------------------------------------------------
     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

     The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     Commonwealth of Pennsylvania. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP. Specifically, the prescribed practice of discounting of workers' compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practice that Schedule F is prepared on a New York basis, including New York State Insurance Department Regulation 20 (New York Regulation 20) reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 reinsurance credits are not permitted). New York Regulation 20 allows certain offsets to the provision for reinsurance, including parental letters of credits.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

-----------------------------------------------------------------------------------
December 31,                                   2007           2006          2005
-----------------------------------------------------------------------------------
Net income, PA SAP                          $ 1,284,907   $ 1,120,855   $   131,914
State prescribed practices - (deduction):
   Non-tabular discounting                      (89,223)      (97,907)     (403,719)
-----------------------------------------------------------------------------------
Net income (loss), NAIC SAP                 $ 1,195,684   $ 1,022,948   $  (271,805)
===================================================================================

Statutory surplus, PA SAP                   $12,156,993   $10,420,212   $ 8,120,163
State prescribed practices - (charge):
   Non-tabular discounting                     (782,088)     (692,865)     (594,958)
Regulation 20 - parental letter of credit      (366,724)     (404,966)     (422,706)
Regulation 20 - other reinsurance credits      (112,389)     (140,227)     (212,192)
-----------------------------------------------------------------------------------
Total state prescribed practices             (1,261,201)   (1,238,058)   (1,229,856)
-----------------------------------------------------------------------------------
Statutory surplus, NAIC SAP                 $10,895,792   $ 9,182,154   $ 6,890,307
===================================================================================

     In 2006 and 2005, the Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non-insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to was $6,244. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies was $71,600 and $142,000, respectively.

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and, (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

     The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

     The use of all of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

     Statutory Accounting Practices and Generally Accepted Accounting
     ----------------------------------------------------------------
     Principles:
     -----------
     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------
     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between the cost and the fair value for securities available-for-sale is reflected net of related

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
          ----------------------------------------------------------------------
          deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:
     ---------------
     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant Statutory Accounting Practices:
     -------------------------------------------
     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     Invested Assets: The Company's invested assets are accounted for as follows:

     . Cash and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing in a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

     . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $992,697 and $70,681, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
    ----------------------------------------------------------------------------
          preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate was approximately 24.2% in 2006. No investments in affiliates were valued using this methodology in 2007. See note 5 for changes in valuation of affiliates. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

     . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for a specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually between one and three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sale of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

     . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
          Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

     . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to unassigned surplus.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,305,787 and $1,695,633, respectively, net of non-admitted premium balances of $55,852 and $58,270, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:
   -------------------------------------------------------------------------
   For the years ended December 31,             2007       2006       2005
   -------------------------------------------------------------------------
   Net written premiums subject to
      retrospectively rated premiums          $856,074   $722,690   $538,983
   Percentage of total net written premiums       11.0%       9.2%       7.6%
   -------------------------------------------------------------------------
     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

     In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

     The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62, and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the Commonwealth of Pennsylvania; or ii) the collateral (i.e: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the Commonwealth of Pennsylvania. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the statement of income.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued: (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     terms or normal business practices; (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance; or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. As of December 31, 2007 and 2006, the reserves for losses (net of reinsurance) subject to tabular discounting were $5,036,294 and $4,362,967, respectively. As of December 31, 2007 and 2006, the Company's tabular discount amounted to $301,856 and $251,412, respectively, all of which were applied against the Company's case reserves.

     As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

     . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

     . For accident years 2002 and subsequent - based upon the yield of U.S. Treasury securities between one and twenty years and the Company's own payout pattern.

     As of December 31, 2007 and 2006, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,036,294 and $4,362,967, respectively. As of December 31, 2007, the Company's non-tabular discount amounted to $782,088, of which $269,981 and $512,106 were applied to case reserves and IBNR, respectively. As of December 31, 2006, the Company's non-tabular discount amounted to $692,865, of which $247,498 and $445,367 were applied to case reserves and IBNR, respectively.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $25,902 and $22,205, respectively, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $132,361 and $157,343, respectively.

     Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

     During 2006 the Company recorded a pre-tax charge of $127,714, respectively, relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------
During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of the weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The correction of these errors resulted in an after income tax statutory charge of $87,263, $157,094 and $205,585 as of January 1, 2007, 2006, and 2005, respectively.

Accounting Adjustments to 2006 and 2005 Statutory Basis Financial Statements
----------------------------------------------------------------------------
In accordance with SSAP No. 3, entitled Accounting Changes and Corrections of Errors, the correction of errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The impact of these corrections on surplus to policyholders as of January 1, 2007, 2006 and 2005 are as follows:
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2006                               $10,420,212
Adjustment to beginning Capital and Surplus:
   Federal income taxes                                        (87,263)
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus        (87,263)
-----------------------------------------------------------------------
Balance at January 1, 2007, as adjusted                    $10,332,949
=======================================================================
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2005                               $8,120,163
Adjustments to beginning Capital and Surplus:
   Asset admissibility                                       (108,676)
   Federal income taxes                                       (48,418)
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus      (157,094)
-----------------------------------------------------------------------
Balance at January 1, 2006, as adjusted                    $7,963,069
=======================================================================
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2004                               $7,376,821
Adjustments to beginning Capital and Surplus:
   Asset realization                                         (242,195)
   Revenue recognition                                        (68,690)
   Federal income taxes                                       105,300
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus      (205,585)
-----------------------------------------------------------------------
Balance at January 1, 2005, as adjusted                    $7,171,236
=======================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain assets should have been non-admitted relating to: (i) custodian agreements that did not comply with state statutes; (ii) securities deposited in a trust account not available to pay policyholder claims and (iii) receivables for high deductible policies.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in federal income taxes is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS
--------------------
Statutory Fair Value of Financial Instruments:
----------------------------------------------
The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006:

-------------------------------------------------------------------------------------------------------
                                                             2007                        2006
-------------------------------------------------------------------------------------------------------
                                                    Carrying     Statutory      Carrying      Statutory
                                                     Amount      Fair Value      Amount      Fair Value
-----------------------------------------------   -------------------------   -------------------------
Assets:
   Bonds                                          $14,170,023   $14,451,338   $13,457,046   $13,761,650
   Common stocks                                    8,981,169     8,981,169     7,659,381     7,779,918
   Preferred stocks                                 2,020,851     2,020,860     2,024,527     2,025,128
   Other invested assets                            2,578,384     2,578,384     1,722,869     1,722,869
   Cash and short-term investments                    (60,797)      (60,797)      (39,285)      (39,285)
   Receivable for securities                            8,727         8,727            --            --
   Equities and deposits in pool & associations     1,279,140     1,279,140       906,315       906,315
   Securities lending collateral                       11,710        11,710         9,759         9,759

Liabilities:
   Securities lending payable                     $    12,741   $    12,741   $     9,759   $     9,759
   Collateral deposit liability                       374,712       374,712       647,179       647,179
   Payable for securities                             226,874       226,874       247,111       247,111
=======================================================================================================

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     . The carrying value of all other financial instruments approximates fair value.

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

----------------------------------------------------------------------------------------------------------------------
                                                                                    Gross        Gross        NAIC *
                                                                    Amortized    Unrealized   Unrealized      Market
                                                                       Cost         Gains       Losses        Value
----------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
   U.S. governments                                                $    22,935    $    812      $     3    $    23,744
   All other governments                                               395,812       2,977          780        398,009
   States, territories and possessions                               2,458,221      59,667        2,969      2,514,919
   Political subdivisions of states, territories and possessions     3,188,227     122,115        2,540      3,307,802
   Special revenue and special assessment obligations and all        6,948,195     139,498       19,929      7,067,764
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Public utilities                                                     58,961       1,473           --         60,434
   Industrial and miscellaneous                                      1,097,672       3,649       22,655      1,078,666
----------------------------------------------------------------------------------------------------------------------
      Total bonds, as of December 31, 2007                         $14,170,023    $330,191      $48,876    $14,451,338
======================================================================================================================

As of December 31, 2006:
   U.S. governments                                                $    14,226    $    509      $     8    $    14,727
   All other governments                                               387,569         553       11,040        377,082
   States, territories and possessions                               2,228,746      57,510        3,089      2,283,167
   Political subdivisions of states, territories and possessions     3,181,116      92,097          587      3,272,626
   Special revenue and special assessment obligations and all        7,462,464     175,485        2,193      7,635,756
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Public utilities                                                     59,898         886        1,473         59,311
   Industrial and miscellaneous                                        123,027       2,610        6,656        118,981
----------------------------------------------------------------------------------------------------------------------
      Total bonds, as of December 31, 2006                         $13,457,046    $329,650      $25,046    $13,761,650
======================================================================================================================

As of December 31, 2007 and 2006, the actual fair market value, principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $14,452,377 and $13,761,136, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

The Company had non-admitted assets of $27,755 and $26,613 relating to bonds as of December 31, 2007 and 2006, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.
---------------------------------------------------------------------
                                           Amortized         NAIC
                                              Cost      Market Value*
--------------------------------------   ----------------------------
Due in one year or less                   $   118,473    $   118,908
Due after one year through five years         509,002        517,091
Due after five years through ten years      1,921,897      1,958,726
Due after ten years                        10,635,297     10,863,916
Mortgaged-backed securities                 1,013,109        992,697
Non-Admitted Assets                           (27,755)            --
--------------------------------------   ---------------------------
    Total bonds                           $14,170,023    $14,451,338
======================================   ===========================

Proceeds from sales and gross realized gain and gross realized losses were as follows:

For the years ended December 31,             2007                      2006                      2005
--------------------------------------------------------------------------------------------------------------
                                                  Equity                    Equity                    Equity
                                      Bonds     Securities     Bonds      Securities      Bonds     Securities
----------------------------------------------------------   -----------------------   -----------------------
Proceeds from sales                $4,680,678    $245,854    $1,389,565    $153,541    $2,114,173    $585,696
Gross realized gains                    1,071      33,315        14,274      24,525        52,643      43,085
Gross realized losses                  40,525       9,273        15,247       9,235        21,356       8,592
--------------------------------------------------------------------------------------------------------------

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The cost or amortized cost and market values* of the Company's common and preferred stocks, as of December 31, 2007 and 2006, are set forth in the table below:

                                        December 31, 2007
-------------------------------------------------------------------------------------------------
                      Cost or       Gross        Gross       NAIC *
                     Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                       Cost         Gains       Losses        Value        Asset          Value
-------------------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated       $2,427,849   $6,240,605    $311,247    $8,357,207      $ 3,489     $8,353,718
   Non-affiliated      588,593       90,400       4,683       674,310       46,859        627,451
-------------------------------------------------------------------------------------------------
      Total         $3,016,442   $6,331,005    $315,930    $9,031,517      $50,348     $8,981,169
=================================================================================================

Preferred stocks:
----------------
   Affiliated       $2,010,247   $       --    $     --    $2,010,247      $    --     $2,010,247
   Non-affiliated       10,604            9          --        10,613           --         10,604
-------------------------------------------------------------------------------------------------
      Total         $2,020,851   $        9    $     --    $2,020,860      $    --     $2,020,851
=================================================================================================

                                        December 31, 2006
-------------------------------------------------------------------------------------------------
                      Cost or       Gross        Gross       NAIC *
                     Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                       Cost         Gains       Losses        Value        Asset          Value
-------------------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated       $2,171,678   $4,871,859     $91,334    $6,952,203      $    --     $6,952,203
   Non-affiliated      696,219       91,418       5,678       781,959       74,781        707,178
-------------------------------------------------------------------------------------------------
      Total         $2,867,897   $4,963,277     $97,012    $7,734,162      $74,781     $7,659,381
=================================================================================================

Preferred stocks:
----------------
   Affiliated       $2,014,000   $      601     $    --    $2,014,601      $    --     $2,014,000
   Non-affiliated       10,367          160          --        10,527           --         10,527
-------------------------------------------------------------------------------------------------
      Total         $2,024,367   $      761     $    --    $2,025,128      $    --     $2,024,527
=================================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $93,517 and $69,803, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                            12 Months or Less       Greater than 12 Months            Total
--------------------------------------------------------------------------------------------------------------------
                                            Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
       Description of Securities            Value       Losses        Value       Losses        Value       Losses
----------------------------------------------------------------   -----------------------   -----------------------
As of December 31, 2007:
   U. S. governments                     $    9,977     $     3    $       --    $     --    $    9,977    $      3
   All other governments                         --          --        32,805         780        32,805         780
   States, territories and possessions      116,613         468        96,308       2,501       212,921       2,969
   Political subdivisions of states,        369,718       2,521         9,309          19       379,027       2,540
      territories and possessions
   Special revenue                        1,314,924      19,046        42,568         883     1,357,492      19,929
   Public utilities                              --          --            --          --            --          --
   Industrial and miscellaneous             731,326      22,631         1,701          24       733,027      22,655
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds                            2,542,558      44,669       182,691       4,207     2,725,249      48,876
   ------------------------------------------------------------    ----------------------    ----------------------
   Affiliated                               104,072      50,211       213,576     261,036       317,648     311,247
   Non-affiliated                            47,460       4,683            --          --        47,460       4,683
   ------------------------------------------------------------    ----------------------    ----------------------
   Total common stocks                      151,532      54,894       213,576     261,036       365,108     315,930
   ------------------------------------------------------------    ----------------------    ----------------------
   Preferred stock                               --          --            --          --            --          --
   ------------------------------------------------------------    ----------------------    ----------------------
   Total stocks                             151,532      54,894       213,576     261,036       365,108     315,930
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds and stocks                $2,694,090     $99,563    $  396,267    $265,243    $3,090,357    $364,806
   ============================================================    ======================    ======================

As of December 31, 2006:
   U. S. governments                     $    3,019     $     8    $       --    $     --    $    3,019    $      8
   All other governments                     25,045         524       315,647      10,516       340,692      11,040
   States, territories and possessions      115,790         402       104,817       2,687       220,607       3,089
   Political subdivisions of states,        206,240         495        16,671          92       222,911         587
      territories and possessions
   Special revenue                          363,838         840       131,702       1,353       495,540       2,193
   Public utilities                              --          --        52,749       1,473        52,749       1,473
   Industrial and miscellaneous                  --          --         7,808       6,656         7,808       6,656
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds                              713,932       2,269       629,394      22,777     1,343,326      25,046
   ------------------------------------------------------------    ----------------------    ----------------------
   Affiliated                                 5,849       1,165       377,551      90,169       383,400      91,334
   Non-affiliated                             5,055       4,373        99,444       1,305       104,499       5,678
   ------------------------------------------------------------    ----------------------    ----------------------
   Total common stocks                       10,904       5,538       476,995      91,474       487,899      97,012
   ------------------------------------------------------------    ----------------------    ----------------------
   Preferred stock                               --          --            --          --            --          --
   ------------------------------------------------------------    ----------------------    ----------------------
   Total stocks                              10,904       5,538       476,995      91,474       487,899      97,012
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds and stocks                $  724,836     $ 7,807    $1,106,389    $114,251    $1,831,225    $122,058
   ============================================================    ======================    ======================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of the Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $10,659, $7,664 and $2,652 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $5,664, $561 and $0 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint ventures and partnership investments due to an other-than-temporary decline in fair value:

---------------------------------------------------------------------------
For the years ended December 31,                   2007     2006      2005
---------------------------------------------------------------------------
Matlin Patterson Global Opportunities Partners   $    --   $1,143   $    --
DLJ Merchant Banking Partners                      3,454       --     2,923
North Castle II                                    4,162       --        --
Peake Joint Venture                                2,773       --        --
Exponent Private Equity Partners, LP               1,990       --        --
Warburg Equity LP                                  1,656       --        --
21st Century LP                                    1,030       --        --
Castleriggs Partners                                  --       --     2,412
Healthcare Partners III                               --       --     1,491
Sandler Capital IV                                    --       --     1,353
RCBA Strategic Partners                               --       --     1,242
Polyventures II                                       --       --     1,184
Items less than $1.0 million                       5,616    1,747       661
---------------------------------------------------------------------------
   Total                                         $20,681   $2,890   $11,266
===========================================================================

As of December 31, 2007 and 2006, securities with a market value of $12,333 and $9,223, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $142. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,562,483 and $2,569,672 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $8,689, $6,699 and $6,226, respectively, and interest expense of $116,601, $109,876 and $88,991, respectively.

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's total return on its investment portfolio. The details by NAIC designation 3 or below of securities sold during the year ended December 31, 2006 and reacquired within 30 days of the sale date are:
--------------------------------------------------------------------------------
              Number of     Book Value of    Cost of Securities
            Transactions   Securities Sold       Repurchsed         Gain (Loss)
--------------------------------------------------------------------------------
Bonds:
   NAIC 3        23            $12,359             $13,017             $663
   NAIC 4         1            $   736             $   726             $ 14
   NAIC 5        --            $    --             $    --             $ --
   NAIC 6        --            $    --             $    --             $ --
================================================================================
There were no such sales during 2007.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 4 - RESERVES FOR LOSSES AND LAE
-------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                      2007          2006          2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year    $12,901,979   $11,786,300   $ 9,811,368
Adjustments for prior period corrections                   --            --      (174,946)
Incurred losses and LAE related to:
   Current accident year                            5,280,665     5,295,026     5,005,099
   Prior accident years                                51,911       177,865     1,340,860
-----------------------------------------------------------------------------------------
      Total incurred losses and LAE                 5,332,576     5,472,891     6,345,959
-----------------------------------------------------------------------------------------

Paid losses and LAE related to:
   Current accident year                           (1,426,309)   (1,251,773)   (1,274,795)
   Prior accident years                            (2,955,994)   (3,105,439)   (2,921,286)
-----------------------------------------------------------------------------------------
      Total paid losses and LAE                    (4,382,303)   (4,357,212)   (4,196,081)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,   $13,852,252   $12,901,979   $11,786,300
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $51,911, $177,865 and $1,340,860 during 2007, 2006 and
2005, respectively. For all three years the Company experienced adverse loss and LAE reserve development. For 2007, the adverse development primarily related to accident years 2003 and prior, partially offset by favorable development from accident years 2004 through 2006. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005 (see Note 12B for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $211,061, $209,953 and $198,497, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,206,161, $6,572,917 and $7,743,937, respectively (exclusive of inter-company pooling).

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 5 - RELATED PARTY TRANSACTIONS
------------------------------------

A.   National Union Inter-company Pooling Agreement
     -----------------------------------------------

     The Company, as well as certain insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business, except business from foreign branches (excluding Canada), to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

----------------------------------------------------------------------------------------------
                                                                      NAIC Co.   Participation
  Member Company                                                       Code        Percent
----------------------------------------------------------------------------------------------
National Union                                                        19445          38.0%
American Home Assurance Company (AHAC)                                19380          36.0%
Commerce and Industry Insurance Company (C&I)                         19410          10.0%
New Hampshire Insurance Company (NHIC)                                23841           5.0%
The Insurance Company of the State of Pennsylvania (ISOP)             19429           5.0%
AIG Casualty Company (formerly Birmingham Fire Insurance Company of
   Pennsylvania) (AIG Casualty)                                       19402           5.0%
AIU Insurance Company (AIUI)                                          19399           1.0%
American International South Insurance Company                        40258           0.0%
Granite State Insurance Company                                       23809           0.0%
Illinois National Insurance Company                                   23817           0.0%
==============================================================================================

     American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

     Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                (000'S OMITTED)
--------------------------------------------------------------------------------
B.   American International Underwriters Overseas Association Pooling
     -----------------------------------------------------------------
     Arrangement
     ------------

     AIG formed the AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in the AIUOA and their respective participation percentages is set forth in the table below:
--------------------------------------------------------------------------------

                                                           NAIC Co.   Participation
  Member Company                                            Code         Percent
-----------------------------------------------------------------------------------
American International Underwriters Overseas, Limited         --         67.0%
New Hampshire Insurance Company (NHIC)                      23841        12.0%
National Union Fire Insurance Company of Pittsburgh, PA.    19445        11.0%
American Home Assurance Company (AHAC)                      19380        10.0%
===================================================================================

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, AHAC, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,279,140 and $906,315, respectively, gross of the following amounts and after consideration of the National Union inter-company pooling agreement:
-------------------------------------------------------------------------------
        As of December 31,                                   2007        2006
-------------------------------------------------------------------------------
Loss and LAE reserves                                      $924,962    $821,515
Unearned premium reserves                                  $374,974    $356,699
Funds held                                                 $ 25,212    $ 18,696
Ceded balances payable                                     $109,151           +
Reinsurance recoverable                                    $(42,037)          +
Retroactive reinsurance                                    $ (1,020)          +
===============================================================================

+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                (000'S OMITTED)
--------------------------------------------------------------------------------
     Additionally, the Company holds 16.9% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $110,946 and $122,464, respectively.

C.   Guarantee Arrangements
     -----------------------

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The guarantees that were in effect as of December 31, 2007 are included in the table below:
--------------------------------------------------------------------------------

                                                                      Policyholder    Invested     Estimated   Policyholders'
Guaranteed Company                                      Date Issued    Obligations     Assets        Loss         Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Global Trade and Political Risk
Insurance Company (++)                                     11/5/97     $        --   $   327,013   $     --      $  164,274
American International Insurance
Company of Puerto Rico                                     11/5/97         246,973       183,887         --         128,034
Audubon Insurance Company                                  11/5/97          63,846        77,927         --          42,386
AIG Europe (Ireland) Ltd.                                 12/15/97         715,788       627,093         --         221,497  **

New Hampshire Indemnity Company, Inc.                     12/15/97         151,669       211,611         --         102,267
La Meridional Compania Argentina de
Seguros S.A.                                                1/6/98         186,071        49,600         --          65,991  **
Landmark Insurance Company                                  3/2/98          89,837       351,941         --         146,008

AIG Excess Liability Insurance Company
Ltd. (formerly known as Starr Excess
Liability Insurance International Ltd.)                    7/29/98         491,479     3,096,453         --       1,248,076
AIG Excess Liability Insurance
International Ltd.(formerly known as Starr Excess
Liability Insurance International Ltd.)                    5/28/98       2,605,333       692,798         --         320,999
AIG Life Insurance Company (+)                             7/13/98       7,112,194     7,509,262         --         537,684   *
American International Life Assurance
Company of New York                                        7/13/98       6,166,077     6,794,902         --         662,416
AIG Poland Insurance Company, S.A.                         9/15/98          14,354        41,217         --          41,046  **
AIG Bulgaria Insurance and Reinsurance
Company                                                   12/23/98           6,313         6,923         --          10,930  **
AIG Romania Insurance Company                             12/23/98          15,208         5,723         --           8,887  **
AIG Slovakia Insurance Company A.S.                       12/23/98              --            --         --           9,050  **
American International Assurance Co (Bermuda) Ltd.         8/23/99      13,805,116    18,729,253         --       4,221,961  **
American International Assurance Co (Australia) Ltd.       11/1/02         546,115       532,051         --         227,222  **
First American Czech Insurance Company, Rt.                9/15/98         442,815       532,293         --          86,236  **
AIG Life Insurance Company (Russia) ZAO (w/d 2/13/03)     12/23/98         215,100       254,679         --          36,586  **
First American-Hungarian Insurance Company, Rt.            9/15/98         165,025       185,840         --          44,226  **
AIG Ukraine Insurance Company                              10/1/00           7,087           --          --           5,039  **
-------------------------------------------------------------------------------------------------------------------------------
   Total guarantees                                                    $33,046,400   $40,210,466   $     --      $8,330,815
===============================================================================================================================

*    The guaranteed company is also backed by a support agreement issued by AIG.
**   Policyholders' surplus is based on local GAAP financial statements.
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
D.   Investments in Affiliates
     -------------------------
     As of December 31, 2007 and 2006, the Company's preferred and common stock investments with its affiliates together with the related change in unrealized appreciation, net of $3,489 of non-admitted balances were as follows:

-------------------------------------------------------------------------------------------------------
                                                                 Actual    Carrying Value
                                                   Ownership      Cost     at December 31   Change in
Affiliated Investment                              Percent        2007         2007         Equity 2007
-------------------------------------------------------------------------------------------------------
Preferred stocks:
Everest Broadband Inc                                100.0%    $   10,247   $     10,247   $   (4,354)
AIG Capital Corporation                              100.0%     2,000,000      2,000,000           --
-------------------------------------------------------------------------------------------------------
   Total preferred stocks - affiliates                          2,010,247      2,010,247       (4,354)
-------------------------------------------------------------------------------------------------------
Common stocks:

International Lease Finance Corporation               32.8%       793,240      2,203,737       46,549
Lexington Insurance Company                           70.0%       258,046      3,185,721      727,569
United Guaranty Corporation                           45.9%        97,833        454,556      224,087
AIU Insurance Company                                 32.0%       101,990        446,078       54,901
American International Specialty Lines Insurance
 Company                                              70.0%       154,297        450,072      148,340
Starr Excess Liability Insurance Company Ltd.        100.0%       385,453      1,248,076      298,531
Pine Street Real Estate Holding Corp.                 22.1%         3,139             --       (1,974)(a)
21st Century Insurance Group                          32.0%       467,720        211,957     (165,594)
American International Realty, Inc.                   22.1%        26,456         35,346        4,472
Eastgreen, Inc.                                        9.4%         8,975          7,004       (2,966)
Everest Broadband Inc.                                15.2%         7,629             --       (3,875)(a)
AIG Lodging Opportunities, Inc.                      100.0%         1,570             --       (6,250)(a)
AIG Domestic Claims                                  100.0%       118,000         73,635       73,635
National Union Fire Ins. Company of Vt.              100.0%         1,000         31,444        4,315
National Union Fire Ins. Company of La.              100.0%         2,501          6,092         (225)
-------------------------------------------------------------------------------------------------------
   Total common stocks - affiliates                             2,427,849      8,353,718    1,401,515
-------------------------------------------------------------------------------------------------------
Total common and preferred stock  - affiliates                 $4,438,096   $ 10,363,965   $1,397,161
=======================================================================================================

(a) Balance not admitted

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 Actual   Carrying Value
                                                   Ownership      Cost    at December 31     Change in
Affiliated Investment                               Percent       2006         2006         Equity 2006
-------------------------------------------------------------------------------------------------------
Preferred stocks:
Everest Broadband Inc                                100.0%    $   14,000     $   14,601   $   14,601
AIG Life Insurance Company                           100.0%            --             --     (100,000)
AIG Capital Corporation                              100.0%     2,000,000      2,000,000
-------------------------------------------------------------------------------------------------------
   Total preferred stocks - affiliates                          2,014,000      2,014,601      (85,399)
-------------------------------------------------------------------------------------------------------
Common stocks:
International Lease Finance Corporation               32.8%       793,240      2,157,188      199,333
Lexington Insurance Company                           70.0%       257,973      2,458,152      662,757
United Guaranty Corporation                           45.9%        74,893        230,469      (42,150)
AIU Insurance Company                                 32.0%        40,000        391,177       42,324
American International Specialty Lines Insurance
   Company                                            70.0%       109,497        301,732       33,278
Starr Excess Liability Insurance Company Ltd.        100.0%       385,453        949,545      235,344
Pine Street Real Estate Holding Corp.                 22.1%         3,139          1,974      (12,990)
21st Century Insurance Group                          32.0%       467,720        377,551       31,445
American International Realty, Inc.                   22.1%        20,736         30,874       13,105
Eastgreen, Inc.                                        9.4%         8,975          9,970          202
Everest Broadband Inc                                 15.2%         3,876          3,875        3,875
AIG Lodging Opportunities, Inc.                      100.0%         2,676          6,250        5,908
National Union Fire Ins. Company of Vt.              100.0%         1,000         27,129        8,607
National Union Fire Ins. Company of La.              100.0%         2,500          6,317          263
------------------------------------------------------------------------------------------------------
   Total common stocks - affiliates                             2,171,678      6,952,203    1,181,301
------------------------------------------------------------------------------------------------------
Total common and preferred stock  - affiliates                 $4,185,678     $8,966,804   $1,095,902
======================================================================================================

     Investments in affiliates are included in common stocks based on the net worth of the entity except for the Company's 2006 investment in 21st Century Insurance Group, which was a publicly traded affiliate as of December 31, 2006. This investment was valued as of December 31, 2006 based on the quoted market value, less a discount as prescribed by NAIC SAP (see
     Note 2).

     The remaining equity interest in these investments, except for Everest Broadband Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 32.0% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century, and 21st Century requested that the New York Stock Exchange delist its shares. At December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century to certain of its subsidiaries; however, the Company's ownership percentage did not change. Under applicable

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $226,238 to the Company's June 30, 2007 policyholder's surplus.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $941,485 and $664,669, respectively.

E.   Other Related Party Transactions
     --------------------------------
     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends:

                                                         Assets Received by        Assets Transferred by
                                                            the Company                 the Company
----------------------------------------------------------------------------------------------------------
  Date of                                   Name of     Statement                  Statement
Transaction   Explanation of Transaction   Affiliate     Value      Description      Value     Description
----------------------------------------------------------------------------------------------------------
 03/30/07              Dividend              AIGCIG    $       --        --        $  500,000      Cash
 05/31/07              Dividend              AIGCIG            --        --            75,000      Cash
 09/12/07              Dividend              AIGCIG            --        --           175,000      Cash
 12/03/07              Dividend              AIGCIG            --        --           370,000      Cash
 12/03/07              Dividend                LEX        280,000       Cash               --        --
 09/30/07       Purchase of investment        AIGSL     1,009,286       Bonds       1,009,286      Cash
 12/17/07     Purchase of investment (1)      ISOP         59,000    Investment        59,000      Cash
 12/17/07     Purchase of investment (1)      AHAC         59,000    Investment        59,000      Cash
 12/31/07        Capital contribution          AIG        170,440      In kind             --        --
 08/16/07        Capital contribution          AIG         60,550      In kind             --        --
 10/24/07        Capital contribution        AIGCIG           133      In kind             --        --
 12/31/07        Capital contribution        AIGCIG             9      In kind             --        --
 12/26/06           Bond purchase            NUF VT       291,883       Bond          291,883      Cash
==========================================================================================================

LEX: Lexington Insurance Company
NUF  VT: National Union Fire Insurance Company of Vermont
AIGSL: AIG Security Lending
(1)  Purchase of AIG Domestic Claims from ISOP and AHAC
================================================================================
                                       33

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2007, 2006 and 2005.

In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., AIG Global Trust Services, Limited, and AIG Domestic Claims, Inc., for data center systems, investment services, salvage and subrogation, and claims management. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

-------------------------------------------------------------------
For the years ended December 31,       2007       2006       2005
-------------------------------------------------------------------
AIG Technology, Inc.                 $ 30,148   $ 25,926   $ 28,183
AIG Global Investment Corporation       7,139      5,663      5,188
AIG Global Trust Services, Limited         --         65        143
AIG Domestic Claims, Inc.             116,032    123,744    116,732
-------------------------------------------------------------------
  Total                              $153,319   $155,398   $150,246
===================================================================

As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $91,555 and $35,903, respectively.

As of December 31, 2007, other invested assets included $241,558 of loans with an affiliate. The proceeds from the loans were used by the affiliate for the acquisition of life settlements.

Federal and foreign income taxes payable to AIG as of December 31, 2007 and 2006 amounted to $315,659 and $214,453, respectively.

During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions in the table that follows:

----------------------------------------------------
    As of December 31,      2007     2006      2005
----------------------------------------------------
Accounts receivable sold   $56,857    $--   $202,251
Losses recorded              1,694     --      3,627
----------------------------------------------------

There were no premium receivable sales in 2006.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $75,216 and $57,852, respectively, at December 31, 2007 and 2006.
-------------------------------------------------------------------------
As of December 31,                                      2007       2006
-------------------------------------------------------------------------
Balances with pool member companies                   $ 32,362   $502,595
Balances with less than 0.5% of admitted assets        233,487    192,940
-------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates   $265,849   $695,535
=========================================================================
Balances with pool member companies                   $104,239   $     --
Balances with less than 0.5% of admitted assets        367,926    295,246
-------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates        $472,165   $295,246
=========================================================================

The Company contributed capital of $44,800 to American International Lines Insurance Company (AISLIC) subsequent to December 31, 2007 but prior to the filing of its Annual Statement as a result of events relating to AISLIC's December 31, 2007 financial position. This capital contribution has been reflected in affiliated common stocks and payable to affiliates at December 31, 2007.

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------
In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,              2007                      2006                        2005
--------------------------------------------------------------------------------------------------------------------
                                     Written       Earned        Written       Earned        Written       Earned
--------------------------------------------------------------------------------------------------------------------
Direct premiums                    $ 5,450,523   $ 5,319,330   $ 5,405,358   $ 5,504,457   $ 5,588,284   $ 5,838,904
Reinsurance premiums assumed:
   Affiliates                       22,972,380    22,951,382    23,265,173    22,521,061    22,153,164    21,595,324
   Non-affiliates                      528,953       493,411       420,462       478,011       494,482       548,499
--------------------------------------------------------------------------------------------------------------------
      Gross premiums                28,951,856    28,764,123    29,090,993    28,503,529    28,235,930    27,982,727
--------------------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates                       19,911,172    19,869,772    20,068,406    19,568,693    19,860,111    19,676,550
   Non-affiliates                    1,264,103     1,227,602     1,208,740     1,233,635     1,288,840     1,270,214
--------------------------------------------------------------------------------------------------------------------
      Net premiums                 $ 7,776,581   $ 7,666,749   $ 7,813,847   $ 7,701,201   $ 7,086,979   $ 7,035,963
=====================================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance            Ceded Reinsurance           Net
---------------------------------------------------------------------------------------------------
                      Unearned                   Unearned                   Unearned
                       Premium     Commission     Premium     Commission     Premium     Commission
                      Reserves       Equity      Reserves       Equity      Reserves       Equity
---------------------------------------------------------------------------------------------------
December 31, 2007:
   Affiliates        $11,427,780   $1,307,472   $ 9,978,773   $1,198,833   $1,449,007   $ 108,639
   Non affiliates        869,926       99,530       518,666   $   62,312      351,260      37,218
---------------------------------------------------------------------------------------------------
   Totals            $12,297,706   $1,407,002   $10,497,439   $1,261,145   $1,800,267   $ 145,857
===================================================================================================
December 31, 2006:
   Affiliates        $11,406,782   $1,252,193   $ 9,937,373   $1,155,238   $1,469,409   $  96,955
   Non affiliates        834,384       91,595       482,165       56,052      352,219      35,543
---------------------------------------------------------------------------------------------------
   Totals            $12,241,166   $1,343,788   $10,419,538   $1,211,290   $1,821,628   $ 132,498
===================================================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
As of December 31, 2007 and 2006, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------
                       Unearned    Paid Losses   Reserves for
                       Premium         and        Losses and
                       Reserves        LAE           LAE
-------------------------------------------------------------
December 31, 2007:
   Affiliates        $ 9,978,773    $ 206,186     $36,527,584
   Non-affiliates        518,669      426,263       2,798,160
-------------------------------------------------------------
   Total             $10,497,442    $ 632,449     $39,325,744
=============================================================
December 31, 2006:
   Affiliates        $ 9,937,373     $ 86,964     $35,619,288
   Non-affiliates        482,165      427,234       3,022,524
-------------------------------------------------------------
   Total             $10,419,538    $ 514,198     $38,641,812
=============================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

-----------------------------------------------------------------------------------
                                                             NAIC Co.
Reinsurer                                                      Code
Amount
-----------------------------------------------------------------------------------
Affiliates:
   National Union Pool                                            --    $43,392,370
   American International Insurance Company                    32220        417,286
   American International Underwriters Overseas, Ltd.             --        385,925
   New Hampshire Indemnity Company                             23833        174,268
   AIG Global Trade And Political Risk Ins Company             10651        157,721
   American International Life Assurance Co. of NY (US)        60607         26,806
   Transatlantic Reinsurance Company                           19453        290,273
   United Guaranty Insurance Company                           11715         12,040
   Hartford Steam Boiler Inspection And Insurance Co.          11452          9,834
   Audubon Insurance Company                                   19933          6,928
   AIG Excess Liability Insurance Company, Ltd.                10932          2,775
   Ascot Syndicate Lloyds 1414                                    --          1,604
   AIUOA                                                          --          1,387
   AIG General Ins Co (Thailand) (F/Universal)                    --          1,342
   Other affiliates less than $1.0 million                        --          4,308
-----------------------------------------------------------------------------------
   Total affiliates                                                     $44,884,867
Non-Affilliates:                                                                 --
-----------------------------------------------------------------------------------
   Total affiliates and non-affiliates                                  $44,884,867
===================================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company reported in its Statements of Income $152, $13,003 and $45,537, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,805), respectively, less losses incurred of $152, $13,003 and $43,732, respectively, as a result of commutations with the following reinsurers:
--------------------------------------------------------------------
Company                                   2007      2006       2005
--------------------------------------------------------------------
Trenwick America                          $ --    $ 8,740    $    --
Alea Group                                  --      2,567         --
SCOR Reinsurance Company                    --         --     44,800
Other reinsurers less than $1.0 million    152      1,696        737
--------------------------------------------------------------------
Total                                     $152    $13,003    $45,537
====================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $86,207 and $82,832, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverable balances of $14,497, $32,562 and $68,909, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------
As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                         2007                    2006
----------------------------------------------------------------------------------------------
                                                 Assumed       Ceded      Assumed       Ceded
---------------------------------------------------------------------    ---------------------
Reserves transferred:
   Initial reserves                             $ 228,366    $478,934    $ 228,366    $478,934
   Adjustments - prior year(s)                   (183,349)    (26,545)    (180,756)    (35,428)
   Adjustments - current year                      16,465      17,390       (2,592)      8,883
---------------------------------------------------------------------    ---------------------
   Balance as of December 31,                      61,482     469,779       45,018     452,389
---------------------------------------------------------------------    ---------------------
Paid losses recovered:
   Prior year(s)                                   20,485     387,702       12,890     374,849
   Current year                                     8,817      13,140        7,595      12,853
---------------------------------------------------------------------    ---------------------
   Total recovered as of December 31,              29,302     400,842       20,485     387,702
---------------------------------------------------------------------    ---------------------
   Carried reserves as of December 31,          $  32,180    $ 68,937    $  24,533    $ 64,687
=====================================================================    =====================
Consideration paid or received:
   Initial reserves                             $ 212,797    $291,795    $ 212,797    $291,795
   Adjustments - prior year(s)                   (190,016)    (15,127)    (190,000)    (19,917)
   Adjustments - current year                         140         455          (15)      4,789
---------------------------------------------------------------------    ---------------------
   Total paid as of December 31,                $  22,921    $277,123    $  22,782    $276,667
=====================================================================    =====================
Special surplus from retroactive reinsurance:
   Initial surplus gain or loss realized        $      --    $ 50,201    $      --    $ 50,201
   Adjustments - prior year(s)                         --       2,416           --      21,689
   Adjustments - current year                          --        (544)          --     (19,273)
---------------------------------------------------------------------    ---------------------
   Balance as of December 31,                   $      --    $ 52,073    $      --    $ 52,617
=====================================================================    =====================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The Company's retroactive reinsurance balances (by reinsurer) as of December 31, 2007 and 2006, are set forth in the table below:

                                                                 2007                2006
-----------------------------------------------------------------------------------------------
Reinsurer                                                 Assumed    Ceded    Assumed    Ceded
-----------------------------------------------------------------------------------------------
   American International Reinsurance Co.                 $    --   $46,592   $    --   $48,201
   American International Specialty Lines Insurance Co.    27,735        --    18,206        --
   AXA Corporate Solutions                                     --     1,429        --        --
   PEG Reinsurance Co.                                         --    14,755        --     9,320
   Commerce and Industry Insurance Company of Canada        4,405        --     6,259        --
   Lyndon Property Ins. Co.                                    --     1,206        --     1,878
   All other reinsurers less than $1.0 million                 40     4,955        68     5,288
-----------------------------------------------------------------------------------------------
      Total                                               $32,180   $68,937   $24,533   $64,687
===============================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------
Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

----------------------------------------------------------------------
                      Deposit     Deposit     Funds Held    Funds Held
                      Assets    Liabilities     Assets     Liabilities
-------------------------------------------   ------------------------
December 31, 2007:
   Direct            $     --     $100,407     $     --      $     --
   Assumed                 --       99,633      104,412            --
   Ceded              793,216           --           --       734,590
------------------------------------------     ----------------------
   Total             $793,216     $200,040     $104,412      $734,590
==========================================     ======================

                      Deposit     Deposit     Funds Held    Funds Held
                      Assets    Liabilities     Assets     Liabilities
-------------------------------------------   ------------------------
December 31, 2006:
   Direct            $     --     $ 82,285      $    --      $     --
   Assumed                 --       99,583       99,516            --
   Ceded              854,511           --           --       742,591
------------------------------------------      ---------------------
   Total             $854,511     $181,868      $99,516      $742,591
==========================================      =====================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
A reconciliation of the Company's deposit assets and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                          2007                       2006
--------------------------------------------------------   ------------------------
                                  Deposit      Deposit       Deposit      Deposit
                                   Assets    Liabilities     Assets     Liabilities
--------------------------------------------------------   ------------------------
Balance at January 1             $ 854,511    $181,868     $1,410,584    $ 513,961
   Deposit activity, including
      loss recoveries             (112,157)     18,932       (691,043)    (362,699)
   Interest income or expense,
      net of amortization of
      margin                        41,323        (760)       119,740       30,606
   Non-admitted asset portion        9,539          --         15,230           --
------------------------------------------------------     -----------------------
Balance at December 31           $ 793,216    $200,040     $  854,511    $ 181,868
======================================================     =======================

                                          2007                       2006
--------------------------------------------------------   ------------------------
                             Funds Held     Funds Held    Funds Held     Funds Held
                                 Assets    Liabilities       Assets     Liabilities
--------------------------------------------------------   ------------------------
Balance at January 1             $ 99,516     $742,591     $ 457,042    $1,062,338
   Contributions                    4,923        1,072            --        64,299
   Withdrawals                        (27)     (57,101)     (374,792)     (446,200)
   Interest                            --       48,028        17,266        62,154
------------------------------------------------------     ------------------------
Balance at December 31           $104,412     $734,590     $  99,516    $  742,591
======================================================     ========================

As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $644,985 and $665,391, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $53,404 and $429,315, respectively, and funds held on deposit accounting liability of $1,422 and $288,474, respectively. During 2006, the Company commuted $42,505 of the deposit assets and $42,505 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $102,399, funds held on deposit accounting - $350,522, deposit accounting liability - $332,220, and funds held on deposit accounting liability - $86,613.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------
The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax payables in the accompanying Statements of Liabilities, Capital and Surplus were due to the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

As of December 31,                                             2007         2006
-----------------------------------------------------------------------------------
Gross deferred tax assets                                   $1,270,713   $1,221,399
Gross deferred tax liabilities                                (664,295)    (625,778)
Non-admitted deferred tax assets in accordance with
   SSAP No. 10, income taxes                                  (235,222)    (209,992)
-----------------------------------------------------------------------------------
Net admitted deferred tax assets                            $  371,196   $  385,629
===================================================================================
Decrease (Increase) in non admitted deferred tax assets
   Adjustment to December 31, 2006 Surplus                  $   20,328
Change in non-admitted deferred tax assets - current year   $  (45,558)
-----------------------------------------------------------------------
Change in non admitted deferred tax assets                  $  (25,230)
=======================================================================

--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

For the years ended December 31,                2007       2006        2005
-----------------------------------------------------------------------------
Income tax expense (benefit) on net
   underwriting and net investment income     $424,726   $217,553   $(106,539)
Federal income tax adjustment - prior years     85,892    (43,980)     (1,377)
-----------------------------------------------------------------------------
Current income tax expense (benefit)          $510,618   $173,573   $(107,916)
=============================================================================
Income tax on realized capital gains          $  3,076   $ 12,835   $  24,064
=============================================================================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, along with the changes in deferred income taxes for 2006, is set forth in the table below:

------------------------------------------------------------------------------------------------------------------
As of December 31,                                                               2007          2006        Change
------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Loss reserve discount                                                      $  405,802    $  346,399    $ 59,403
   Non-admitted assets                                                           230,398       219,959      10,439
   Unearned premium reserve                                                      315,959       308,271       7,688
   Partnerships                                                                  121,188       117,123       4,065
   Bad debt                                                                      155,992       194,119     (38,127)
   Deferred tax remediation adjustments to December 31, 2006 surplus                  --        20,328     (20,328)
   Other temporary differences                                                    41,374        15,200      26,174
   ---------------------------------------------------------------------------------------------------------------
      Gross deferred tax assets                                                1,270,713     1,221,399      49,314
   Non-admitted deferred tax assets                                             (235,222)     (189,664)    (45,558)
   Non-admitted deferred tax assets adjustments to December 31 2006 surplus                    (20,328)     20,328
   ---------------------------------------------------------------------------------------------------------------
      Admitted deferred tax assets                                             1,035,491     1,011,407      24,084
   ---------------------------------------------------------------------------------------------------------------
   Unrealized capital gains                                                     (310,305)     (272,004)    (38,301)
   Investments                                                                  (311,198)     (311,367)        169
   Other temporary differences                                                   (42,792)      (42,407)       (385)
   ---------------------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities                                               (664,295)     (625,778)    (38,517)
   ---------------------------------------------------------------------------------------------------------------
      Net admitted deferred tax assets                                        $  371,196    $  385,629    $(14,433)
   ===============================================================================================================
   Gross deferred tax assets                                                  $1,270,713    $1,221,399    $ 49,314
   Gross deferred tax liabilities                                               (664,295)     (625,778)    (38,517)
   ---------------------------------------------------------------------------------------------------------------
   Net deferred tax assets                                                    $  606,418    $  595,621      10,797
   ===================================================================================================
   Income tax effect of unrealized capital  gains                                                           38,301
   ---------------------------------------------------------------------------------------------------------------
   Income tax effect of unrealized capital  gains - remediation adjustments                                 42,938
   ---------------------------------------------------------------------------------------------------------------
   Change in net deferred income taxes                                                                    $ 92,036
   ===============================================================================================================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2007, 2006 and 2005 are as follows:

                                                              2007                       2006                      2005
--------------------------------------------------------------------------------------------------------------------------------
                                                      Amount      Tax Effect     Amount      Tax Effect    Amount     Tax Effect
--------------------------------------------------------------    ----------   ----------    ----------   ---------   ----------
Net income before federal income taxes and          $1,798,601    $ 629,510    $1,307,263    $ 457,542    $  48,062    $ 16,822
   capital gains taxes
Book to tax adjustments:
      Tax exempt income and dividends received        (766,259)    (268,191)     (422,522)    (147,883)    (358,917)   (125,621)
         deduction
      Intercompany dividends                          (139,912)     (48,969)     (164,797)     (57,679)    (149,147)    (52,202)
      Meals and entertainment                            1,846          646         1,174          411           --          --
      Non-deductible penalties                           1,592          557         1,620          567           --          --
      Change in non-admitted assets                    (29,824)     (10,439)     (247,883)     (86,759)          --          --
      Federal income tax adjustments - prior year           --       80,466            --       (3,019)          --      (1,377)
      Remediation adjustments                               --           --            --           --           --     (41,254)
      Change in tax reserves                                --       38,078            --           --           --
      Foreign tax credits                                   --           --            --           --           --     (15,200)
      Other                                                 --           --            --      (10,524)          --       2,102
--------------------------------------------------------------    ---------    ----------    ---------    ---------   ---------
         Total book to tax adjustments                (932,557)    (207,852)     (832,408)    (304,886)    (508,064)   (233,552)
--------------------------------------------------------------    ---------    ----------    ---------    ---------   ---------
Total federal taxable income and tax                $  866,044    $ 421,658    $  474,855    $ 152,656    $(460,002)  $(216,730)
==============================================================    =========    ==========    =========    =========   =========
Current federal income tax                                        $ 510,618                  $ 173,573                $(107,916)
Income tax on net realized capital gains                              3,076                     12,835                   24,064
Change in net deferred income taxes                                 (92,036)                   (33,752)                (132,878)
                                                                  ---------                  ---------                ---------
Total federal income tax                                          $ 421,658                  $ 152,656                $(216,730)
                                                                  =========                  =========                =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2007 is set forth in the table below:

-------------------------------------------------------------------------
Current year                                                     $358,368
First preceding year                                             $210,160
-------------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $304,501 during 2007, $764,410 during 2006 and $(1,207) during 2005.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

--------------------------------------------------------------
Gross unrecognized tax benefits at January 1,           2007
--------------------------------------------------------------
   Increases in tax positions for prior years          $ 5,455
   Decreases in tax positions for prior years           35,014
   Increases in tax positions for current years             --
   Lapse in statute of limitations                          --
   Settlements                                              --
--------------------------------------------------------------
Gross unrecognized tax benefits at December 31, 2007   $40,469
==============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $40,469. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $40,469.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, NUFIC had accrued $861 and $7,445 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,584 of interest and penalties in the Consolidated Statement of Income.

The Company does not believe that there will be a material change to balance of unrecognized tax benefits within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

Major Tax Jurisdictions                                          Open Tax Years
-------------------------------------------------------------------------------
United States                                                         1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------
A.   Pension Plan
     ------------
     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.
     -----------------------------------------------------------
     As of December 31,                     2007         2006
     -----------------------------------------------------------
     Fair value of plan assets           $3,004,869   $2,637,415
     Less projected benefit obligation    2,719,971    2,673,615
     -----------------------------------------------------------
     Funded status                       $  284,898   $  (36,200)
     ===========================================================

     The Company's share of net expense for the qualified pension plan was to $5,279, $9,500 and $6,900 for the years ended December 31, 2007, 2006 and
     2005, respectively.

B.   Postretirement Benefit Plans
     ----------------------------
     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences, as of December 31, 2007, 2006 were $190,417 and $184,884 respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $328, $300 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

------------------------------------------------------------------------------------------------------
As of December 31,                                  2007                2006                2005
------------------------------------------------------------------------------------------------------
   Discount rate                                   6.50%               6.00%               5.50%
   Rate of compensation increase (average)         4.25%               4.25%               4.25%
   Measurement date                          December 31, 2007   December 31, 2006   December 31, 2005
   Medical cost trend rate                          N/A                 N/A                 N/A
======================================================================================================

C.   Stock Options and Deferred Compensation Plan
     --------------------------------------------
     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,808, $6,588 and $2,298, respectively, of these stock options and certain other deferred compensation programs to the Company.

D.   Post-employment Benefits and Compensated Absences
     -------------------------------------------------
     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   Impact of Medicare Modernization Act on Post Retirement Benefits
     ----------------------------------------------------------------
     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------
A.   Capital and Surplus
     -------------------
     The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:
     -------------------------------------------------------
                                      2007            2006
     -------------------------------------------------------
     Unrealized gains and losses   $6,793,943     $5,412,999
     Non-admitted asset values     $ (983,843)    $(980,573)
     Provision for reinsurance     $ (121,714)    $(134,981)
     =======================================================
     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $170,440 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

     During 2005, the board of directors of AIG authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and LAE reserve strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate Parent contributed $199,830 in cash to the Company. In connection therewith, as of December 31, 2005, the Company reported a receivable of $199,830 with its Ultimate Parent and increased its Capital in Excess of Par Value accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the Commonwealth of Pennsylvania.

B.   Risk-Based Capital Requirements
     -------------------------------
     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
C.   Dividend Restrictions
     ---------------------
     Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus as of December 31, 2007, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2007, the maximum dividend payments, which may be made without prior approval during 2008, is approximately $1,284,907.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     During 2007, the Company paid $1,120,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

NOTE 12 - CONTINGENCIES
-----------------------
A.   Legal Proceedings
     -----------------
     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

     The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
     Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

     A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

     The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

     On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

     A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

     Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   Asbestos and Environmental Reserves
     -----------------------------------

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                      Asbestos Losses                  Environmental Losses
-----------------------------------------------------------------------------------------------------------------
                                               2007         2006         2005        2007       2006       2005
--------------------------------------------------------------------------------   ------------------------------
Direct:
Loss and LAE reserves, beginning of year    $1,159,145   $1,148,049   $  731,546   $188,294   $304,714   $271,161
   Incurred losses and LAE                      36,688      168,760      517,176       (494)   (80,032)    66,554
   Calendar year paid losses and LAE          (158,189)    (157,664)    (100,673)   (43,047)   (36,388)   (33,001)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE Reserves, end of year          $1,037,644   $1,159,145   $1,148,049   $144,753   $188,294   $304,714
================================================================================   ==============================
Assumed:
Loss and LAE reserves, beginning of year    $  102,751   $  102,810   $   95,171   $  5,223   $  6,926   $  6,994
   Incurred losses and LAE                       5,447       15,128       15,540      1,463     (1,543)       876
   Calendar year paid losses and LAE           (13,563)     (15,187)      (7,901)      (424)      (160)      (944)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE reserves, end of year          $   94,635   $  102,751   $  102,810   $  6,262   $  5,223   $  6,926
================================================================================   ==============================
Net of reinsurance:
Loss and LAE reserves, beginning of year    $  562,722   $  547,037   $  367,609   $ 97,333   $142,476   $149,915
   Incurred losses and LAE                      10,719       88,346      220,900      1,785    (23,564)    17,322
   Calendar year paid losses and LAE           (83,569)     (72,661)     (41,472)   (23,510)   (21,579)   (24,761)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE reserves, end of year          $  489,872   $  562,722   $  547,037   $ 75,608   $ 97,333   $142,476
================================================================================   ===============================

     The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                     Asbestos Losses                   Environmental Losses
--------------------------------------------------------------------------------    -----------------------------
                                              2007          2006         2005        2007       2006       2005
--------------------------------------------------------------------------------    -----------------------------
Direct basis                                  $653,522     $777,367     $823,535    $59,210    $74,353   $133,323
Assumed reinsurance basis                       47,441       65,323       64,449      1,257        648      1,460
Net of ceded reinsurance basis                 331,405      399,766      394,423     27,383     39,609     64,576
-----------------------------------------------------------------------------------------------------------------

     The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                   Asbestos Losses                     Environmental Losses
--------------------------------------------------------------------------------    ----------------------------
                                               2007         2006         2005        2007       2006      2005
--------------------------------------------------------------------------------    ----------------------------
Direct basis                                   $72,614      $86,374      $91,504    $25,376    $31,866   $57,138
Assumed reinsurance basis                        6,935        7,258        7,161        370        278       626
Net of ceded reinsurance basis                  36,486       44,418       43,825     11,567     16,975    27,675
----------------------------------------------------------------------------------------------------------------

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   Leases
     ------

     The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through July 14, 2014. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $42,333, $42,200 and $30,200 in 2007, 2006 and 2005, respectively.

     At January 1, 2008, the minimum aggregate annual rental commitments are as follows:

                  2008                           $ 48,712
                  2009                             46,283
                  2010                             47,921
                  2011                             47,364
                  2012                             45,411
                  Thereafter                      156,372
                  ----------------------------------------
                  Total minimum lease payments   $392,063
                  ========================================

     Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

D.   Other Contingencies
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements; the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $873,000, and included unrecorded loss contingencies of $847,400.

     The Company has entered into a credit agreement with its Ultimate Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $1,500,000. As of December 31, 2007, the Company had no outstanding loan balances due from its Ultimate Parent related to this credit arrangement.

     The Company has committed to make loans to its affiliate, National Union Fire Insurance of Vermont, up to but not exceeding $120,000. The commitment will terminate on December 31, 2008.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

     During 2006, the Company terminated its commitment to make loans to its affiliate, Audubon Insurance Company, up to but not exceeding $100,000.

     As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $444,051. The Company expects only a small portion of this additional capital will be called upon during 2008.

     The Company has committed to provide (pound)50,000 pounds sterling in capital to a Lloyd's Syndicate. The Company accrued a loss of (pound)10,783 pounds sterling ($21,349) at December 31, 2007.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------
The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,821,635 and $4,046,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims was $305,720 and $351,408, respectively, of which $17,176 and $20,800, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $130, $1,419 and $20, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of Admitted assets were comprised of the following balances:

-------------------------------------------------------------------
Other Admitted Assets                           2007         2006
-------------------------------------------------------------------
Guaranty funds receivable or on deposit       $  19,495   $  19,232
Loss funds on deposit                           101,440      88,957
Outstanding loss drafts - suspense accounts     454,210     517,019
Accrued recoverables and other assets            16,717       4,952
Retroactive reinsurance recoverable              14,159      (5,469)
Allowance for doubtful accounts                (414,096)   (453,070)
-------------------------------------------------------------------
   Total other admitted assets                $ 191,925   $ 171,621
===================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
period of five to ten years. As of December 31, 2007 and 2006, the Company's liability for insolvency assessments amounted to $41,195 and $32,700, respectively, with related assets for premium tax credits of $19,495 and $19,200, respectively. Of the amount accrued, the Company expects to pay approximately $21,701 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,710 of premium tax offset credits and the associated liability in years two through five. The remaining $6,784 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $414,096 and $453,070, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2007, 2006 and 2005, the Company recorded $94,880, $52,526 and $153,838, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statement of Income. In 2005, an additional amount of $208,106 was reported as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:
-------------------------------------------------------------------------
Other Liabilities                                       2007        2006
-------------------------------------------------------------------------
Accrued retrospective premiums                        $ 43,897   $ 81,279
Remittances not allocated                               41,289     39,309
Loss clearing                                           16,177     12,841
Deferred commission earnings                            12,550     10,596
Amounts withheld or retained by company for             14,947      4,434
   account of  others
Retroactive reserve payable                             17,205    (15,684)
Other liabilities, includes suspense accounts,         225,941    162,859
   experience account balances and certain accruals
-------------------------------------------------------------------------
   Total other liabilities                            $372,006   $295,634
=========================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 14 - SUBSEQUENT EVENT
--------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Certificate of Resolution for American International Life Assurance Company of New York pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts. (1)

(b)  Custodian Agreements. Inapplicable

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American International Life Assurance Company of New York and American General Equity Services Corporation, effective May 1, 2003. (5)

     (2)  Form of Selling Group Agreement. (7)

(d)  Contracts.

     (1) Form of Group Flexible Premium Variable Life Insurance Policy - Non-Participating (Policy Form No. 21GVULD997). (2)

     (2) Form of Group Flexible Premium Variable Life Insurance Certificate (Certificate Form No. 26GVULD997). (2)

(e)  Applications.

     (1) Form of Application for Group Flexible Premium Variable Life Insurance Policy, Form No. 24COLI400NY. (5)

     (2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997. (Filed herewith)

     (3)  Form of Subaccount Transfer Request form. (Filed herewith)

     (4)  Form of Premium Allocation form. (Filed herewith)

     (5)  Form of Loan/Surrender Request form. (Filed herewith)

     (6)  Form of Dollar Cost Averaging Request form. (Filed herewith)

     (7)  Form of Change Request form. (8)

     (8)  Form of Reallocation and Rebalancing Request form. (Filed herewith)

     (9)  Form of Automatic Rebalancing Request. (Filed herewith)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Bylaws of American International Life Assurance Company of New York, adopted July 25, 2002. (5)

     (2) Charter of American International Life Assurance Company of New York, dated March 5, 1962, filed with the State of New York Insurance Department on March 16, 1962. (1)

     (3) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated February 4, 1972. (1)

     (4) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated January 18, 1985. (1)

     (5) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 1, 1987. (1)

     (6) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated March 22, 1989. (1)

     (7) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 27, 1991. (1)

(g)  Reinsurance Contracts.

     (1) Reinsurance Agreement between American International Life Assurance Company and Swiss Re Life Company America. (14)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and American International Life Assurance Company of New York. (5)

     (2)(a) Form of Shareholder Services Agreement by and between American Century Investment Services, Inc. and American International Life Assurance Company of New York. (6)

     (3)(a) Form of Participation Agreement by and among Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management, LLC, Credit Suisse Asset

             Management Securities, Inc. and American International Life Assurance Company of New York. (6)

     (4)(a) Form of Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and American International Life Assurance Company of New York. (6)

     (5)(a) Form of Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and American International Life Assurance Company of New York. (6)

     (6)(a) Form of Participation Agreement by and among Variable Insurance Products Fund III, Fidelity Distributors Corporation and American International Life Assurance Company of New York. (6)

     (7)(a) Form of Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and American International Life Assurance Company of New York. (6)

     (7)(b) Form of Participation Agreement Amendment by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and American International Life Assurance Company of New York. (8)

     (7)(c) Form of Participation Agreement Amendment No. 2 by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and American International Life Assurance Company of New York.
             (12)

     (8)(a) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and American International Life Assurance Company of New York. (8)

     (9)(a) Form of Fund Participation Agreement by and between J.P. Morgan Series Trust II and American International Life Assurance Company of New York. (6)

     (10)(a) Form of Participation Agreement by and among Merrill Lynch Variable Series Funds, Inc., FAM Distributors, Inc. and American International Life Assurance Company of New York. (6)

     (11)(a) Form of Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and American International Life Assurance Company of New York. (4)

     (11)(b) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley

             Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) and American International Life Assurance Company of New York. (5)

     (12)(a) Form of Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and American International Life Assurance Company of New York. (8)

     (12)(b) Form of Amendment to Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and American International Life Assurance Company of New York. (8)

     (13)(a) Form of Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and American International Life Assurance Company of New York. (6)

     (14)(a) Form of Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and American International Life Assurance Company of New York. (5)

     (15)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American International Life Assurance Company of New York. (6)

     (16)(a) Form of Administrative Services Agreement by and among Credit Suisse Asset Management, LLC and American International Life Assurance Company of New York. (6)

     (17)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AllianceBernstein and American International Life Assurance Company of New York. (14)

     (18)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American International Life Assurance Company of New York. (14)

     (19)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and American International Life Assurance Company of New York. (14)

     (20)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American International Life Assurance Company of New York. (14)

     (21)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American International Life Assurance Company of New York. (14)

     (22)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American International Life Assurance Company of New York. (14)

     (23)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan and American International Life Assurance Company of New York. (14)

     (24)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Merrill Lynch (BlackRock) and American International Life Assurance Company of New York. (14)

     (25)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American International Life Assurance Company of New York. (14)

     (26)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American International Life Assurance Company of New York. (14)

     (27)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American International Life Assurance Company of New York. (14)

     (28)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American International Life Assurance Company of New York. (14)

     (29)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American International Life Assurance Company of New York. (14)

(i)  Administrative Contracts.

     (1) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York.
          (5)

     (2) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated May 21, 1975. (5)

     (3) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated September 23, 1975. (5)

     (4) Form of Addendum No. 6 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated June 9, 1981. (5)

     (5) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated December 30, 1998. (5)

     (6) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York and American General Life Companies, effective January 1, 2002. (5)

     (7) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York and American General Life Companies, LLC, effective January 1, 2002. (7)

     (8) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (8)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of American International Life Assurance Company of New York. (9)

     (2) AIG Support Agreement between American International Life Assurance Company of New York and American International Group, Inc. (9)

(k)  Legal Opinions.

     (1) Opinion and Consent of Kenneth D. Walma, Vice President and Counsel, American International Life Assurance Company of New York. (3)

     (2) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (10)

     (3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (10)

(l)  Actuarial Opinions.

     (1) Opinion and Consent of American International Life Assurance Company of New York's actuary. (3)

     (2) Opinion and Consent of American International Life Assurance Company of New York's actuary. (5)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Memorandum Regarding Procedures including Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2007. (14)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa.
          (11)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by John Quinlan Doyle, Director and President, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, of National Union Fire Insurance Company of Pittsburgh, Pa.
          (13)

     (3) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy

          Willis, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (Filed herewith)

---------------------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90686) of Variable Account B of American International Life Assurance Company of New York filed on October 27, 1998.

(2) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on March 23, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on December 28, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on April 25, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on June 16, 2003.

(7) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on April 27, 2004.

(8) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 2, 2005.

(9) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on August 12, 2005.

(10) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on October 24, 2005.

(11) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on March 31, 2006.

(12) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2006.

(13) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on June 22, 2006.

(14) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2007.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
Rodney O. Martin, Jr.          Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong             Director, President - AIG Benefit Solutions Profit Center
3600 Route 66                  and Chief Executive Officer - AIG Benefit
Neptune, NJ 07754-1580         Solutions Profit Center

Patrick J. Foley               Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane B. Fortin            Director, Executive Vice President and Chief Financial
2929 Allen Parkway             Officer
Houston, TX 77019

James A. Galli                 Director and Senior Vice President
70 Pine Street
New York, NY 10270

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
Cecil C. Gamwell, III          Director
419 W. Beach Rd.
Charleston, RI 02813

Jack R. Harnes                 Director
70 Pine Street
New York, NY 10270

David L. Herzog                Director
70 Pine Street
New York, NY 10270

Richard A. Hollar              Director, President-Life Profit Center and Chief
750 West Virginia Street       Executive Officer-Life Profit Center
Milwaukee, WI 53204

John I. Howell                 Director
Indian Rock Corp.
263 Glenville Rd., 2nd Floor
Greenwich, CT 06831

David W. O'Leary               Director, President-Specialty Markets Group and
2929 Allen Parkway             Chief Executive Officer-Specialty Markets Group
Houston, TX 77019

Gary D. Reddick                Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

Matthew Winter                 Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                  President-Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
Royce G. Imhoff, II            President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

Dennis Roberts                 President-Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard D. Schuettner          President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                    President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele               President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don Ward                       President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson             Executive Vice President and Chief Information Officer
2929 Allen Parkway
Houston, TX 77019

Rodney N. Hook                 Executive Vice President-AIG Benefit Solutions Profit
3600 Route 66                  Center and Chief Risk Officer-AIG Benefit
Neptune, NJ 07754              Solutions Profit Center

Gary Parker                    Executive Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX 77019

Dan E. Trudan                  Executive Vice President and Chief Operations Officer
2929 Allen Parkway
Houston, TX 77019

Steven D. Anderson             Senior Vice President-Life Profit Center and Chief
2929 Allen Parkway             Financial Officer-Life Profit Center
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
Erik A. Baden                  Senior Vice President-Strategic Marketing and Business
2929 Allen Parkway             Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi               Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

Don Cummings                   Senior Vice President and Chief Accounting Officer
2727-A Allen Parkway
Houston, TX 77019

Robert M. Goldbloom            Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding           Senior Vice President and Chief Underwriting Officer
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.         Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien            Senior Vice President, Chief Marketing Officer-
2929 Allen Parkway             Independent Agency Group
Houston, TX 77019

William J. Packer              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelletteri               Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael W. Witwer              Senior Vice President
3600 Route 66
Neptune, NJ 07754

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski            Vice President
3600 Route 66
Neptune, NJ 07754-1580

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

David R. Brady                 Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman           Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby                Vice President
3600 Route 66
Neptune, NJ 07754-1580

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Joseph S. Cella                Vice President
70 Pine Street
New York, NY 10270

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield         Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey                 Vice President
3600 Route 66
Neptune, NJ 07754-1580

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick           Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
3051 Hollis Drive
Springfield, IL 62704

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
Donald E. Huffner              Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Karen M. Isaacs                Vice President
3600 Route 66
Neptune, NJ 07754

Randy J. Marash                Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                  Vice President, Real Estate Investment Officer and
2929 Allen Parkway             Assistant Secretary
Houston, TX 77019

Richard D. McFarland           Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna Osmonson                Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer and
2929 Allen Parkway             Assistant Secretary
Houston, TX 77019

Rodney E. Rishel               Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Walter J. Rudecki, Jr.         Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben             Vice President
3051 Hollis Drive
Springfield, IL 62704

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
----------------------------   ---------------------------------------------------------
Richard W. Scott               Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                   Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Veronica Torralba              Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh                Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams                Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-08-002280, filed February 28, 2008.

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
American International Group, Inc./(2)/                                              Delaware        /(3)/
   AIG Capital Corporation                                                           Delaware     100
      AIG Capital India Private Limited                                                 India   99.99/(4)/
        AIG Global Asset Management Company (India) Private Limited                     India      99/(5)/
      AIG Consumer Finance Group, Inc.                                               Delaware     100
         AIG Bank Polska S.A.                                                          Poland   99.92
         AIG Credit SA                                                                 Poland     100
         Compania Financiera Argentina S.A.                                         Argentina     100
      AIG Credit Corp.                                                               Delaware     100
         A.I. Credit Consumer Discount Company                                   Pennsylvania     100
         A.I. Credit Corp.                                                      New Hampshire     100
         AICCO, Inc.                                                                 Delaware     100
         AICCO, Inc.                                                               California     100
         AIG Credit Corp. of Canada                                                    Canada     100
         Imperial Premium Funding, Inc.                                              Delaware     100
      AIG Equipment Finance Holdings, Inc.                                           Delaware     100
         AIG Commercial Equipment Finance, Inc.                                      Delaware     100
            AIG Commercial Equipment Finance Company, Canada                           Canada     100
         AIG Rail Services, Inc.                                                     Delaware     100
      AIG Finance Holdings, Inc.                                                     New York     100
         AIG Finance (Hong Kong) Limited                                            Hong Kong     100
      American General Finance, Inc.                                                  Indiana     100
         American General Auto Finance, Inc.                                         Delaware     100
         American General Finance Corporation                                         Indiana     100
            Merit Life Insurance Co.                                                  Indiana     100
            MorEquity, Inc.                                                            Nevada     100
               Wilmington Finance, Inc.                                              Delaware     100
            Ocean Finance and Mortgages Limited                                       England     100
            Yosemite Insurance Company                                                Indiana     100
               CommoLoCo, Inc.                                                    Puerto Rico     100
      American General Financial Services of Alabama, Inc.                           Delaware     100
      AIG Global Asset Management Holdings Corp.                                     Delaware     100
         AIG Asset Management Services, Inc.                                         Delaware     100
         AIG Capital Partners, Inc.                                                  Delaware     100
         AIG Equity Sales Corp.                                                      New York     100
         AIG Global Investment Corp.                                               New Jersey     100
         AIG Global Real Estate Investment Corp.                                     Delaware     100
         AIG Securities Lending Corp.                                                Delaware     100
         Brazos Capital Management, L.P.                                             Delaware     100
      International Lease Finance Corporation                                      California   67.23/(6)/
   AIG Egypt Insurance Company S.A.E.                                                   Egypt   90.05/(7)/
   AIG Federal Savings Bank                                                               USA     100
   AIG Financial Advisor Services, Inc.                                              Delaware     100
      AIG Global Investment (Luxembourg) S.A.                                      Luxembourg     100
   AIG Financial Products Corp.                                                      Delaware     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
      AIG Matched Funding Corp.                                                      Delaware     100
      Banque AIG                                                                       France      90/(8)/
   AIG Funding, Inc.                                                                 Delaware     100
   AIG Global Trade & Political Risk Insurance Company                             New Jersey     100
   AIG Israel Insurance Company Ltd.                                                   Israel   50.01
   AIG Kazakhstan Insurance Company                                                Kazakhstan      60
AIG Life Holdings (International) LLC                                                Delaware     100
      AIG Star Life Insurance Co., Ltd.                                                 Japan     100
      American International Reinsurance Company, Ltd.                                Bermuda     100
         AIG Edison Life Insurance Company                                              Japan      90/(9)/
         American International Assurance Company, Limited                          Hong Kong     100
         American International Assurance Company (Australia) Limited               Australia     100
         American International Assurance Company (Bermuda) Limited                   Bermuda     100
            American International Assurance Co. (Vietnam) Limited                    Vietnam     100
            Tata AIG Life Insurance Company Limited                                     India      26
         Nan Shan Life Insurance Company, Ltd.                                         Taiwan   95.27
AIG Life Holdings (US), Inc.                                                            Texas     100
      AGC Life Insurance Company                                                     Missouri     100
         AIG Annuity Insurance Company                                                  Texas     100
         AIG Life Holdings (Canada), ULC                                               Canada     100
            AIG Assurance Canada                                                       Canada     100
            AIG Life Insurance Company of Canada                                       Canada     100
         AIG Life of Bermuda, Ltd.                                                    Bermuda     100
         AIG Life Insurance Company                                                  Delaware     100
         American General Life and Accident Insurance Company                       Tennessee     100
            Volunteer Vermont Holdings, LLC                                           Vermont     100
               Volunteer Vermont Reinsurance Company                                  Vermont     100
         American General Life Insurance Company                                        Texas     100
            AIG Enterprise Services, LLC                                             Delaware     100
            American General Annuity Service Corporation                                Texas     100
            American General Life Companies, LLC                                     Delaware     100
            The Variable Annuity Life Insurance Company                                 Texas     100
               AIG Retirement Services Company                                          Texas     100
         American International Life Assurance Company of New York                   New York     100
         American General Bancassurance Services, Inc.                               Illinois     100
         American General Property Insurance Company                                Tennessee   51.85/(10)/
            American General Property Insurance Company of Florida                    Florida     100
      The United States Life Insurance Company in the City of New York               New York     100
American General Assurance Company                                                   Illinois     100
      American General Indemnity Company                                             Illinois     100
      American General Investment Management Corporation                             Delaware     100
      American General Realty Investment Corporation                                    Texas     100
      Knickerbocker Corporation                                                         Texas     100
AIG Life Insurance Company of Puerto Rico                                         Puerto Rico     100
AIG Life Insurance Company (Switzerland) Ltd.                                     Switzerland     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
AIG Liquidity Corp.                                                                  Delaware     100
AIG Privat Bank AG                                                                Switzerland     100
AIG Property Casualty Group, Inc.                                                    Delaware     100
      AIG Commercial Insurance Group, Inc.                                           Delaware     100
         AIG Aviation, Inc.                                                           Georgia     100
         AIG Casualty Company                                                    Pennsylvania     100
         AIG Risk Management, Inc.                                                   New York     100
         AIU Insurance Company                                                       New York      52/(11)/
            AIG General Insurance Company China Limited                                 China     100
            AIG General Insurance (Taiwan) Co., Ltd.                                   Taiwan     100
         American Home Assurance Company                                             New York     100
            AIG General Insurance (Malaysia) Berhad                                  Malaysia     100
            AIG Hawaii Insurance Company, Inc.                                         Hawaii     100
               American Pacific Insurance Company, Inc.                                Hawaii     100
            American International Realty Corp.                                      Delaware    31.5/(12)/
            Pine Street Real Estate Holdings Corp.                              New Hampshire   31.47/(13)/
            Transatlantic Holdings, Inc.                                             Delaware   33.24/(14)/
               Transatlantic Reinsurance Company                                     New York     100
               Putnam Reinsurance Company                                            New York     100
               Trans Re Zurich                                                    Switzerland     100
         American International Surplus Lines Agency, Inc.                         New Jersey     100
         Audubon Insurance Company                                                  Louisiana     100
            Agency Management Corporation                                           Louisiana     100
               The Gulf Agency, Inc.                                                  Alabama     100
            Audubon Indemnity Company                                             Mississippi     100
         Commerce and Industry Insurance Company                                     New York     100
            American International Insurance Company                                 New York      50/(15)/
               AIG Advantage Insurance Company                                      Minnesota     100
               American International Insurance Company of California, Inc.        California     100
               American International Insurance Company of New Jersey              New Jersey     100
         Commerce and Industry Insurance Company of Canada                             Canada     100
         The Insurance Company of the State of Pennsylvania                      Pennsylvania     100
         Landmark Insurance Company                                                California     100
         National Union Fire Insurance Company of Pittsburgh, Pa                 Pennsylvania     100
            AIG Domestic Claims, Inc.                                                Delaware     100
            American International Specialty Lines Insurance Company                 Illinois      70/(16)/
            Lexington Insurance Company                                              Delaware      70/(17)/
               AIG Centennial Insurance Company                                  Pennsylvania     100
               AIG Auto Insurance Company of New Jersey                            New Jersey     100
               AIG Preferred Insurance Company                                   Pennsylvania     100
               AIG Premier Insurance Company                                     Pennsylvania     100
               AIG Indemnity Insurance Company                                   Pennsylvania     100
               JI Accident & Fire Insurance Company, Ltd.                               Japan      50
            National Union Fire Insurance Company of Louisiana                      Louisiana     100
            National Union Fire Insurance Company of Vermont                          Vermont     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
            21st Century Insurance Group                                             Delaware      32/(18)/
               21st Century Casualty Company                                       California     100
               21st Century Insurance Company                                      California     100
               21st Century Insurance Company of the Southwest                          Texas     100
            AIG Excess Liability Insurance Company Ltd.                              Delaware     100
               AIG Excess Liability Insurance International Limited                   Ireland     100
         New Hampshire Insurance Company                                         Pennsylvania     100
            AI Network Corporation                                                   Delaware     100
            AIG Europe, S.A.                                                           France   70.48/(19)/
            American International Pacific Insurance Company                         Colorado     100
            American International South Insurance Company                       Pennsylvania     100
            Granite State Insurance Company                                      Pennsylvania     100
            Illinois National Insurance Co.                                          Illinois     100
            New Hampshire Indemnity Company, Inc.                                Pennsylvania     100
               AIG National Insurance Company, Inc.                                  New York     100
            New Hampshire Insurance Services, Inc.                              New Hampshire     100
         Risk Specialists Companies, Inc.                                            Delaware     100
         HSB Group, Inc.                                                             Delaware     100
         The Hartford Steam Boiler Inspection and Insurance Company               Connecticut     100
         The Hartford Steam Boiler Inspection and Insurance Company of
         Connecticut                                                              Connecticut     100
         HSB Engineering Insurance Limited                                            England     100
            The Boiler Inspection and Insurance Company of Canada                      Canada     100
         United Guaranty Corporation                                           North Carolina   36.31/(20)/
         A.I.G. Mortgage Holdings Israel, Ltd.                                         Israel   87.32
            E.M.I. - Ezer Mortgage Insurance Company, Ltd.                             Israel     100
         AIG United Guaranty Agenzia Di Assirazione S.R.L                               Italy     100
         AIG United Guaranty Insurance (Asia) Limited                               Hong Kong     100
         AIG United Guaranty Mexico, S.A.                                              Mexico     100
         AIG United Guaranty Mortgage Insurance Company Canada                         Canada     100
         AIG United Guaranty Re, Ltd.                                                 Ireland     100
         United Guaranty Insurance Company                                     North Carolina     100
         United Guaranty Mortgage Insurance Company                            North Carolina     100
         United Guaranty Mortgage Insurance Company of North Carolina          North Carolina     100
         United Guaranty Partners Insurance Company                                   Vermont     100
         United Guaranty Residential Insurance Company                         North Carolina   75.03/(21)/
            United Guaranty Credit Insurance Company                           North Carolina     100
            United Guaranty Commercial Insurance Company of North
            Carolina                                                           North Carolina     100
            United Guaranty Mortgage Indemnity Company                         North Carolina     100
         United Guaranty Residential Insurance Company of North Carolina       North Carolina     100
         United Guaranty Services, Inc.                                        North Carolina     100
         AIG Marketing, Inc.                                                         Delaware     100
         American International Insurance Company of Delaware                        Delaware     100
      Hawaii Insurance Consultants, Ltd.                                               Hawaii     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
         AIG Retirement Services, Inc.                                               Delaware     100
         SunAmerica Life Insurance Company                                            Arizona     100
         SunAmerica Investments, Inc.                                                 Georgia      70/(22)/
            AIG Advisor Group, Inc.                                                  Maryland     100
               AIG Financial Advisors, Inc.                                          Delaware     100
               Advantage Capital Corporation                                         New York     100
               American General Securities Incorporated                                 Texas     100
               FSC Securities Corporation                                            Delaware     100
               Royal Alliance Associates, Inc.                                       Delaware     100
         AIG SunAmerica Life Assurance Company                                        Arizona     100
            AIG SunAmerica Asset Management Corp.                                    Delaware     100
               AIG SunAmerica Capital Services, Inc.                                 Delaware     100
         First SunAmerica Life Insurance Company                                     New York     100
         AIG Global Services, Inc.                                              New Hampshire     100
         AIG Trading Group Inc.                                                      Delaware     100
         AIG International Inc.                                                      Delaware     100
         AIU Holdings LLC                                                            Delaware     100
         AIG Central Europe & CIS Insurance Holdings Corporation                     Delaware     100
         AIG Bulgaria Insurance and Reinsurance Company EAD                          Bulgaria     100
         AIG Czech Republic pojistovna, a.s.                                   Czech Republic     100
         AIG Memsa Holdings, Inc.                                                    Delaware     100
         AIG Hayleys Investment Holdings (Private) Ltd.                             Sri Lanka      80
            Hayleys AIG Insurance Company Limited                                   Sri Lanka     100
         AIG Iraq, Inc.                                                              Delaware     100
         AIG Lebanon S.A.L.                                                           Lebanon     100
         AIG Libya, Inc.                                                             Delaware     100
         AIG Sigorta A.S.                                                              Turkey     100
         Tata AIG General Insurance Company Limited                                     India      26
         AIU Africa Holdings, Inc.                                                   Delaware     100
         AIG Kenya Insurance Company Limited                                            Kenya   66.67
         AIU North America, Inc.                                                     New York     100
         American International Underwriters Corporation                             New York     100
   American International Underwriters Overseas, Ltd.                                 Bermuda     100
      A.I.G. Colombia Seguros Generales S.A.                                         Colombia      94/(23)/
      AIG Brasil Companhia de Seguros S.A.                                             Brazil      50
      AIG Europe (Ireland) Limited                                                    Ireland     100
      AIG General Insurance (Thailand) Ltd.                                          Thailand     100
      AIG General Insurance (Vietnam) Company Limited                                 Vietnam     100
      AIG MEMSA Insurance Company Limited                                         United Arab
                                                                                     Emirates     100
      AIG UK Holdings Limited                                                         England    82.8/(24)/
         AIG Germany Holding GmbH                                                     Germany     100
            Wurttembergische und Badische Versicherungs-AG                            Germany     100
               DARAG Deutsche Versicherungs-und
               Ruckversicherungs-Aktiengesellschaft                                   Germany     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
         AIG UK Financing Limited                                                     England     100
            AIG UK Sub Holdings Limited                                               England     100
               AIG UK Limited                                                         England     100
               AIG UK Services Limited                                                England     100
      AIG Takaful - Enaya B.S.C.                                                      Bahrain     100
      American International Insurance Company of Puerto Rico                     Puerto Rico     100
      Arabian American Insurance Company (Bahrain) E.C.                               Bahrain     100
      La Meridional Compania Argentina de Seguros S.A.                              Argentina     100
      La Seguridad de Centroamerica Compania de Seguros S.A.                        Guatemala     100
      Richmond Insurance Company Limited                                              Bermuda     100
      Underwriters Adjustment Company, Inc.                                            Panama     100
   American Life Insurance Company                                                   Delaware     100
      AIG Life Bulgaria Zhivotozastrahovatelna Druzhestvo .A.D.                      Bulgaria     100
      ALICO, S.A.                                                                      France     100
      First American Polish Life Insurance and Reinsurance Company, S.A.               Poland     100
      Inversiones Interamericana S.A.                                                   Chile   99.99
      Pharaonic American Life Insurance Company                                         Egypt   74.87/(25)/
      Unibanco AIG Seguros S.A.                                                        Brazil   46.06/(26)/
   American Security Life Insurance Company, Ltd.                                Lichtenstein     100
   Delaware American Life Insurance Company                                          Delaware     100
   Mt. Mansfield Company, Inc.                                                        Vermont     100
   The Philippine American Life and General Insurance Company                     Philippines   99.78
      Pacific Union Assurance Company                                              California     100
      Philam Equitable Life Assurance Company, Inc.                               Philippines      95
      Philam Insurance Company, Inc.                                              Philippines     100

-----------------------------------------------
(1)  Percentages include directors' qualifying shares.

(2) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on February 28, 2008. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

(4)  Also owned 0.01 percent by AIG Global Investment Corp.

(5)  Also owned 1 percent by AIG Capital Corporation.

(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

(7)  Also owned 4.69 percent by AIG Memsa Holdings, Inc.

(8)  Also owned 10 percent by AIG Matched Funding Corp.

(9)  Also owned 10 percent by a subsidiary of American Life Insurance Company.

(10) Also owned 48.15 percent by American General Life and Accident Insurance Company.

(11) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.

(12) Also owned by 11 other AIG subsidiaries.

(13) Also owned by 11 other AIG subsidiaries.

(14) Also owned 25.78 percent by AIG.

(15) Also owned 25 percent by American Home Assurance Company and 25 percent by AIU Insurance Company.

(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

(18) Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

(19) 100 percent held together with AIG companies.

(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.

(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

(22) Also owned 30 percent by AIG Retirement Services, Inc.

(23) Also owned 3.24 percent by American International Underwriters de Colombia Ltd.

(24) Also owned 5.6 percent by American International Company, Limited, 2.5 percent by AIG Europe (Ireland) Ltd., 8.5 percent by American International Underwriters Overseas Association and 0.6 percent by New Hampshire Insurance Company.

(25) Also owned 7.5 percent by AIG Egypt Insurance Company.

(26) Also owned 0.92 percent by American International Underwriters Overseas,
     Ltd.

     The Registrant is a separate account of American International Life Assurance Company of New York (Depositor).

     ITEM 29. INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

     To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

     ITEM 30. PRINCIPAL UNDERWRITERS

     (a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account A of American International Life Assurance Company of New York, which offers interests in variable annuities. American

General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American International Life Assurance Company of New York affiliates.

(b) Management.

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   -------------------------------------------------------

Matthew E. Winter        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary         Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry Blews              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson       Vice President and Anti-Money Laundering Compliance
2727 Allen Parkway       Officer
Houston, TX 77019

T. Clay Spires           Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington        Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   -------------------------------------------------------

Elizabeth M. Tuck        Secretary
70 Pine Street
New York, NY 10270

Amy Marie Cinquegrana    Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                    Net Underwriting   Compensation on Events
Name of Principal   Discounts and      Occasioning the Deduction   Brokerage     Other
Underwriter         Commissions        of a Deferred Sales Load    Commissions   Compensation
American General            0                      0                    0              0
Equity Services
Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American International Life Assurance Company of New York at its principal executive office located at 80 Pine Street, New York, New York 10005 or at American International Life Assurance Company of New York's Administrative Office located at One ALICO Plaza, 600 King Street, CLMK, Wilmington, Delaware 19801.

ITEM 32. MANAGEMENT SERVICES   Inapplicable

ITEM 33. FEE REPRESENTATION

American International Life Assurance Company of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American International Life Assurance Company of New York.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account B of American International Life Assurance Company of New York, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2008.

                                        VARIABLE ACCOUNT B OF AMERICAN
                                        INTERNATIONAL LIFE ASSURANCE COMPANY
                                        OF NEW YORK
                                        (Registrant)


                                    BY: AMERICAN INTERNATIONAL LIFE ASSURANCE
                                        COMPANY OF NEW YORK
                                        (On behalf of the Registrant and itself)


                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT,
                                        TREASURER AND CONTROLLER

                                      AIL-1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                                       Title                  Date
-----------------------------------   -------------------------   --------------


RODNEY O. MARTIN, JR.                 Director and Chairman       April 29, 2008
-----------------------------------   of the Board of Directors
RODNEY O. MARTIN, JR.


MATTHEW E. WINTER                     Director, President and     April 29, 2008
-----------------------------------   Chief Executive Officer
MATTHEW E. WINTER


MARY JANE B. FORTIN                   Director, Executive         April 29, 2008
-----------------------------------   Vice President and
MARY JANE B. FORTIN                   Chief Financial Officer


M. BERNARD AIDINOFF                   Director                    April 29, 2008
-----------------------------------
M. BERNARD AIDINOFF


DAVID R. ARMSTRONG                    Director                    April 29, 2008
-----------------------------------
DAVID R. ARMSTRONG


PATRICK J. FOLEY                      Director                    April 29, 2008
-----------------------------------
PATRICK J. FOLEY


JAMES A. GALLI                        Director                    April 29, 2008
-----------------------------------
JAMES A. GALLI

                                      AIL-2

Signature                                       Title                  Date
-----------------------------------   -------------------------   --------------


                                      Director                    April __, 2008
-----------------------------------
CECIL C. GAMWELL, III


JACK R. HARNES                        Director                    April 29, 2008
-----------------------------------
JACK R. HARNES


DAVID L. HERZOG                       Director                    April 29, 2008
-----------------------------------
DAVID L. HERZOG


RICHARD A. HOLLAR                     Director                    April 29, 2008
-----------------------------------
RICHARD A. HOLLAR


JOHN I. HOWELL                        Director                    April 29, 2008
-----------------------------------
JOHN I. HOWELL


DAVID W. O'LEARY                      Director                    April 29, 2008
-----------------------------------
DAVID W. O'LEARY


GARY D. REDDICK                       Director                    April 29, 2008
-----------------------------------
GARY D. REDDICK


CHRISTOPHER J. SWIFT                  Director                    April 29, 2008
-----------------------------------
CHRISTOPHER J. SWIFT

                                      AIL-3

                                                                       333-48457
                                                                    811-04865-01

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2008.

                                            NATIONAL UNION FIRE INSURANCE
                                            COMPANY OF PITTSBURGH, PA.


                                        BY: ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature               Title                       Date
---------------------   -------------------------   --------------


*KRISTIAN P. MOOR       Director and Chairman       April 29, 2008
---------------------
 KRISTIAN P. MOOR


*JOHN Q. DOYLE          Director and President      April 29, 2008
---------------------
 JOHN Q. DOYLE


*ROBERT S. SCHIMEK      Director, Chief Financial   April 29, 2008
---------------------   Officer, Senior Vice
 ROBERT S. SCHIMEK      President, and Treasurer


*M. BERNARD AIDINOFF    Director                    April 29, 2008
---------------------
 M. BERNARD AIDINOFF


*CHARLES H. DANGELO     Director                    April 29, 2008
---------------------
 CHARLES H. DANGELO


*DAVID NEIL FIELDS      Director                    April 29, 2008
---------------------
 DAVID NEIL FIELDS


*DAVID L. HERZOG        Director                    April 29, 2008
---------------------
 DAVID L. HERZOG


*ROBERT E. LEWIS        Director                    April 29, 2008
---------------------
 ROBERT E. LEWIS


*WIN J. NEUGER          Director                    April 29, 2008
---------------------
 WIN J. NEUGER


*NICHOLAS S. TYLER      Director                    April 29, 2008
---------------------
 NICHOLAS S. TYLER


*NICHOLAS C. WALSH      Director                    April 29, 2008
------------------
 NICHOLAS C. WALSH


*MARK TIMOTHY WILLIS    Director                    April 29, 2008
---------------------
 MARK TIMOTHY WILLIS


*BY: ROBERT S. SCHIMEK
     -----------------
     ROBERT S. SCHIMEK
     ATTORNEY-IN-FACT
     (Exhibit (r)(3) to the Registration Statement)

                                  EXHIBIT INDEX

ITEM 26. EXHIBITS

     (e)(2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997.

     (e)(3)   Form of Subaccount Transfer Request form.

     (e)(4)   Form of Premium Allocation form.

     (e)(5)   Form of Loan/Surrender Request form.

     (e)(6)   Form of Dollar Cost Averaging Request form.

     (e)(8)   Form of Reallocation and Rebalancing Request form.

     (e)(9)   Form of Automatic Rebalancing Request.

     (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

     (r)(3) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of National Union Fire Insurance Company of Pittsburgh, Pa.

                                        E -1